PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 26, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FIRST UNITED CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 26, 2021

FIRST UNITED CORPORATION

MESSAGE FROM THE BOARD OF DIRECTORS

Dear Fellow Shareholders –

You are cordially invited to attend the 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) of First United Corporation, a Maryland corporation (the “Corporation”), which is scheduled to be held on [•], 2021, at [___ a.m./p.m.], Eastern Time, and any adjournment or postponement thereof. Due to the public health impact of the COVID-19 pandemic and to assist in protecting the health and well-being of our shareholders, employees and the community, the 2021 Annual Meeting will be held in a virtual-only format.

The Board of Directors has fixed [•], 2021 as the record date for purposes of determining shareholders who are entitled to notice of, and to vote at, the 2021 Annual Meeting, pursuant to the Maryland General Corporation Law. Details of the business to be conducted at the 2021 Annual Meeting are given in the accompanying Notice of Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement, accompanying BLUE Proxy Card, and 2020 Annual Report to Shareholders (including the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020) were first sent or given to our shareholders on or about [•], 2021. You should also have received a BLUE Proxy Card or BLUE Voting Instruction Form and postage-paid return envelope, through which your vote is being solicited on behalf of our Board of Directors (the “Board”).

Your vote will be especially important at the 2021 Annual Meeting. As you may know, Driver Management Company LLC, Driver Opportunity Partners I LP and J. Abbott R. Cooper (collectively, “Driver Management”) have notified the Corporation that they intend to nominate one candidate for election as a director and to submit seven proposals (collectively, the “Driver Proposals”) for shareholder approval at the 2021 Annual Meeting. The Board does NOT endorse the election of any nominee proposed by Driver Management, does NOT recommend voting in favor of any of the Driver Proposals, and strongly and unanimously urges you to NOT sign or return any proxy card sent to you by Driver Management.

If you have previously submitted a proxy card sent to you by Driver Management, you can revoke that proxy and have your shares voted for your Board’s nominees and in accordance with the Board’s recommendations on the other matters by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions provided on the BLUE Proxy Card to submit a proxy over the Internet or by telephone or by attending the virtual 2021 Annual Meeting and voting at the virtual 2021 Annual Meeting.

We are confident that our slate of Board candidates has the right mix of professional achievement, skills, experiences and reputations that qualify each of the Corporation’s candidates to serve as shareholder representatives overseeing the management of the Corporation. We are committed to engaging with our shareholders and continuing to respond to shareholder concerns about the Corporation, and we believe we are in the best position to oversee the execution of our long-term strategic plan to grow and realize shareholder value. The Board unanimously recommends that you vote “FOR” the election of Sanu Chadha, Christy DiPietro, Patricia Milon, and Carissa L. Rodeheaver to the Board.

After reading the Notice of Annual Meeting of Shareholders and the Proxy Statement, please mark your votes on the accompanying BLUE Proxy Card or BLUE Voting Instruction Form, sign it and promptly return it in the accompanying postage-paid envelope. You may also vote by submitting a proxy by Internet or telephone as instructed in the Proxy Statement or on the BLUE Proxy Card or BLUE Voting Instruction Form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the 2021 Annual Meeting.

You may receive proxy solicitation materials from Driver Management, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Driver Management, the nominee or any proposal contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver Management or any other statements that Driver Management or its representatives have made or may otherwise make. The Board, including all of its independent directors, strongly urges you to NOT sign or return any proxy card sent to you by or on behalf of Driver Management. Again, if you have previously submitted a proxy card sent to you by or on behalf of Driver Management, you can revoke that proxy and vote for your Board’s nominees and in accordance with the Board’s recommendations on the other matters to be voted on at the 2021 Annual Meeting by using the enclosed BLUE Proxy Card or voting by Internet or telephone by following the instructions specified on the BLUE Proxy Card.

It is very important that your shares be represented and voted at the 2021 Annual Meeting. Whether or not you plan to attend the virtual 2021 Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing the BLUE Proxy Card or BLUE Voting Instruction Form. Returning the proxy or voting by Internet or telephone does not deprive you of your right to attend the 2021 Annual Meeting virtually and to vote your shares at the 2021 Annual Meeting.

Your vote and participation, no matter how many or how few shares you own, are very important to us. Your cooperation is greatly appreciated.

By Order of the Board of Directors,

JOHN W. MCCULLOUGH

Independent Lead Director

Oakland, Maryland

[•], 2021

The attached Notice of Annual Meeting of Shareholders and Proxy Statement are first being made available to shareholders of record beginning [•], 2021. If you have any questions or require assistance in authorizing a proxy or voting your shares of common stock, please contact the Corporation’s proxy solicitor at the contact listed below:

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: FUNC@investor.MorrowSodali.com

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 26, 2021

FIRST UNITED CORPORATION

19 South Second Street

Oakland, Maryland 21550-0009

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

[•], 2021

Dear Shareholders of First United Corporation:

Notice is hereby given that the 2021 Annual Meeting of the Shareholders (the “2021 Annual Meeting”) of First United Corporation (the “Corporation”) will be held at [__ a.m./p.m.], Eastern Time, on [•], 2021, and at any adjournment or postponement thereof. Due to the public health impact of the COVID-19 pandemic and to assist in protecting the health and well-being of our shareholders, employees and the community, the 2021 Annual Meeting will be held in a virtual-only format.

The purposes of the 2021 Annual Meeting are to vote on several Management and Shareholder Proposals:

MANAGEMENT PROPOSALS
1	To vote on the election of the four nominees named in the attached Proxy Statement and form of Proxy to serve on the Board of Directors (the “Board”), each until the 2024 Annual Meeting of Shareholders and until her successor is duly elected and qualified (Proposal 1);
2	To approve an amendment to the Corporation’s charter (the “Charter”) to declassify the Board (Proposal 2);
3	To adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Charter to reduce the votes required to approve certain shareholder actions, from two-thirds of all votes entitled to be cast on the matter to a majority of all votes entitled to be cast on the matter (Proposal 3);
4	To adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Corporation’s Amended and Restated Bylaws, as amended (the “Bylaws”) to provide for proxy access in the election of directors (Proposal 4);
5	To approve, by a non-binding advisory vote, the compensation paid to the Corporation’s named executive officers for 2020 (Proposal 5);
6	To ratify the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for 2021 (Proposal 6);
7	To recommend, by a non-binding advisory vote, the frequency of future Say-on-Pay Votes (every 1 year, every 2 years or every 3 years) (Proposal 7);

SHAREHOLDER PROPOSALS
8	To consider and vote on a non-binding advisory proposal submitted by Driver Management Company LLC, Driver Opportunity Partners I LP and J. Abbott R. Cooper (collectively, “Driver Management”), requesting that the Board take all steps necessary or desirable under applicable law to require that the Chairman of the Board be an independent director (Proposal 8);
9	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion greater than a simple majority) of all the votes entitled to be cast for shareholder approval (including, without limitation, mergers and amendments to the Charter) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval (Proposal 9);

10	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights (to the maximum extent available under applicable law) accorded shareholders of record pursuant to the Charter, the Bylaws, as well as applicable law (Proposal 10);
11	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board adopt a resolution whereby the Board commits to avoid taking any actions (including lobbying the Maryland Commissioner of Financial Regulation (the “Commissioner”)) to investigate potential violations of Section 3-314 of the Financial Institutions Article of the Annotated Code of Maryland (the “Maryland Stock Acquisition Statute”) or seeking to enforce, through legal action or otherwise, any of the provisions of the Maryland Stock Acquisition Statute not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder (Proposal 11);
12	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board adopt a “proxy access” bylaw that would require the Corporation to include in proxy materials prepared for a shareholder meeting at which directors are to be elected certain information regarding any person or persons nominated for election to the Board by a shareholder and would allow shareholders to vote on such nominee or nominees on the Corporation’s proxy card (Proposal 12);
13	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board amend the Bylaws to provide that shareholders may alter, amend or repeal the Bylaws by the affirmative vote of a simple majority of all the votes entitled to be cast by the holders of the issued and outstanding shares of common stock (Proposal 13); and
14	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board form a special committee to review any violations of Rule 5640 of The Nasdaq Stock Market Rules by the Corporation by voluntarily asserting or attempting to exercise a private right of action under the Maryland Stock Acquisition Statute absent a binding prior determination by the Commissioner or a court of competent jurisdiction that a violation has occurred (Proposal 14).

In the event that any other business properly comes before the 2021 Annual Meeting or at any adjournment or postponement thereof, shareholders will also be asked to vote on such business.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders. The Board recommends a vote on the enclosed BLUE Proxy Card “FOR” each of the four director nominees named in the accompanying Proxy Statement, “FOR” each of Proposals 2, 3, 4, 5 and 6, “EVERY 1 YEAR” on Proposal 7, and “AGAINST” each of Proposals 8, 9, 10, 11, 12, 13 and 14.

The Board has fixed [•], 2021 (the “Record Date”) as the record date for purposes of determining shareholders who are entitled to notice of, and to vote at, the 2021 Annual Meeting, pursuant to the Maryland General Corporation Law. The 2021 Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this notice may be taken without further notice to shareholders, unless required by law or the Bylaws.

Whether or not you expect to attend the virtual 2021 Annual Meeting, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site, available at [__], (ii) calling [__], or (iii) signing, dating and returning the BLUE Proxy Card or BLUE Voting Instruction Form provided to you. You are urged to complete and submit the enclosed BLUE Proxy Card, even if your shares have been sold after the Record Date.

If your shares of common stock are held in a brokerage account or by a bank, trustee or other nominee (i.e., your shares are held in “street name”), you will receive a BLUE Voting Instruction Form from that nominee. You must provide voting instructions by completing the BLUE Voting Instruction Form and returning it to your broker, bank, trustee or other nominee for your shares to be voted. We recommend that you instruct your broker, bank, trustee or other nominee to vote your shares on the enclosed BLUE Voting Instruction Form. The proxy is revocable and will not affect your right to vote in person if you attend the 2021 Annual Meeting.

If you wish to attend the virtual 2021 Annual Meeting, you must register in advance. Requests for registration to attend the 2021 Annual Meeting must be received no later than [__ a.m./p.m.], Eastern Time, on [•], 2021. The process to register to attend the 2021 Annual Meeting depends on how your common stock is held. Generally, you may hold common stock in your name as a “shareholder of record” or in an account with a broker, bank, trust or other nominee (i.e., in “street name”). You are able to attend and vote at the 2021 Annual Meeting regardless of how your common stock is held.

•	Shareholders of Record

o	Registration and Attendance at the 2021 Annual Meeting — If you were a shareholder of record as of the Record Date and your shares were registered directly in your name with our transfer agent, Computershare, Inc., then you may register to attend the 2021 Annual Meeting by emailing Proof of Ownership (as defined below) to FUNC@investor.MorrowSodali.com. Proof of ownership may include a copy of your proxy card received either from the Corporation or from Driver Management or a statement showing your ownership as of the Record Date (“Proof of Ownership”). After registering, you will receive a confirmation email prior to the 2021 Annual Meeting with a link and instructions for entering the virtual 2021 Annual Meeting.

o	Voting at the 2021 Annual Meeting — If you were a shareholder of record as of the Record Date, you may vote your shares at the 2021 Annual Meeting if you have registered to attend the 2021 Annual Meeting, by completing the following steps: clicking on the Shareholder Ballot link on the virtual 2021 Annual Meeting site; completing the electronic ballot; and clicking ‘Sign and Submit’ to have it sent directly to the Inspector of Election before the polls are closed at the 2021 Annual Meeting.

•	Beneficial Owners

o	Registration and Attendance at the 2021 Annual Meeting — If you were not a record holder, but were a beneficial owner and your shares were held by a broker, bank, trust or other nominee in “street name” as of the Record Date, then you may register to attend the 2021 Annual Meeting by emailing FUNC@investor.MorrowSodali.com, and attaching evidence that you beneficially owned common stock as of the Record Date, which may consist of a copy of the BLUE Voting Instruction Form provided by your broker, bank, trustee or other nominee, an account statement, or a letter or legal proxy (as described at the next bullet) from such custodian. After registering and upon verification of your ownership, you will receive a confirmation email prior to the 2021 Annual Meeting with a link and instructions for entering the virtual 2021 Annual Meeting.

o	Voting at the 2021 Annual Meeting — If you were a beneficial owner as of the Record Date, you may vote your shares at the 2021 Annual Meeting only if you registered to attend the 2021 Annual Meeting and you first obtain a legal proxy from the broker, bank, trust or other nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of the close of business on such date and the number of shares that you beneficially owned at that time. Your legal proxy must be saved as a PDF or image file format in order to upload a copy with your electronic ballot during the virtual 2021 Annual Meeting. The Corporation is not involved in the provision of legal proxies from brokers to beneficial shareholders. If you either do not request a legal proxy prior to the 2021 Annual Meeting or your broker fails to provide you with a legal proxy, then you will not be able to change your previously submitted vote at the 2021 Annual Meeting or vote for the first time at the 2021 Annual Meeting. If you have registered to attend the 2021 Annual Meeting, you may vote by completing the following steps: clicking on the Shareholder Ballot link on the virtual Annual Meeting site; completing the electronic ballot; uploading your legal proxy or other evidence of authority to vote; and clicking ‘Sign and Submit’ to have it sent directly to the Inspector of Election before the polls are closed at the virtual 2021 Annual Meeting.

Anyone acting as proxy agent for a shareholder must present a proxy card that has been properly executed by the shareholder, that authorizes the agent to so act, and that is in form and substance satisfactory to the Inspector of Election and consistent with the Bylaws.

Your vote (whether cast by you personally or by proxy) will be especially important at the 2021 Annual Meeting. As you may know, Driver Management has notified the Corporation that it intends to nominate one candidate for election as a director and to submit seven proposals for shareholder approval at the 2021 Annual Meeting. You may receive proxy solicitation materials from Driver Management, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Driver Management, the nominee or any proposal contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver Management or any other statements that Driver Management or its representatives have made or may otherwise make. As discussed in the accompanying Proxy Statement, two of the proposals submitted by Driver Management (Proposals 9 and 12) are substantively similar to the Board’s Proposals 3 and 4. The Board urges you to vote for the proposals submitted by the Board, including Proposals 3 and 4, using the BLUE Proxy Card or BLUE Voting Instruction Form.

The Board strongly and unanimously recommends that you vote on the BLUE Proxy Card or BLUE Voting Instruction Form “FOR” the election of Sanu Chadha, Christy M. DiPietro, Patricia Milon and Carissa L. Rodeheaver. The Board does NOT endorse the election of any nominee proposed by Driver Management, does NOT recommend voting in favor of any of Driver Management’s proposals (i.e., Proposals 8, 9, 10, 11, 12, 13 and 14), and strongly and unanimously urges you to NOT sign or return any proxy card sent to you by Driver Management.

The Corporation’s nominees for election as directors of the Corporation are listed in the accompanying Proxy Statement and BLUE Proxy Card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE 2021 ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE 2021 ANNUAL MEETING VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED BLUE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE BLUE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE 2021 ANNUAL MEETING VIRTUALLY, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED BLUE PROXY CARD PRIOR TO THE 2021 ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE 2021 ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A LEGAL PROXY FROM YOUR BROKER, BANK, TRUSTEE, OR OTHER NOMINEE, YOU STILL MAY ATTEND THE VIRTUAL 2021 ANNUAL MEETING AND VOTE YOUR SHARES AT THE 2021 ANNUAL MEETING.

Regardless of the number of shares of common stock of the Corporation that you own, your vote will be important. Thank you for your continued support, interest and investment in First United.

By order of the Board of Directors

TONYA K. STURM

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2021 ANNUAL MEETING TO BE HELD ON [•], 2021.

The Proxy Statement, the accompanying BLUE Proxy Card, and the Corporation’s Annual Report to Shareholders (including its Annual Report on Form 10-K for the year ended December 31, 2020) are available free of charge at www.proxyvoting.com/FUNC. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

Please sign, date and promptly return the enclosed BLUE Proxy Card in the envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the 2021 Annual Meeting. Instructions are on your BLUE Proxy Card or on the BLUE Voting Instruction Form provided by your bank, broker, trust or other nominee.

Brokers cannot vote on any of the proposals without your instructions.

********************

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the 2021 Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the 2021 Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact Morrow Sodali LLC, the Corporation’s proxy solicitor:

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: FUNC@investor.MorrowSodali.com

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 26, 2021

FIRST UNITED CORPORATION

19 South Second Street

Oakland, Maryland 21550-0009

(800) 470-4356

PROXY STATEMENT

This Proxy Statement and the accompanying BLUE Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of First United Corporation, a Maryland corporation (the “Corporation”) of proxies to be voted at the 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) to be held [__ a.m./p.m.], Eastern Time, on [•], 2021, and at any adjournment or postponement thereof. Due to the public health impact of the COVID-19 pandemic and to assist in protecting the health and well-being of our shareholders, employees and the community, the 2021 Annual Meeting will be held in a virtual-only format. This Proxy Statement and BLUE Proxy Card, along with the 2020 Annual Report to Shareholders (including the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020) will be first sent or given to shareholders on or about [•], 2021.

You must register in advance to attend the 2021 Annual Meeting. Requests for registration to attend the 2021 Annual Meeting must be received no later than [___ a.m./p.m.], Eastern Time, on [•], 2021. For further information about how to register for the meeting, see “When and where will the 2021 Annual Meeting be held.”

As used in this Proxy Statement, the terms “the Corporation”, “we”, “us”, and “our” refer to First United Corporation and, unless the context clearly requires otherwise, its consolidated subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING

Why I am receiving this Proxy Statement?

The Board has fixed [•], 2021 (the “Record Date”) as the record date for purposes of determining shareholders who are entitled to notice of, and to vote at, the 2021 Annual Meeting pursuant to the Maryland General Corporation Law (the “MGCL”). You are receiving this proxy statement because you owned shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on the Record Date, and the Board is soliciting proxy votes with respect to the following matters that will be presented at the 2021 Annual Meeting, as well as such other business as may be properly brought before the meeting or any adjournment or postponement thereof:

MANAGEMENT PROPOSALS
1	To vote on the election of the four nominees named in the attached Proxy Statement and form of Proxy to serve on the Board, each until the 2024 Annual Meeting of Shareholders and until her successor is duly elected and qualified (Proposal 1);
2	To approve an amendment to the Corporation’s charter (the “Charter”) to declassify the Board (Proposal 2);
3	To adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Charter to reduce the votes required to approve certain shareholder actions, from two-thirds of all votes entitled to be cast on the matter to a majority of all votes entitled to be cast on the matter (Proposal 3);
4	To adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Corporation’s Amended and Restated Bylaws, as amended (the “Bylaws”) to provide for proxy access in the election of directors (Proposal 4);
5	To approve, by a non-binding advisory vote, the compensation paid to the Corporation’s named executive officers for 2020 (Proposal 5);
6	To ratify the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for 2021 (Proposal 6);
7	To recommend, by a non-binding advisory vote, the frequency of future Say-on-Pay Votes (every 1 year, every 2 years or every 3 years) (Proposal 7);

SHAREHOLDER PROPOSALS
8	To consider and vote on a non-binding advisory proposal submitted by Driver Management Company LLC (“Driver Management Company”), Driver Opportunity Partners I LP (“Driver Partners”), and J. Abbott R. Cooper (collectively, “Driver Management”), requesting that the Board take all steps necessary or desirable under applicable law to require that the Chairman of the Board be an independent director (Proposal 8);
9	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion greater than a simple majority) of all the votes entitled to be cast for shareholder approval (including, without limitation, mergers and amendments to the Charter) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval (Proposal 9);
10	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights (to the maximum extent available under applicable law) accorded shareholders of record pursuant to the Charter, the Bylaws, as well as applicable law (Proposal 10);
11	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board adopt a resolution whereby the Board commits to avoid taking any actions (including lobbying the Maryland Commissioner of Financial Regulation (the “Commissioner”)) to investigate potential violations of Section 3-314 of the Financial Institutions Article of the Annotated Code of Maryland (the “Maryland Stock Acquisition Statute”) or seeking to enforce, through legal action or otherwise, any of the provisions of the Maryland Stock Acquisition Statute not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder (Proposal 11);
12	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board adopt a “proxy access” bylaw that would require the Corporation to include in proxy materials prepared for a shareholder meeting at which directors are to be elected certain information regarding any person or persons nominated for election to the Board by a shareholder and would allow shareholders to vote on such nominee or nominees on the Corporation’s proxy card (Proposal 12);
13	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board amend the Bylaws to provide that shareholders may alter, amend or repeal the Bylaws by the affirmative vote of a simple majority of all the votes entitled to be cast by the holders of the issued and outstanding shares of Common Stock (Proposal 13);
14	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board form a special committee to review any violations of Rule 5640 of The Nasdaq Stock Market Rules (the “Nasdaq Rules”) by the Corporation by voluntarily asserting or attempting to exercise a private right of action under the Maryland Stock Acquisition Statute absent a binding prior determination by the Commissioner or a court of competent jurisdiction that a violation has occurred (Proposal 14); and

You are receiving this Proxy Statement as a shareholder of the Corporation as of the Record Date for the 2021 Annual Meeting. As further described below, we request that you promptly use the enclosed BLUE Proxy Card to vote, by Internet, by telephone or by mail, in the event you desire to express your support of or opposition to the proposals.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4, 5, AND 6; FOR “EVERY 1 YEAR” ON PROPOSAL 7, AND “AGAINST” EACH OF THE PROPOSALS TO BE SUBMITTED BY DRIVER MANAGEMENT, I.E., PROPOSALS 8, 9, 10, 11, 12, 13 AND 14 USING THE ENCLOSED BLUE PROXY CARD.

THE BOARD URGES YOU TO NOT SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY DRIVER MANAGEMENT, EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Is my vote important?

Your vote will be particularly important at the 2021 Annual Meeting. As you may know, the Corporation has received a notice from Driver Management regarding its intent to nominate one candidate for election as a director (the “Driver Nominee”), in opposition to the re-election of [Carissa L. Rodeheaver], who has been recommended for re-election by the Board, and to submit seven proposals (the “Driver Proposals”) for shareholder approval at the 2021 Annual Meeting. You may receive proxy solicitation materials from Driver Management, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Driver Management, the Driver Nominee or any proposal contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver Management or any other statements that Driver Management or its representatives have made or may otherwise make. As discussed elsewhere in the Proxy Statement, two of the proposals submitted by Driver Management (Proposals 9 and 12) are substantively similar to the Board’s Proposals 3 and 4. The Board urges you to vote for the proposals submitted by the Board, including Proposals 3 and 4, using the BLUE Proxy Card or BLUE Voting Instruction Form.

The Board recommends a vote “FOR” the election of each of the four director nominees recommended by the Board and named in this Proxy Statement on the enclosed BLUE Proxy Card, and strongly and unanimously urges you to NOT sign or return any proxy card(s) or voting instruction form(s) that you may receive from Driver Management.

To vote “FOR” all of the Board’s nominees, you must complete, sign, date and return the enclosed BLUE Proxy Card or follow the instructions provided in the BLUE Proxy Card for submitting a proxy over the Internet or by telephone or vote in person at the virtual 2021 Annual Meeting.

If you have previously signed any proxy card sent to you by Driver Management in respect of the 2021 Annual Meeting, you can revoke it by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions provided in the BLUE Proxy Card for submitting a proxy to vote your shares over the Internet or by telephone or voting at the virtual 2021 Annual Meeting. Completing, signing, dating and returning any proxy card that Driver Management may send to you, even with instructions to vote “withhold” with respect to the Driver Nominee, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s nominees as only your latest proxy card or voting instruction form will be counted. Beneficial owners who own their shares in “street name” should follow the voting instructions provided by their bank, broker, trustee or other nominee to ensure that their shares are represented and voted at the 2021 Annual Meeting, or to revoke prior voting instructions. The Board urges you to sign, date and return only the enclosed BLUE Proxy Card.

When and where will the 2021 Annual Meeting be held?

The 2021 Annual Meeting is scheduled to be held at [__ a.m./p.m.], Eastern Time, on [•], 2021. Due to the public health impact of the COVID-19 pandemic and to assist in protecting the health and well-being of our shareholders, employees and the community, the 2021 Annual Meeting will be held in a virtual-only format.

You must register in advance to attend the virtual 2021 Annual Meeting. Requests for registration to attend the 2021 Annual Meeting must be received no later than [__ a.m./p.m.], Eastern Time, on [•], 2021. The process to register to attend the 2021 Annual Meeting depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “shareholder of record” or in an account with a broker, bank, trust or other nominee (i.e., in “street name”). You are able to attend the 2021 Annual Meeting regardless of how your Common Stock is held.

•	Shareholders of Record — If you were a shareholder of record as of the Record Date and your shares were registered directly in your name with our transfer agent, Computershare, Inc., then you may register to attend the 2021 Annual Meeting by emailing Proof of Ownership (as defined below) to FUNC@investor.MorrowSodali.com. Proof of ownership may include a copy of your Proxy Card received either from the Corporation or from Driver Management or a statement showing your ownership as of the Record Date (“Proof of Ownership”). After registering, you will receive a confirmation email prior to the 2021 Annual Meeting with a link and instructions for entering the virtual 2021 Annual Meeting.

•	Beneficial Owners — If you were not a record holder, but were a beneficial owner and your shares were held by a broker, bank, trust or other nominee in “street name” as of the Record Date, then you may register to attend the 2021 Annual Meeting by emailing FUNC@investor.MorrowSodali.com, and attaching evidence that you beneficially owned Common Stock as of the Record Date, which may consist of a copy of the BLUE Voting Instruction Form provided by your broker, bank, trustee or other nominee, an account statement, or a letter or legal proxy from such custodian. After registering and upon verification of your ownership, you will receive a confirmation email prior to the 2021 Annual Meeting with a link and instructions for entering the virtual 2021 Annual Meeting.

You must register to attend the virtual 2021 Annual Meeting

no later than [__ a.m./p.m.], Eastern Time, on [__], 2021.

Who is soliciting my vote?

The Board is soliciting your proxy to vote your shares of Common Stock on all matters scheduled to come before the 2021 Annual Meeting, whether or not you attend the virtual 2021 Annual Meeting. By completing, signing, dating and returning the BLUE Proxy Card or BLUE Voting Instruction Form, or by submitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the persons named as proxies to vote your shares of Common Stock at the 2021 Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Corporation’s directors, director nominees, and certain executive officers and other employees of the Corporation. Such persons are listed in Appendix A to this Proxy Statement.

Additionally, the Corporation has retained Morrow Sodali LLC (“Morrow Sodali”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement. Such website addresses are intended to be inactive textual references only.

Will there be a proxy contest at the 2021 Annual Meeting?

Driver Management has announced its intention to nominate the Driver Nominee for election as a director to the Board and to submit the Driver Proposals for shareholder approval at the 2021 Annual Meeting.

The Driver Nominee and the Driver Proposals have NOT been endorsed by our Board. You may receive proxy solicitation materials from Driver Management, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Driver Management, the Driver Nominee or any proposals contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver Management or any other statements that Driver Management or its representatives have made or may otherwise make.

Our Board is pleased to nominate for election as directors the following four persons—Mses. Chadha, DiPietro, Milon and Rodeheaver, all of whom are incumbent directors of the Corporation and are named in this Proxy Statement and on the enclosed BLUE Proxy Card. We believe our four nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Corporation for the benefit of all of the Corporation’s shareholders.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote by proxy using the BLUE Proxy Card with respect to the proposals as follows:

MANAGEMENT PROPOSALS
FOR	1	To vote on the election of the four nominees named in the attached Proxy Statement and form of Proxy to serve on the Board, each until the 2024 Annual Meeting of Shareholders and until her successor is duly elected and qualified (Proposal 1);
FOR	2	To approve an amendment to the Charter to declassify the Board (Proposal 2);
FOR	3	To adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Charter to reduce the votes required to approve certain shareholder actions, from two-thirds of all votes entitled to be cast on the matter to a majority of all votes entitled to be cast on the matter (Proposal 3);
FOR	4	To adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Corporation’s Bylaws to provide for proxy access in the election of directors (Proposal 4);
FOR	5	To approve, by a non-binding advisory vote, the compensation paid to the Corporation’s named executive officers for 2020 (Proposal 5);
FOR	6	To ratify the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for 2021 (Proposal 6);
EVERY 1 YEAR	7	To recommend, by a non-binding advisory vote, the frequency of future Say-on-Pay Votes (every 1 year, every 2 years or every 3 years) (Proposal 7);

SHAREHOLDER PROPOSALS
AGAINST	8	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law to require that the Chairman of the Board be an independent director (Proposal 8);
AGAINST	9	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion greater than a simple majority) of all the votes entitled to be cast for shareholder approval (including, without limitation, mergers and amendments to the Charter) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval (Proposal 9);
AGAINST	10	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights (to the maximum extent available under applicable law) accorded shareholders of record pursuant to the Charter, the Bylaws, as well as applicable law (Proposal 10);
AGAINST	11	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board adopt a resolution whereby the Board commits to avoid taking any actions (including lobbying the Commissioner to investigate potential violations of the Maryland Stock Acquisition Statute or seeking to enforce, through legal action or otherwise, any of the provisions of the Maryland Stock Acquisition Statute not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder (Proposal 11);
AGAINST	12	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board adopt a “proxy access” bylaw that would require the Corporation to include in proxy materials prepared for a shareholder meeting at which directors are to be elected certain information regarding any person or persons nominated for election to the Board by a shareholder and would allow shareholders to vote on such nominee or nominees on the Corporation’s proxy card (Proposal 12);
AGAINST	13	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board amend the Bylaws to provide that shareholders may alter, amend or repeal the Bylaws by the affirmative vote of a simple majority of all the votes entitled to be cast by the holders of the issued and outstanding shares of Common Stock (Proposal 13); and
AGAINST	14	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board form a special committee to review any violations of Rule 5640 of the Nasdaq Rules by the Corporation by voluntarily asserting or attempting to exercise a private right of action under the Maryland Stock Acquisition Statute absent a binding prior determination by the Commissioner or a court of competent jurisdiction that a violation has occurred (Proposal 14).

Why is the Board making such recommendations?

We describe each proposal and the Board’s reason for its recommendation with respect to each of these proposals on pages 15, 50, 51, 52, 53, 54, 56, 57, 58, 58, 59, 60, 61, and 62, respectively, and elsewhere in this Proxy Statement.

Who is entitled to vote at the 2021 Annual Meeting?

The Common Stock is the only class of capital securities of the Corporation that may be voted at the 2021 Annual Meeting. As of the close of business on the Record Date, [•] shares of Common Stock were issued and outstanding. A shareholder of record who holds shares of Common Stock that are entitled to be voted at the 2021 Annual Meeting may cast one vote for each share held on each matter that is submitted to shareholders. Shares may be voted at the 2021 Annual Meeting only if the shareholder of record holding such shares or the beneficial owner of such shares with a legal proxy is attending the virtual 2021 Annual Meeting or if such shares are represented by a valid proxy.

What is the difference between a shareholder of “record” and a “street name” holder?

If your shares are registered directly in your name, then you are considered the shareholder of record with respect to those shares. The Corporation sent the proxy materials directly to you.

If your shares are held in a stock brokerage account or by a bank, trustee or other nominee, then the broker, bank, trustee or other nominee is considered to be the shareholder of record with respect to those shares. In that case, you are considered to be the beneficial owner of those shares, your shares are said to be held in “street name,” and the proxy materials will be forwarded to you by that nominee. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trustee or other nominee how to vote their shares. If you do not provide voting instructions to your broker, then your shares will not be voted at the 2021 Annual Meeting on any proposal with respect to which your broker does not have discretionary authority. If you own your shares in street name, please instruct your bank, broker, trustee or other nominee how to vote your shares using the BLUE Voting Instruction Form provided by your bank, broker, trustee or other nominee so that your vote can be counted. The BLUE Voting Instruction Form provided by your bank, broker, trustee or other nominee holding your shares may also include information about how to submit your voting instructions over the Internet or by telephone. The BLUE Proxy Card accompanying this Proxy Statement will provide information regarding Internet and telephone voting.

What constitutes a quorum?

A quorum is required to hold and conduct business at the virtual 2021 Annual Meeting. The presence in person (by attending the meeting virtually) or by proxy of holders of record of a majority of all issued and outstanding shares of Common Stock that are entitled to vote at the 2021 Annual Meeting will constitute a quorum. Shares are counted as present at the 2021 Annual Meeting if:

•	you are a shareholder of record and you attend the virtual 2021 Annual Meeting;
•	you are a beneficial owner of shares, you have obtained a legal proxy from your broker, bank, trustee, or other nominee (see “How do I vote my shares?”), and you attend the virtual 2021 Annual Meeting; or
•	your shares are represented by a properly authorized and submitted proxy (submitted over the Internet, by telephone or by mail).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the 2021 Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if you provide voting instructions to your broker, bank, trust or other nominee and such broker, bank, trust or other nominee submits a proxy covering your shares. In the absence of a quorum, the 2021 Annual Meeting may be adjourned, from time to time, by a majority vote of the shareholders present or represented, without any notice other than by announcement at the meeting, until a quorum shall attend.

Who can attend the 2021 Annual Meeting?

Admission to the virtual 2021 Annual Meeting is limited to shareholders and their duly appointed proxy holders as of the close of business on the Record Date. If you wish to attend the virtual 2021 Annual Meeting, you must register in advance. Requests for registration to attend the 2021 Annual Meeting must be received no later than [__ a.m./p.m.], Eastern Time, on [•], 2021. The process to register to attend the 2021 Annual Meeting depends on how your Common Stock is held. If you are a shareholder of record and you plan to attend the 2021 Annual Meeting, you must register to attend by emailing Proof of Ownership to FUNC@investor.MorrowSodali.com. Proof of ownership may include a copy of your proxy card received either from the Corporation or from Driver Management or a statement showing your ownership as of the Record Date. If your shares are held in “street name” and you plan to attend the 2021 Annual Meeting, you must register to attend by emailing FUNC@investor.MorrowSodali.com and attach evidence that you beneficially owned shares of Common Stock as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank, financial institution or other nominee, an account statement, or a letter or legal proxy from such custodian. After registering, you will receive a confirmation email prior to the 2021 Annual Meeting with a link and instructions for entering the virtual 2021 Annual Meeting.

Your vote is very important. Please submit your BLUE Proxy Card even if you plan to attend the virtual 2021 Annual Meeting.

How do I vote my shares?

Shareholders may vote on matters that are properly presented at the 2021 Annual Meeting in four ways:

•	By completing the accompanying BLUE Proxy Card and returning it to the Corporation at the address noted on the BLUE Proxy Card;

•	By submitting your vote telephonically;

•	By submitting your vote electronically via the Internet; or

•	By attending and voting your shares at the virtual 2021 Annual Meeting.

The Corporation is offering registered shareholders the opportunity to vote their shares by telephone or electronically through the Internet, in addition to following the traditional method of completing a paper Proxy Card and returning it by mail. Shareholders may vote by telephone or via the Internet by following the procedures described on the BLUE Proxy Card. To vote via telephone or the Internet, please have the BLUE Proxy Card in hand, and call the number or go to the website listed on the BLUE Proxy Card and follow the instructions. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Please note that if you hold your shares in a stock brokerage account or if your shares are held by a broker, bank, trust or other nominee (that is, in “street name”), your broker, bank, trustee or other nominee will not vote your shares of Common Stock unless you provide voting instructions to your broker, bank, trustee or other nominee. You should instruct your broker, bank, trustee or other nominee to vote your shares by following the instructions provided by the broker, bank, trustee or other nominee when it sends this Proxy Statement to you. You may not vote shares held in street name by returning a BLUE Voting Instruction Form directly to the Corporation or by voting at the virtual 2021 Annual Meeting unless you provide a “legal proxy”, which you must obtain from your bank, broker, trustee or nominee.

The instructions by which you may vote your shares at the virtual 2021 Annual Meeting differ based on whether you hold shares in your name as the shareholder of record or in street name. Shares held in your name as the shareholder of record may be voted at the 2021 Annual Meeting if you have registered to attend the 2021 Annual Meeting, by completing the following steps: clicking on the Shareholder Ballot link on the virtual 2021 Annual Meeting site; completing the electronic ballot; and clicking ‘Sign and Submit’ to have it sent directly to the Inspector of Election before the polls are closed at the  2021 Annual Meeting. Shares held beneficially in street name may be voted at the 2021 Annual Meeting only if you first obtain a legal proxy from the broker, bank, trust or other nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of the close of business on such date and the number of shares that you beneficially owned at that time. Your legal proxy must be saved as a PDF or image file format in order to upload a copy with your electronic ballot during the virtual 2021 Annual Meeting. The Corporation is not involved in the provision of legal proxies from brokers to beneficial shareholders. If you either do not request a legal proxy prior to the 2021 Annual Meeting or your broker fails to provide you a legal proxy, then you will not be able to change your previously submitted vote at the 2021 Annual Meeting or vote for the first time at the 2021 Annual Meeting. If you have registered to attend the 2021 Annual Meeting, you may vote by completing the following steps: clicking on the Shareholder Ballot link on the virtual Annual Meeting site; completing the electronic ballot; uploading your Legal Proxy or other evidence of authority to vote; and clicking ‘Sign and Submit’ to have it sent directly to the Inspector of Election before the polls are closed at the virtual 2021 Annual Meeting.

Even if you plan to attend the virtual 2021 Annual Meeting, we recommend that you also submit your proxy or voting instructions by Internet, telephone, or mail so that your vote will be counted if you later decide not to attend the 2021 Annual Meeting. The Internet and telephone voting facilities will close at [__ a.m./p.m.], Eastern Time, on [•], 2021 for shareholders of record and on [•], 2021 for shares held beneficially in street name. Shareholders who vote by Internet or telephone need not return a proxy card or the voting instruction form sent by brokers, banks, trusts or other nominees.

If you have any questions or require assistance in submitting a proxy for your shares, please contact Morrow Sodali by phone at (800) 662-5200 (toll free for shareholders) or (203) 658-9400 (call collect for banks, brokers, trustees or other nominees), or by email at FUNC@investor.MorrowSodali.com.

How can I change my vote or revoke my proxy?

A shareholder of record who submits a proxy may revoke that proxy at any time before it is voted at the 2021 Annual Meeting or before the authority granted is otherwise exercised. A shareholder of record may revoke a proxy prior to the 2021 Annual Meeting by (i) executing a later dated Proxy Card that we receive no later than [•], 2021; (ii) submitting a proxy at a later time by Internet or telephone with regard to the same shares; (iii) giving written notice of revocation that is dated later than the date of your proxy to the attention of the Secretary at First United Corporation, 19 South Second Street, Oakland, Maryland 21550-0009 or (iv) attending and voting virtually at the 2021 Annual Meeting. Attendance by a shareholder at the 2021 Annual Meeting alone will not have the effect of revoking that shareholder’s validly executed proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee. You may also vote at the 2021 Annual Meeting if you obtain a legal proxy from your broker, bank, trust or other nominee that holds your shares in street name, as described above.

If you have previously submitted a proxy card sent to you by Driver Management, you may change your vote by completing and returning the enclosed BLUE Proxy Card in the accompanying postage-paid envelope, by voting over the Internet or by telephone by following the instructions on your BLUE Proxy Card or by attending and voting at the 2021 Annual Meeting. Submitting a proxy card sent to you by Driver Management will revoke votes that you have previously made via the Corporation’s BLUE Proxy Card, so the Board urges you to vote using only the BLUE Proxy Card or BLUE Voting Instruction Form.

Has the Corporation received notice from one or more shareholders that they are intending to nominate director candidates or bring proposals at the 2021 Annual Meeting?

Yes. Based on its most recently available public filings, Driver Management has indicated that it beneficially owns an aggregate of 360,737 shares of Common Stock (representing approximately 5.2% of outstanding Common Stock). Driver Management has delivered notice to the Corporation of its intention to nominate one candidate for election as a director in opposition to [Carissa L. Rodeheaver, our Chairman, Chief Executive Officer and President] who has been unanimously nominated by our Board, and to submit the Driver Proposals for shareholder approval at the 2021 Annual Meeting. As discussed elsewhere in this Proxy Statement, two of the proposals submitted by Driver Management (Proposals 9 and 12) are substantively similar to the Board’s Proposals 3 and 4. The Board urges you to vote “FOR” the proposals submitted by the Board, including Proposals 3 and 4, using the BLUE Proxy Card or BLUE Voting Instruction Form.

What does it mean if I receive more than one notice from the Corporation or BLUE Proxy Card?

Because Driver Management has submitted the Driver Nominee for election as a director to the Board and the Driver Proposals for shareholder approval at the 2021 Annual Meeting, we may conduct multiple mailings prior to the 2021 Annual Meeting to ensure shareholders have our latest proxy information and materials to vote. In that event, we will send you a new BLUE Proxy Card or BLUE Voting Instruction Form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple BLUE Proxy Cards, if you hold shares that are registered in more than one account—please vote the BLUE Proxy Card for every account you own. The latest dated proxy you submit will be counted. IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT BLUE PROXY CARDS.

What should I do if I receive a proxy card from Driver Management?

Driver Management has announced its intention to nominate the Driver Nominee for election as a director to the Board in opposition to the re-election of [Carissa L. Rodeheaver, our Chairman, Chief Executive Officer and President] who has been unanimously nominated by our Board, and to submit the Driver Proposals for shareholder approval at the 2021 Annual Meeting. We expect that you may receive proxy solicitation materials from Driver Management, including opposition proxy statements and proxy cards.

The Board strongly and unanimously urges you to NOT sign or return any proxy cards or voting instruction forms that you may receive from Driver Management, not even for the purpose of voting “WITHHOLD” with respect to the Driver Nominee. We are not responsible for the accuracy of any information provided by or relating to Driver Management, the Driver Nominee or any proposal contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver Management or any other statements that Driver Management or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by Driver Management, you have every right to change your vote by completing and returning the enclosed BLUE Proxy Card or by voting over the Internet or by telephone by following the instructions provided on the enclosed BLUE Proxy Card or BLUE Voting Instruction Form. Only the latest proxy you submit will be counted. If you vote “withhold” on the Driver Nominee using the proxy card sent to you by Driver Management, your vote will not be counted as a vote for any of the director nominees recommended by our Board, but will result in the revocation of any previous vote you may have cast on the BLUE Proxy Card. If you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card that you receive other than the BLUE Proxy Card. If you have any questions or need assistance voting, please contact Morrow Sodali by phone at (800) 662-5200 (toll free for shareholders) or (203) 658-9400 (call collect for banks, brokers, trustees and other nominees), or by email at FUNC@investor.MorrowSodali.com.

How will my shares be voted?

All shares of Common Stock that are entitled to vote and represented by properly submitted proxies received before the polls are closed at the 2021 Annual Meeting, and not revoked or superseded, will be voted at the 2021 Annual Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the BLUE Proxy Card with respect to the proposals, the shares represented by the BLUE Proxy Card will be voted as you specify. If you return a validly executed BLUE Proxy Card without indicating how your shares should be voted on a matter and you do not revoke your proxy, then your proxy will be voted: “FOR” the election of the four Board nominees set forth on Proposal 1; “FOR” Proposal 2; “FOR” Proposal 3; “FOR” Proposal 4; “FOR” Proposal 5; “FOR” Proposal 6; “EVERY 1 YEAR” on Proposal 7; “AGAINST” Proposal 8; “AGAINST” Proposal 9; “AGAINST” Proposal 10; “AGAINST” Proposal 11; “AGAINST” Proposal 12; “AGAINST” Proposal 13; “AGAINST” Proposal 14; and in the discretion of the persons named as proxies with respect to any other business that may properly come before the 2021 Annual Meeting or any adjournment or postponement thereof.

What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?

If you submit a signed BLUE Proxy Card or submit your proxy by telephone or Internet but do not specify how you want your shares voted, then the persons named as proxies will vote your shares as follows:

MANAGEMENT PROPOSALS
FOR	1	To vote on the election of the four nominees named in the attached Proxy Statement and form of Proxy to serve on the Board, each until the 2024 Annual Meeting of Shareholders and until her successor is duly elected and qualified (Proposal 1);
FOR	2	To approve an amendment to the Charter to declassify the Board (Proposal 2);
FOR	3	To adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Charter to reduce the votes required to approve certain shareholder actions, from two-thirds of all votes entitled to be cast on the matter to a majority of all votes entitled to be cast on the matter (Proposal 3);
FOR	4	To adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Corporation’s Bylaws to provide for proxy access in the election of directors (Proposal 4);
FOR	5	To approve, by a non-binding advisory vote, the compensation paid to the Corporation’s named executive officers for 2020 (Proposal 5);
FOR	6	To ratify the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for 2021 (Proposal 6);
EVERY 1 YEAR	7	To recommend, by a non-binding advisory vote , the frequency of future Say-on-Pay Votes (every 1 year, every 2 years or every 3 years) (Proposal 7);

SHAREHOLDER PROPOSALS
AGAINST	8	To consider and vote on a non-binding advisory proposal submitted by Driver Management requesting that the Board take all steps necessary or desirable under applicable law to require that the Chairman of the Board be an independent director (Proposal 8);
AGAINST	9	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion greater than a simple majority) of all the votes entitled to be cast for shareholder approval (including, without limitation, mergers and amendments to the Charter) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval (Proposal 9);
AGAINST	10	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights (to the maximum extent available under applicable law) accorded shareholders of record pursuant to the Charter, the Bylaws, as well as applicable law (Proposal 10);
AGAINST	11	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board adopt a resolution whereby the Board commits to avoid taking any actions (including lobbying the Commissioner) to investigate potential violations of the Maryland Stock Acquisitions Statute or seeking to enforce, through legal action or otherwise, any of the provisions of the Maryland Stock Acquisition Statute not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder (Proposal 11);
AGAINST	12	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board adopt a “proxy access” bylaw that would require the Corporation to include in proxy materials prepared for a shareholder meeting at which directors are to be elected certain information regarding any person or persons nominated for election to the Board by a shareholder and would allow shareholders to vote on such nominee or nominees on the Corporation’s proxy card (Proposal 12);
AGAINST	13	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board amend the Bylaws to provide that shareholders may alter, amend or repeal the Bylaws by the affirmative vote of a simple majority of all the votes entitled to be cast by the holders of the issued and outstanding shares of common stock (Proposal 13); and
AGAINST	14	To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board form a special committee to review any violations of Rule 5640 of the Nasdaq Rules by the Corporation by voluntarily asserting or attempting to exercise a private right of action under the Maryland Stock Acquisition Statute absent a binding prior determination by the Commissioner or a court of competent jurisdiction that a violation has occurred (Proposal 14).

In addition, the persons named as proxies will have discretionary authority to vote your shares with respect to any other matter that properly comes before the 2021 Annual Meeting or any adjournment or postponement thereof.

A “broker non-vote” occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you own your shares in “street name” through a broker and do not provide voting instructions to your broker, then your broker will not have the authority to vote your shares on any proposal presented at the 2021 Annual Meeting unless it has discretionary authority with respect to that proposal. In that case, your shares will be considered to be broker non-votes and will not be voted on that proposal. Whether a broker has discretionary authority depends on your agreement with your broker and the rules of the various regional and national exchanges of which your nominee is a member (the “Broker Rules”). Accordingly, it is very important that you instruct your broker on how to vote shares that you hold in street name.

To the extent that Driver Management provides a proxy card to a broker who holds shares for a beneficial owner, none of the matters to be voted on at the 2021 Annual Meeting will be considered a discretionary matter under the Broker Rules, which means that a broker that is subject to the Broker Rules will not have authority to vote shares held in street name without instructions from the beneficial owner. As a result, if you are a beneficial owner, then we encourage you to provide voting instructions to the broker that holds your shares by carefully following the instructions provided to you by that broker.

What is the effect of abstentions and broker non-votes on voting?

Abstentions will be counted as present at the 2021 Annual Meeting for the purpose of determining a quorum. Because each director nominee will require more “FOR” votes than the director nominee(s) who receive the least number of votes in order to be elected, “withhold” votes have no effect on the outcome of Proposal 1. Abstentions with respect to Proposal 2 will have the same effect as votes “against” such proposal and abstentions with respect to Proposals 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14 will have no impact on the outcome of those proposals.

A broker non-vote occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you own your shares in “street name” and do not provide voting instructions to your broker, then your shares will not be voted at the 2021 Annual Meeting on any proposal with respect to which your broker does not have discretionary authority. Whether a broker has discretionary authority depends on your agreement with that broker and any Broker Rules to which that broker is subject. The Broker Rules generally prohibit a broker from exercising discretionary voting authority (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the Broker Rules. However, in the case of meetings involving contested director elections, the Broker Rules generally prohibit a broker from exercising discretionary authority with respect to any proposals to be voted on at such meetings, whether routine or not. Because Driver Management has provided notice to the Corporation that it intends to nominate a director in opposition to the Board’s highly qualified director nominee, the 2021 Annual Meeting is expected to constitute a contested election. Accordingly, brokers that are subject to the Broker Rules generally will not be permitted to vote shares held by a beneficial owner at the 2021 Annual Meeting without instructions from that beneficial owner as to how the shares are to be voted. Any shares held by such a broker who has not received instructions from the beneficial owner as to how such shares are to be voted will have no effect on the outcome of Proposals 1, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 or 14 but the shares will be counted for establishing the presence of a quorum. Any shares held by such a broker who has not received instructions from the beneficial owners as to how such shares are to be voted will have an effect on the outcome of Proposal 2, as the vote required to approve Proposal 2 is based on the total number of shares outstanding rather than the votes cast. We therefore encourage you to provide voting instructions on a BLUE Proxy Card or the BLUE Voting Instruction Form provided by the broker that holds your shares, in each case by carefully following the instructions provided.

Could other matters be decided at the 2021 Annual Meeting?

We do not expect that any other items of business will be presented for consideration at the 2021 Annual Meeting other than those described in this Proxy Statement. However, by completing, signing, dating and returning a BLUE Proxy Card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the 2021 Annual Meeting, and of which we did not have notice at least by [__], 2021 and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

Who will count the votes?

All votes will be tabulated as required by Maryland law, the state of our incorporation, by the independent inspector of election appointed for the 2021 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the 2021 Annual Meeting but not voting and shares represented by proxies that reflect abstentions as to one or more proposals and broker non-votes will be counted as present for purposes of determining a quorum.

When will the voting results be announced?

The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the 2021 Annual Meeting. If our final voting results are not available within four business days after the 2021 Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

What vote is required with respect to the proposals?

Proposal 1—Election of Directors. Assuming that Driver Management nominates the Driver Nominee at the 2021 Annual Meeting, the vote by a plurality of the shares present in person (virtually) or represented by proxy at the 2021 Annual Meeting and entitled to vote thereon is required for the election of directors under Proposal 1 at the 2021 Annual Meeting. This means that, among the Board’s nominees and the Driver Nominee, the four nominees receiving the highest number of “FOR” votes of the shares entitled to be voted in the election of directors will be elected. You may vote “FOR ALL” Board nominees, “WITHHOLD ALL” as to all Board nominees, or “FOR ALL EXCEPT” to vote for Board nominees except the specific nominee from whom you “WITHHOLD” your vote. There is no “against” option. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the four nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers and other nominees are generally prohibited from exercising discretionary authority to vote on the election of directors, and any shares held by such a nominee for which beneficial owners do not provide voting instructions will be considered “broker non-votes”. Broker non-votes and “withhold votes” will have no effect on the outcome of Proposal 1.

If Driver Management does not nominate the Driver Nominee at the 2021 Annual Meeting, then directors will be elected by the affirmative vote of a majority of all shares of Common Stock voted at the 2021 Annual Meeting. In that case, the withholding of a vote for a director nominee will constitute a vote against that nominee, but a broker non-vote with respect to the election of directors will have no impact on the outcome of that vote.

Proxies may not be voted for more than four directors and shareholders cannot cumulate votes.

Proposal 2—Charter Amendment to Declassify the Board. The approval of a Charter amendment to declassify the Board, as described in Proposal 2, requires the affirmative vote of holders of two-thirds (66 2/3%) of the outstanding shares of Common Stock entitled to vote on that proposal at the 2021 Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Broker non-votes and abstentions will have the same effect as votes “AGAINST” this proposal.

Proposal 3—Non-binding Advisory Vote on a Majority Vote Standard. The approval of a non-binding advisory resolution that the Board take the actions necessary to amend the Charter to reduce the votes required to approve certain shareholder actions to a majority of all votes entitled to be cast on the matter, as described in Proposal 3, requires the affirmative vote of a majority of the votes cast on that proposal at the 2021 Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Broker non-votes and abstentions will not be treated as votes cast for approval of this proposal, and, therefore, will have no effect on the results of the vote. While the vote on Proposal 3 is advisory, and will not be binding on the Corporation or our Board, the Board will take into account the outcome of the vote on this Proposal 3 when deciding whether to ask shareholders to approve the amendment to the Charter contemplated by this proposal at a future meeting of shareholders.

Proposal 4—Non-binding Advisory Vote on Proxy Access. The approval of a non-binding advisory resolution that the Board take the actions necessary to amend the Bylaws to provide for proxy access in the election of directors, as described in Proposal 4, requires the affirmative vote of a majority of the votes cast on that proposal at the 2021 Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Broker non-votes and abstentions will not be treated as votes cast for approval of this proposal, and, therefore, will have no effect on the results of the vote. While the vote on Proposal 4 is advisory, and will not be binding on the Corporation or our Board, the Board will review the results of the voting on this proposal and take it into consideration in deciding whether to adopt a proxy access bylaw.

Proposal 5—Non-binding Resolution to Approve Compensation for Executive Officers. The approval of a non-binding advisory resolution approving the compensation of the Corporation’s named executive officers, as described in Proposal 5, requires the affirmative vote of a majority of the votes cast on that proposal at the 2021 Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Broker non-votes and abstention will not be treated as votes cast for approval of this proposal, and, therefore, will have no effect on the results of the vote. While the vote on Proposal 5 is advisory, and will not be binding on the Corporation or our Board, the Board will review the results of the voting on this proposal and take it into consideration when making future decisions regarding executive compensation as we have done in this and previous years.

Proposal 6—Ratification of Auditors. The ratification of the appointment of Crowe LLP, as described in Proposal 6, requires the affirmative vote of a majority of the votes cast on that proposal at the 2021 Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Broker non-votes and abstentions will not be treated as votes cast for approval of this proposal, and, therefore, will have no effect on the results of the vote.

Proposal 7—Frequency of Say-on-Pay. The recommendation, by non-binding advisory vote, regarding the frequency of future Say-on-Pay Votes, as described in Proposal 7, will be determined based on the option (every one year, every two years or every three years) that receives the highest number of all votes cast on that proposal at the 2021 Annual Meeting. Broker non-votes and abstentions will have no impact on the outcome of the proposal.

Proposals 8, 9, 10, 11, 12, 13 and 14—Driver Proposals. The approval of each of the Driver Proposals (i.e., Proposals 8, 9, 10, 11, 12, 13 and 14) requires the affirmative vote of a majority of the votes cast on each such proposal at the 2021 Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of these proposals. Broker non-votes and abstention will not be treated as votes cast for approval of any of these proposals, and, therefore, will have no effect on the results of the vote on such proposals. Although the vote on each of the Driver Proposals is advisory, and will not be binding on the Corporation or our Board, the Board will review and take into consideration the results of the voting on these proposals when making future decisions.

Who will pay for the solicitation of proxies?

The Corporation will bear the entire cost of the Board’s solicitation of proxies, including the preparation, assembly and mailing of this Proxy Statement, the BLUE Proxy Card, the Notice of Annual Meeting of Shareholders and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Corporation will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers or staff members for such services. We have retained Morrow Sodali to act as a proxy solicitor in conjunction with the 2021 Annual Meeting. We have agreed to pay Morrow Sodali $[__], plus reasonable out-of-pocket expenses for proxy solicitation services. Morrow Sodali expects that approximately [__] of its employees will assist in the solicitation. The parties’ engagement letter contains confidentiality, indemnification and other provisions that the Corporation believes are customary for this type of engagement.

Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Corporation employees and officers, are expected to be approximately $[__], of which $[__] has been incurred as of the date of this Proxy Statement.

Appendix A sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Corporation or because they may be soliciting proxies on our behalf.

Do I have appraisal or dissenters’ rights?

None of the applicable Maryland law, the Charter or the Bylaws, provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Whom should I call if I have questions about the 2021 Annual Meeting?

Morrow Sodali is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the 2021 Annual Meeting, would like additional copies of this Proxy Statement or need help submitting a proxy for your shares, please contact Morrow Sodali:

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: FUNC@investor.MorrowSodali.com

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4, 5 AND 6, “EVERY 1 YEAR” ON PROPOSAL 7, AND “AGAINST” PROPOSALS 8, 9, 10, 11, 12, 13 AND 14, USING THE ENCLOSED BLUE PROXY CARD OR BLUE VOTE INSTRUCTION FORM.

THE BOARD URGES YOU TO NOT SIGN, RETURN OR VOTE ANY PROXY CARD OR VOTE INSTRUCTION FORM SENT TO YOU BY DRIVER MANAGEMENT EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY

PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth information as of March 9, 2021 relating to the beneficial ownership of the Common Stock by (i) each of the Corporation’s directors, director nominees and named executive officers (as defined below under “Compensation of Executive Officers”); and (ii) all directors, director nominees and executive officers of the Corporation as a group. Generally, a person “beneficially owns” shares if he or she has, or shares with others, the right to vote those shares or to invest (or dispose of) those shares, or if he or she has the right to acquire such voting or investment rights, within 60 days of March 9, 2021 (such as by exercising stock options or similar rights). The percentages shown for 2021 were calculated based on 6,995,867 issued and outstanding shares of Common Stock, plus, for each named person, any shares that such person may acquire within 60 days of March 9, 2021. Except as otherwise noted, the address of each person named below is the address of the Corporation. So that shareholders can see how beneficial ownership by our directors, director nominees and named executive officers has changed, the table also provides beneficial ownership as of March 27, 2020, which was the cut-off date for beneficial ownership disclosures in the proxy statement for the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”).

	2021				2020
	Common Stock Beneficially Owned as of 03-09-2021		Percent of Outstanding Common Stock		Common Stock Beneficially Owned as of 03-27-2020
Directors, Nominees and Named Executive Officers:
John F. Barr	19,781			*	18,093
Brian R. Boal	11,076			*	8,337
M. Kathryn Burkey	46,297			*	43,675
Sanu Chadha	536			*
Christy DiPietro	666			*
Robert L. Fisher, II	11,490	(1)		*	5,563
John W. McCullough	48,056			*	35,742
Patricia Milon	3,016
Carissa L. Rodeheaver	27,418	(2)		*	15,810
Gary R. Ruddell	20,781	(3)		*	18,533
I. Robert Rudy	41,506	(4)		*	40,368
Jason B. Rush	15,474	(5)		*	11,083
Marisa A. Shockley	18,951			*	16,213
H. Andrew Walls	57,310	(6)		*	57,106

Directors, Nominees & Executive Officers as a group (16 persons)	343,075		4.9%		292,555

Notes:

*	Less than 1.0%.

(1)	Includes 2,943 shares of Phantom Stock. Phantom stock held in a deferred compensation plan account (“Phantom Stock”). Each share of Phantom Stock represents a deemed investment of deferred compensation funds in one share of Common Stock and gives the officer the right to receive one share of Common Stock or the cash value thereof following the officer’s separation from service with the Corporation. The officer may transfer the funds held in the plan account into an alternative deemed investment option at any time and 5,377 restricted stock units.

(2)	Includes 18,311 shares held jointly with spouse, 72 shares held by spouse for benefit of a minor child, 809 shares held in a 401(k) plan account and 7,778 restricted stock units.

(3)	Includes 520 shares owned by Ruddell, LLC of which Mr. Ruddell is owner.

(4)	Includes 1,500 shares owned by I. R Rudy Business Trust, and 4,500 shares of Phantom Stock.

(5)	Includes 135 shares owned jointly with spouse and 3,973 restricted stock units.

(6)	Includes 14,854 shares owned by Morgantown Printing and Binding, Inc. of which Mr. Walls is owner.

The following table sets forth information as of March 9, 2021 relating to the beneficial ownership of the Common Stock by each person or group known by the Corporation to beneficially own more than five percent of the outstanding shares of Common Stock.

	Common Stock Beneficially Owned as of 03-09-2021		Percent of Outstanding Common Stock
Driver Opportunity Partners I LP	360,737	(1)	5.2%

BlackRock, Inc.	391,348	(2)	5.6%

The Vanguard Group	415,473	(3)	5.9%

Total	1,167,558		16.7%

Notes:

(1)	The information is based on the Schedule 13D/A filed with the SEC on January 11, 2021 by Driver Partners, Driver Management Company, and J. Abbott R. Cooper. The principal address of each of Driver Partners, Driver Management Company and Mr. Cooper is 250 Park Avenue, 7th Floor, New York, NY 10177. Driver Partners beneficially owns 360,737 shares of Common Stock. Driver Management is the controlling person of Driver Partners, and Mr. Cooper is the controlling person of Driver Management.

(2)	The information is based on the Schedule 13G filed with the SEC on February 2, 2021 by BlackRock, Inc., whose principal address is 55 East 52nd Street, New York, NY 10055.

(3)	The information is based on the Schedule 13G filed with the SEC on February 10, 2021 by The Vanguard Group, whose principal address is 100 Vanguard Blvd., Malvern, PA 19355.

ELECTION OF DIRECTORS (Proposal 1)

The number of directors who shall serve on the Board is currently set at 12, and directors are divided into three classes, as nearly equal in number as possible, with respect to the time for which the directors may hold office. Each director is elected to hold office for a term of three years, and the terms of one class of directors expire each year. The terms of Class II Directors expire this year, the terms of Class III Directors expire in 2022, and the terms of Class I Directors expire in 2023. In all cases, each director serves until his or her successor is duly elected and qualifies. Director Gary R. Ruddell, whose term expires this year, is not standing for re-election at the 2021 Annual Meeting in accordance with the mandatory director retirement provision of the Bylaws. To address the vacancy that would otherwise be created by Mr. Ruddell’s retirement, the Board has reduced to 11 the number of directors who shall serve on the Board, effective as of the conclusion of the 2021 Annual Meeting.

At the 2021 Annual Meeting, upon the recommendation of the Nominating and Governance Committee (the “Nominating Committee”), the Board will ask shareholders to vote on the election of Mses. Chadha, DiPietro, Milon and Rodeheaver to serve as Class II Directors until the 2024 Annual Meeting and until their successors are duly elected and qualify. Ms. Rodeheaver was elected by shareholders at the 2018 Annual Meeting of Shareholders and is standing for re-election. Ms. Milon was elected by the Board in July 2020 to fill a vacancy created by the retirement of our former director Robert W. Kurtz and was recommended for election by a non-management director and the CEO. Driver Management was offered the opportunity to interview Mses. Milon and DiPietro prior to the 2020 Annual Meeting, but refused the opportunity to do so. Ms. Chadha was elected by the Board in January 2021 to fill the vacancy created by the retirement of our former director Elaine McDonald, after she had been under consideration by the Board since October 2020, and was recommended for election by a non-management director and the CEO. Ms. DiPietro was elected by the Board in January 2021 in contemplation of Mr. Ruddell’s retirement, after she had been under consideration by the Board since March 2020, and was recommended for election by a non-management director, the CEO and a shareholder. In the event a Board nominee declines or is unable to serve as a director, which is not anticipated, the proxies designated on the BLUE Proxy Card will vote in their discretion with respect to a substitute nominee named by the Board, or the Board will reduce the total size of the Board, in its discretion. You may not vote for a greater number of nominees than the four nominees named in this Proxy Statement and on the BLUE Proxy Card.

Information about the principal occupations, business experience and qualifications of these nominees is provided below under the heading “Qualifications of Director Nominees and Current Directors.”

As each of the Class II directors is standing for election, each has an interest in the outcome of the vote on Proposal 1.

The Board unanimously recommends that shareholders vote “FOR” each of the director nominees named above.

Nominees for Class II Directors

(Nominated for election at the 2021 Annual Meeting)

Name

Sanu Chadha
Christy M. DiPietro
Patricia Milon

Carissa L. Rodeheaver

CONTINUING DIRECTORS

The following tables identify each director of the Corporation whose term does not expire in 2021. Information about the principal occupations, business experience and qualifications of these continuing directors is provided below under the heading “Qualification of Director Nominees and Current Directors.”

Class III Directors

(Terms expire in 2022)

Name

M. Kathryn Burkey

I. Robert Rudy

H. Andrew Walls, III

Class I Directors

(Terms expire in 2023)

Name

John F. Barr

Brian R. Boal

John W. McCullough
Marisa A. Shockley

QUALIFICATIONS OF DIRECTOR NOMINEES AND CURRENT DIRECTORS

Director Skills Matrix
	John F. Barr	Brian R. Boal	M. Kathryn Burkey	Sanu Chadha	Christy M. DiPietro	John W. McCullough	Patricia Milon	Carissa L. Rodeheaver	I. Robert Rudy	Marisa A. Shockley	Hoye Andrew Walls
Qualifications and Experience
Executive Leadership	*		*	*		*	*	*	*	*	*
Public Company Board Experience			*			*		*
Information Technology				*			*
Financial Services/Banking		*	*		*	*	*	*			*
Asset Management			*		*	*	*	*
Brokerage/Investment Banking					*		*	*
Strategic Planning	*	*	*	*	*	*	*	*	*	*	*
Accounting/Finance		*	*		*	*		*		*
Regulatory						*	*	*
Risk Management	*	*	*	*	*	*	*	*	*		*
Governance	*		*			*	*	*	*	*	*
Additional Qualifications and Information
Audit Committee Financial Expert		*	*			*
Independent Director	*	*	*	*	*	*	*		*	*	*
Board Tenure and Age
Tenure	7	7	15	0	0	16	1	8	28	7	15
Age	67	48	70	44	60	71	58	55	68	56	60
Male	*	*				*			*		*
Female			*	*	*		*	*		*

The Nominating Committee believes that all director nominees and continuing directors possess a diverse balance of skills, business experience and expertise necessary to provide leadership to the Corporation. In addition, the Corporation’s nominees bring extensive knowledge of the communities served by the Corporation through their involvement with their communities, both as business partners and volunteers. The following discussion sets forth the specific experience, qualifications, other attributes and skills of each director nominee and continuing director that led the Nominating Committee to determine that such person should serve on the Board in light of the Corporation’s business and structure. Each of the director nominees has consented to (i) serve as a nominee, (ii) serve as a director if elected, and (iii) to being named as a nominee in this Proxy Statement. All current directors also serve on the board of directors of First United Bank & Trust (the “Bank”), the Corporation’s wholly-owned subsidiary.

Director Nominees for Election

Sanu Chadha

Age 44

Director Since: January 2021

Independent

Committees: Audit Committee, Risk and Compliance Committee, and Compensation Committee

Skills and Qualifications: Information technology, strategic planning, executive leadership, risk management

Ms. Chadha is a certified Project Management Professional and Managing Partner of M&S Consulting, a management and solutions company founded in 2002 that provides consulting services to enterprise organizations across the United States and abroad regarding strategic process and technology solutions, project management, process improvement, data analytics, and cloud solutions.

Christy M. DiPietro

Age 60

Director Since: January 2021

Independent

Committees: Asset and Liability Committee, Trust Committee, and Directors’ Loan Committee

Skills and Qualifications: Strategic planning, banking, finance, investments, executive management, risk management, wealth management

Ms. DiPietro, a Chartered Financial Analyst, is a private investor and the family office manager of Hidden Code Advisory, where she manages a diverse portfolio of assets with responsibilities including investment analysis and strategy, asset allocation, tax matters, insurance matters, estate planning, property management, and charitable giving. Prior to that, she served as a Vice President and Portfolio Manager – Fixed Income at T. Rowe Price Associates, Inc., where she managed $2.3 billion in high-quality taxable fixed income assets for numerous institutional clients.

Patricia Milon

Age 58

Director Since: July 2020

Independent

Committees: Nominating Committee, Compensation Committee, and Risk and Compliance Committee

Skills and Qualifications: banking, financial, executive management and leadership, risk management, strategic planning

Ms. Milon is an accomplished bank regulatory expert, with over 30 years of enterprise risk management and corporate governance experience. She has expertise in mitigation of compliance, legal and regulatory risk through her experience with publicly traded companies in the banking and financial sectors. She also has served in consulting roles for fintech and regtech companies, and has counseled public companies, privately held firms and non-profit organizations on achieving business objectives.

Carissa L. Rodeheaver

Age 55

Director Since: November 2012

Independent

Committees: Asset and Liability Management Committee, Strategic Planning Committee, and Risk and Compliance Committee

Skills and Qualifications: banking, financial, accounting and auditing expertise, executive management and leadership, wealth management knowledge, risk management, strategic planning, vast industry trade association experience

Ms. Rodeheaver is the Chairman of the Board, President and Chief Executive Officer (“CEO”) of the Corporation and the Bank.  She has served as President since November 2012 and as Chairman and CEO since January 1, 2016 upon the retirement of William B. Grant from these positions.  Ms. Rodeheaver was previously the Chief Financial Officer (the “CFO”) of the Corporation and the Bank from January 2006 until May 2015 and the Secretary and Treasurer of the Corporation and the Bank from December 2009 until June 2016.  She has been employed by the Corporation since 2004 and by the Bank since 1992.  During her tenure at the Corporation, she has served as the Trust Officer of the Bank, Assistant Vice President and Trust Officer of the Bank, Vice President and Trust Sales Officer of the Bank, Vice President and Trust Department Sales Manager of the Bank, Vice President and Assistant Chief Financial Officer of the Corporation and the Bank and Executive Vice President and CFO of the Corporation and the Bank.  She has served as a director of the Corporation and the Bank since November 2012.  Ms. Rodeheaver is a Certified Public Accountant and a member of the Maryland Association of Certified Public Accountants, and she is a graduate of the Cannon Trust School, the Northwestern University Graduate Trust School, the Executive Development Institute for Community Banks and the Maryland Bankers School. She is currently serving in her second term on the board of directors of the Maryland Bankers Association, where she currently serves as Chairman of the Board. In addition, she serves as a member of the board of directors for the American Bankers Association and as Vice Chair on the American Bankers Association Bank PAC Committee.  Locally, Ms. Rodeheaver serves as the Vice Chair of the board of directors of the Garrett College Foundation, the Treasurer for the board of directors of the Garrett Development Corporation and a member of the Finance Committee for Western Maryland Health Systems. She continues her education and professional development by attending various conferences and workshops focused on strategic planning, regulations and management for the banking industry.  In addition to her service with the Corporation and the Bank, Ms. Rodeheaver owns and operates Rodeheaver Rentals with her spouse, an unincorporated entity that owns and leases commercial and residential property and several residential apartments that they lease to tenants.

John F. Barr

Age 67

Director Since: May 2014

Independent

Committees: Asset and Liability Management Committee and Strategic Planning Committee

Skills and Qualifications: extensive local and state civic expertise, business management, commercial and industrial knowledge, risk management, and strong knowledge of Washington County and Maryland markets

Mr. Barr previously served as a member of the Corporation’s Advisory Council for five years prior to his election to the Board. Mr. Barr brings valuable business experience as the President and sole shareholder of Ellsworth Electric, Inc., which provides comprehensive electrical contractor and insulation services for residential, industrial and commercial customers throughout Maryland, Pennsylvania, Virginia, and West Virginia. Barr has served as President since 1991. He is very active in the Washington County, Maryland community. He is a former three-term Washington County Commissioner. He also served on the Maryland Association of Counties from 2010 to 2019, and as a member of their board of directors from 2014 to 2019, where he served as President in 2016. Mr. Barr is currently evaluating other community involvement having just stepped out of the political realm.

Brian R. Boal

Age 48

Director Since: May 2014

Independent

Committees: Audit Committee (Chairman) and Strategic Planning Committee

Skills and Qualifications: financial, audit, and accounting expertise, M&A and public company expertise, business management, and extensive non-profit expertise

Mr. Boal previously served as a member of the Corporation’s Advisory Council for four years prior to his election to the Board. He has a vast amount of accounting and business experience through his education and his certification as a Certified Public Accountant. For the past 18 years, Mr. Boal has been the owner and operator of Boal and Associates, PC, Certified Public Accountants, an accounting firm. Prior to that, he served as a tax manager for PwC. These positions have provided him with ownership, accounting, audit, public company, M&A and business advisory experience. Mr. Boal serves as a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. He is the founder and co-trustee of a local 501(c)(3) foundation. He also serves in leadership roles for many local organizations in his community of Garrett County.

M. Kathryn Burkey

Age 70

Director Since: May 2005

Independent

Committees: Compensation Committee (Chairwoman), Strategic Planning Committee, and Audit Committee

Skills and Qualifications: financial, accounting and insurance expertise, M&A and business advisory experience, extensive non-profit knowledge, risk management, commercial and industrial experience, business operations experience and broad knowledge of the Allegany County, Maryland market

Ms. Burkey possesses substantial accounting and business experience gained through her education and her certification as a Certified Public Accountant. For the past 32 years, Ms. Burkey has owned and operated M. Kathryn Burkey, CPA, an accounting firm. She is also the owner of The Burkey Television and Appliance Co., Inc., trading as Burkey’s Furniture and Carpeting, a residential and commercial furniture store serving the Tri-State area. She has gained director experience through her service as the prior Chairman of the board of directors of Western Maryland Health System, where she also served on the Compensation Committee, Audit Committee, and Finance Committee. Ms. Burkey serves as a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. She is also the prior president of Maryland Association of Certified Public Accountants.

John W. McCullough, Lead Director

Age 71

Director Since: May 2004

Lead Director Since: May 2014

Independent

Committees: Nominating Committee (Chairman), Strategic Planning Committee, Audit Committee, Asset Liability Management Committee, Compensation Committee, and Risk and Compliance Committee

Skills and Qualifications: industry and insurance expertise, risk management experience, executive leadership, financial, audit and accounting expertise, SEC registrant and M&A advisory experience, governance and board matters and strategic planning skills

Mr. McCullough is a retired partner of Ernst & Young, LLP where he acquired substantial accounting, auditing, public company and M&A advisory experience, particularly with financial institutions. He is a Certified Public Accountant and obtained his Bachelor of Science degree in accounting from the University of Maryland. Mr. McCullough also serves on the board of directors for insurance related companies.

I. Robert Rudy

Age 68

Director Since: May 1992

Independent

Committees: Asset and Liability Management Committee, Strategic Planning Committee, and Compensation Committee

Skills and Qualifications: extensive knowledge of the retail industry, leadership experience, business management and operational experience, governance and board matters, risk management and strategic planning

Mr. Rudy received a Bachelor of Business Administration degree from Ohio University. His vast business experience has been gained through his ownership and operation of I. R. Rudy’s, Inc., a retail apparel and sporting goods store since 1992. His director experience includes the Chairman of the Board of Sports Specialists, Ltd, a national retail buying group, and as trustee of The Ohio University Foundation. He holds the office of Vice Chairman of the Foundation and is a member of the Executive Committee. He chairs the Foundation’s Real Estate Committee and the Vice Chair of the Finance Committee. In January 2020, Mr. Rudy represented the Ohio University Foundation at the association of governing boards’ National Leadership Conference. Other boards associated with Ohio University include: Russ Holdings LLC, Russ North Valley Road LLC, Russ Research Center LLC all located in Dayton, Ohio and Housing for Ohio/Courtyard Apartments, Athens, Ohio. Mr. Rudy is President of the Board of The Ohio University Inn and Conference Center located in Athens, Ohio. He also has leadership experience gained from and involvement with various societies, boards and commissions, including the Ohio University College of Business Society of Alumni and Friends from 2003 to 2006, Ohio University College of Business Executive Advisory Board since 2006, Ohio University College of Business Global Competitive Program during 2008 through 2010 in Hungary and 2013 in Greece, Ohio University President’s CEO Roundtable, Maryland Fire Prevention Commission – Commissioner, Certified Level II Instructor for the Maryland Fire and Rescue Institute from 1978 to 1990, and Chairman of Oakland Planning and Zoning Commission since 1989. Mr. Rudy is also a retired Chief of the Oakland Volunteer Fire Department with 35 years of service. Although he is retired from the department, he continues to serve the OVFD as an apparatus driver.

Marisa A. Shockley

Age 56

Director Since: May 2014

Independent

Committees: Nominating Committee and Strategic Planning Committee

Skills and Qualifications: business operations and marketing expertise, human resource management, executive leadership, extensive knowledge of floor plan lending, non-profit expertise, strategic planning and broad knowledge of Frederick County, Maryland market

Ms. Shockley previously served as a member of the Corporation’s Advisory Council for two years before she was elected to the Board. For the past 29 years, Ms. Shockley has gained significant business experience as the owner of Shockley, Inc., an automobile dealership located in Frederick, Maryland. She has served as the President of the Maryland School for the Deaf Foundation from 2004 to 2015 and was the Chairman for the Maryland Auto Dealers’ Association from 2011 to 2013. She was also recognized as a TIME Quality Award regional finalist. Ms. Shockley is also a board member for Hood College and the Maryland Automobile Dealers Association.

H. Andrew Walls

Age 60

Director Since: May 2006

Independent

Committees: Compensation Committee, Strategic Planning Committee, Nominating Committee, and Risk and Compliance Committee

Skills and Qualifications: business management and operational expertise, M&A experience, marketing skills, vast knowledge of Monongalia County, West Virginia market

Mr. Walls has gained significant business experience by serving as the owner and operator of MPB Print and Sign Super Store, a large printing company for the past 26 years. He is active in the Monongalia County, West Virginia community, one of the Corporation’s market areas. Mr. Walls has director experience through his service as a member of the boards of directors of the United Way, the Public Theatre, the Red Cross and the Salvation Army.

CORPORATE GOVERNANCE AND OTHER MATTERS

Our Shareholder Engagement Program

Board-driven engagement. The Board oversees and participates in the shareholder engagement process, and regularly reviews and assesses shareholder input on a range of topics. Both the Chairman and the Lead Director play a central role in the Board’s shareholder engagement efforts, with support and participation from management and other directors

Year-round engagement and Board reporting. The CEO and CFO, together with other executive management members and directors, conduct regular, year-round outreach to shareholders in-person and by phone to obtain their input on key matters and to inform management and the Board about the issues that shareholders tell us matter most to them. Our shareholder and investor outreach also typically includes investor road shows, analyst meetings, and investor conferences. We also continue to improve our engagement and communications with our retail shareholders, including employee shareholders.

Transparent and informed governance enhancements. The Board routinely reviews and improves the Corporation’s governance practices and policies, including our shareholder engagement practices. Shareholder input is regularly shared with the Board, its committees, and management, facilitating a dialogue that provides shareholders with transparency into our governance practices and considerations, and informs the Corporation’s enhancement of those practices. In addition to shareholder sentiments, the Board considers trends in governance practices and regularly reviews the voting results of our meetings of shareholders, the governance practices of our peers, and current trends in governance.

Committees of the Board

The Board has the following committees: an Audit Committee; an Asset and Liability Management Committee; a Strategic Planning Committee; a Compensation Committee; the Nominating Committee; and a Risk and Corporate Compliance Committee. These committees are discussed below.

Audit Committee – The Audit Committee is a separately-designated standing committee established pursuant to Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for the hiring, setting of compensation and oversight of the Corporation’s independent registered public accounting firm. The Audit Committee also assists the Board in monitoring (i) the integrity of the financial statements, (ii) the performance of the Corporation’s internal audit function and (iii) the Corporation’s compliance with legal and regulatory requirements. In carrying out its duties, the Committee meets with the internal and independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Corporation’s internal controls, and the overall quality of the Corporation’s financial reporting. The Board has determined that all audit committee members are financially literate and that Ms. Burkey and Messrs. Boal and McCullough each qualify as an “audit committee financial expert” as defined by the SEC in Item 407 of Regulation S-K. The Board has adopted a written charter for the Audit Committee, a copy of which is available on the Corporation’s website at https://investors.mybank.com/corporate-overview/documents/default.aspx.

Asset and Liability Management Committee – The Asset and Liability Management Committee reviews and recommends changes to the Corporation’s Asset and Liability, Investment, Liquidity, and Capital Plans.

Strategic Planning Committee – The Strategic Planning Committee focuses on long-term planning to ensure that management’s decisions take into account the future operating environment, the development of corporate statements of policy, and review of management’s internal and external information through its Enterprise Risk Management framework.

Compensation Committee – The Compensation Committee is responsible for developing a compensation policy for the executive officers and for recommending to the Board a compensation policy for the directors of the Corporation and its subsidiaries, overseeing the Corporation’s various compensation plans and managing changes for executive compensation and recommending changes for director compensation.  The Committee determines executive compensation pursuant to the principles discussed below under the heading “Renumeration of Executive Officers.” The Board reviews and, where appropriate, approves or ratifies committee recommendations.  The Compensation Committee may not delegate its authority to any other person or corporate body without the authorization of the Board. The Compensation Committee has adopted a written charter, a copy of which is available on the Corporation’s website at https://investors.mybank.com/corporate-overview/documents/default.aspx.

Nominating Committee – The Nominating Committee is responsible for developing qualification criteria for directors, reviewing director candidates recommended by shareholders (see “Director Recommendations and Nominations” below), actively seeking, interviewing and screening a diverse group of individuals qualified to become directors, recommending to the Board those candidates who should be nominated to serve as directors and developing and recommending to the Board for adoption corporate governance guidelines, codes of ethics and similar policies. The Nominating Committee has a written charter, a copy of which is available on the Corporation’s website at https://investors.mybank.com/corporate-overview/documents/default.aspx.

Risk and Corporate Compliance Committee.– The Risk and Compliance Committee is responsible for reviewing the Bank’s overall risk profile and the alignment of the Corporation’s risk profile with the Corporation’s strategic plan, goals and objectives. The Committee is also responsible for reviewing outstanding audit issues and compliance recommendations as identified by various internal or external parties, approving operational risk programs such as the Bank Protection Act Program, the Business Continuity Planning Program, Cybersecurity Program, the Information Security Program, Privacy Program, Identification Theft/Red Flag Program and Bank Secrecy Act Program.  The Risk and Compliance Committee is responsible for the annual review of any significant vendor relationships, litigation or consumer complaints as well as the adequacy and effectiveness of the Compliance Program, and the Corporation’s insurance programs and policies in place.  The Committee monitors classified credits and management’s plans for those credits.

Current Board Committee Membership and Number of Meetings

	Audit	Asset & Liability	Strategic Planning	Compensation	Nominating	Risk & Compliance
Number of meetings in 2020	4	4	3	6	2	4
John F. Barr		*	*
Brian R. Boal	Chair		*		*
M. Kathryn Burkey	*		*	Chair	*	*
Sanu Chadha	*		*	*		*
Christy M. DiPietro		*	*
John W. McCullough	*	*	*	*	Chair	*
Patricia Milon			*	*	*	*
Carissa L. Rodeheaver		*	*			*
Gary R. Ruddell		*	*	*		*
I. Robert Rudy		*	*	*
Marisa A. Shockley	*		*		*
Hoye Andrew Walls		*	*	*		*

Board Policies

The Board is committed to setting a tone of the highest ethical standards and performance for our management, officers, and the Corporation as a whole. The Board believes that strong corporate governance practices are a critical element of doing business. As such, the Board has adopted: (i) a Code of Ethics for directors; (ii) Corporate Governance Guidelines for directors; (iii) a Code of Ethics for senior financial officers, which applies to the Corporation’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; (iv) an Insider Trading Policy; and (v) a Luxury Expenditure Policy. These codes and policies are reviewed on a regular basis to ensure that they reflect the best interests of the Corporation and its shareholders. These codes and policies may be found on the Corporation’s website at https://investors.mybank.com/corporate-overview/documents/default.aspx.

Director Independence

Pursuant to Rule 5605(b)(1) of the Nasdaq Rules, a majority of the Corporation’s directors must be “independent directors” as that term is defined by Rule 5605(a)(2) of the Nasdaq Rules. The Board has determined that each of John F. Barr, Brian R. Boal, M. Kathryn Burkey, Sanu Chadha, Christy M. DiPietro, John W. McCullough, Patricia Milon, I. Robert Rudy, Gary R. Ruddell, Marisa A. Shockley, and H. Andrew Walls, III is an “independent director”, and these independent directors constitute a majority of the Board. Each of the members of the Audit Committee, Compensation Committee, and Nominating Committee is an “independent director”. Each member of the Audit Committee also satisfies the independence requirements of Rule 5605(c)(2)(A) of the Nasdaq Rules. In making these independence determinations, the Board, in addition to the transactions described in the section below entitled “Certain Relationships and Related Transactions,” considered the amounts paid to Morgantown Printing & Binding (“MP&B”), a corporation owned by Mr. Walls and a trust established for the benefit of his minor children, in 2020 or any of the past three fiscal years did not exceed 5% of MP&B’s consolidated gross revenues for those years.

Board’s Role in Strategy

The Board’s most important functions are to oversee the development and execution of the Corporation’s long-term strategy and risk management profile. Management and the Board regularly discuss the Corporation’s strategy and progress towards achieving its strategic objectives and reviews the Corporation’s risk factors in light of the current economy, regulatory and political environments. These discussions result in Board input that informs updates to the strategic plan, which are presented to the Board for approval on an annual basis. The Corporation’s strategic planning process also includes periodic reviews of strategic alternatives performed by an independent strategic planning consultant. The resulting assessment of the Corporation’s long-term strategy to create shareholder value is reviewed by the Board and used to inform ongoing strategy development.

Board Leadership and Role in Risk Oversight

The Bylaws provide that the Chairman of the Board shall be the CEO of the Corporation. The Board has employed this leadership structure since the Corporation’s formation in 1984 because it believes that a single leader serving as both Chairman of the Board and CEO is the most appropriate leadership structure for the Corporation. By having one person serve as both Chairman and CEO, the Board believes that the Corporation demonstrates to shareholders, customers, employees, vendors, regulators, and other stakeholders that we have strong leadership, with a single individual setting the tone and having primary responsibility for managing and leading the Corporation. Further, the Board believes that this structure reduces the potential for confusion or duplication of efforts and assures clarity of leadership.

The Board recognizes, however, the importance of independent oversight and support, particularly when the operations of and issues faced by a highly-regulated, publicly-traded corporation such as the Corporation can be complex. Accordingly, the Board appoints an Independent Lead Director, whose role is to assist the Chairman of the Board in ensuring strong and effective corporate governance. The Independent Lead Director is responsible for facilitating the resolution of issues relating to the performance of the Chairman of the Board and CEO and other members of management, or any other issue that a director, an officer or an employee believes should be addressed by someone other than the Chairman of the Board and CEO. In furtherance of that objective, the Board has adopted an Independent Lead Director Policy, which provides that the duties and rights of the Independent Lead Director shall include: (i) presiding at (a) all Board meetings at which the Chairman of the Board is not present, and (b) all executive sessions of independent directors; (ii) serving as a liaison between the Chairman of the Board and the independent directors; (iii) pre-approving Board meeting agendas; (iv) pre-approving Board meeting schedules to assure that there is sufficient time for discussion of all agenda items; (v) the authority to convene meetings of the independent directors; and (vi) if reasonably requested by shareholders, making himself or herself reasonably available for consultation and direct communication with major shareholders. Annually, the independent directors appoint one director recommended by the Nominating Committee to serve as the Independent Lead Director. Mr. McCullough currently serves as the Independent Lead Director.

The Board reviews our leadership structure from time to time in light of the issues that we face and the qualities, experience, skills and education of the directors who comprise the Board. The Board has the power to revise this leadership structure should it deem such a revision necessary or appropriate.

In addition, the Board believes that it is important for the success of our leadership structure to have a strong, competent and independent Board. The Corporation has a well-developed and well-seasoned Board, comprised of the Chairman and CEO and eleven additional directors who are “independent directors”, as defined by the Nasdaq Rules. The Board believes that this high percentage of independence assures an objective and shareholder-based view of the Corporation’s operations.

Of these independent directors, three members qualify as “audit committee financial experts”, as defined by rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. Although the credentials of each director are noted elsewhere in this Proxy Statement, it is worth illustrating the credentials of these three members that make them eligible for this distinction:

1.	Brian R. Boal – Mr. Boal has a vast amount of accounting and business experience through his education, his certification as a Certified Public Accountant, and his ownership and operation for the past 18 years of Boal and Associates, PC, Certified Public Accountants. Mr. Boal serves as a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. Mr. Boal serves as the Chairman of the Audit Committee.

2.	M. Kathryn Burkey – Ms. Burkey is a practicing Certified Public Accountant, with significant experience in audit. She has also served as chair of the board of Western Maryland Health System, and is the prior president of the Maryland Association of Certified Public Accountants. Ms. Burkey serves as a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. Ms. Burkey serves as the Chairman of the Compensation Committee.

3.	John W. McCullough – Mr. McCullough is a retired partner of the accounting firm Ernst & Young, LLP. During a significant portion of his career, Mr. McCullough was heavily engaged in the audit of financial institutions. Mr. McCullough has served as the Independent Lead Director of the Corporation and the Bank since 2014.

The strength of the Board, and a valuable counter balance to management, is found in the risk management practices employed by the Board, directly and through its various specialized committees and the Independent Lead Director. The Board, as part of its oversight and governance functions, regularly reviews risks and appropriate modeling of Asset Liability Management, loan concentrations, liquidity, management succession and capital planning. The Risk and Compliance Committee is responsible for reviewing the Bank’s overall risk profile and the alignment of the Corporation’s risk profile with the Corporation’s strategic plan, goals and objectives. The Risk and Compliance Committee is also responsible for reviewing outstanding audit issues and compliance recommendations as identified by various internal or external parties, approving operational risk programs such as the Bank Protection Act Program, the Business Continuity Planning Program, Cybersecurity Program, the Information Security Program, Privacy Program, Identification Theft/Red Flag Program and Bank Secrecy Act Program.  The Risk and Compliance Committee is responsible for the annual review of any significant vendor relationships, litigation or consumer complaints as well as the adequacy and effectiveness of the Compliance Program, and the Corporation’s insurance programs and policies in place.  The Risk and Compliance Committee monitors classified credits and management’s plans for those credits. An internal risk management committee, which comprised of the Director of Risk Management and various associates of the Corporation, oversees the Enterprise Risk Management system and reports to the Risk and Compliance Committee.

To maintain a level of independence from management, the Board conducts regular executive sessions of independent directors. These sessions are led by Mr. McCullough, who serves as the Independent Lead Director and Chairman of the Nominating Committee.

Attendance at Board Meetings

The Board held 15 meetings in 2020. Directors are expected to attend a combined minimum attendance of 75% of all Board and committee meetings for which they are a member, the strategic planning meeting, and the annual shareholder meeting. Each director who served as such during 2020 attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period served) and (ii) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

Board, Committee and Director Evaluations

The Board, led by the Nominating Committee, conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. Under each committee’s charter, the committee evaluates and assesses its performance, skills and resources required to meet its obligations under its charter at least annually. Results of the evaluations are then presented to the Board and its committees and used to determine actions designed to enhance the operations of the Board and its committees going forward.

Director Retirement and Board Refreshment

The Bylaws provide that no person may be elected to the Board at any meeting of shareholders if he or she is or will be 72 years of age or older during the calendar year in which such meeting occurs. In 2018, the Nominating Committee began discussions about a formal director refreshment plan in light of upcoming director retirements. This plan was formalized in 2019 and identifies desired skillsets and industry expertise of future nominees, as well as encourages diversity of members.

We believe that Board refreshment is an integral part of effective governance. While we value the insight of our longer tenured directors and their understanding of the Corporation’s business and the banking industry, we do understand the ongoing need to consider new director candidates who can provide new viewpoints. As a result, we believe that it is important to a board’s oversight role to have an appropriate balance between experienced directors and less tenured directors. Since 2014, we have added six new directors, including three of this year’s director nominees: Mses. Chadha, DiPietro and Milon. In 2019, we reduced the size of our Board with the retirement of a long standing director. Two additional directors retired in 2020, and we anticipate future retirements in 2021 and 2023. We have begun a proactive search process to identify a number of independent board candidates that will enhance our Board’s diversity and provide expertise in key areas such as banking/financial, regulatory, compliance, technology and innovation.

We believe our ongoing Board evolution will result in the strategic refreshment of our independent directors, reduce our Board size, maintain our commitment to diversity and continuously update the skill set of our Board.

Director Onboarding and Education

Overview. Director onboarding and ongoing education programs are important components of fostering Board effectiveness. The Corporate Governance Guidelines provide that directors receive continuing education in areas that will assist them in their duties. The Director Onboarding and Ongoing Education Program engages directors through a mixture of in-house training and outside programs.

Onboarding. The Corporation’s comprehensive program begins with director onboarding activities and includes a thorough orientation process that acclimates new directors to the Corporation, the Board and management. Director onboarding involves a combination of written materials, oral presentations, and meetings with members of the Board and management. Topics covered include: strategic planning, regulatory, financial statements, capital planning, legal and corporate governance matters as well as a Board committee orientation.

Committee Rotation. Directors are rotated through committee assignments every two to three years based on their skillsets to ensure they develop a comprehensive overview of each committee and its role in corporate governance.

Ongoing Education. In an effort to hone their skills, and to assure their continued independence, members of the Board undertake regular training. A number of methods are employed to provide in-depth training. On frequent occasions, internal training is provided to familiarize the Board with regulatory requirements imposed on financial institutions by applicable laws such as the Bank Secrecy Act and the Community Reinvestment Act, and they receive regular training on aspects of information technology and cyber security. Periodically, directors attend seminars and economic updates related to banking issues, which offer them the additional benefit of meeting with directors of other financial institutions. All directors have direct access to the American Bankers Association, which enables them to keep abreast of issues pertinent to the banking industry and to research banking materials. The FDIC also has available a specific board education program which is periodically used for director training.

The Board also receives in-house training sessions conducted by third party consultants. During 2020, these topics included cyber risk and security, economic updates, community banking trends and Environmental, Social and Governance matters.

Director Recommendations and Nominations

Director candidates may come to the attention of the Nominating Committee from current directors, executive officers, shareholders, or other persons. During 2020, the Nominating Committee adopted a formal policy under which it considers the diversity of candidates for directorship when making nomination recommendations. This policy ensures that the pool of candidates are ethnically, racially, and gender diverse. The Nominating Committee periodically reviews its list of candidates available to fill Board vacancies and researches the talent, skills, expertise and general background of these candidates. In evaluating candidates for nomination, the Nominating Committee uses a variety of methods and regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, the need for particular expertise on the Board, and whether the Corporation’s market areas are adequately represented by Board members. In nominating director candidates, the Nominating Committee generally seeks to choose individuals that have skills, education, experience and other attributes that will complement and/or broaden the strengths of the existing directors.

In 2014, the Corporation created an Advisory Council consisting of five separate Advisory Groups, which represent each of our market areas. The Advisory Groups consist of business owners and key individuals within each local market area. The purpose of these Advisory Groups is to foster open discussions that will enable us to enhance our understanding of the difference in each of these markets and the financial needs of the customer base. The meetings are led by local Market Presidents and are also attended by members of the management team and directors. These meetings include topics of discussion such as local market analysis, changes in the market, new products and services, customer engagement, customer experiences, and human talent. These meetings also provide a sounding board for our marketing and advertising plans and provide great opportunities to network with local businesses. From time to time, promising director candidates come to the attention of the Nominating Committee through their service on these Advisory Groups, although such service is not a requirement of being considered for nomination.

The Nominating Committee will from time to time review and consider candidates recommended by shareholders. A shareholder may recommend a director candidate by written notice to the Chairman of the Board or the President, which notice must include: (i) the recommending shareholder’s contact information, including his or her name and address; (ii) the class and number of shares of the Corporation’s capital stock beneficially owned by the recommending shareholder; (iii) the name, address and credentials of the candidate for consideration, including the principal occupation of each proposed nominee; (iv) the number of shares of the Corporation’s capital stock beneficially owned by the candidate; (v) the candidate’s written consent to be considered as a candidate; and (vi) all information relating to such proposed nominee that would be required to be disclosed by Regulation 14A under the Exchange Act promulgated thereunder, assuming such provisions would be applicable to the solicitation of proxies for such proposed nominee. Such recommendation must be delivered or mailed to the Chairman of the Board or the President no less than 150 days nor more than 180 days before the date of the 2021 Annual Meeting of Shareholders for which the candidate is being recommended, which, for purposes of this requirement, the date of the meeting shall be deemed to be on the same day and month as the 2021 Annual Meeting for the preceding year.

Whether recommended by a shareholder or another third party, or recommended independently by the Nominating Committee, a candidate will be selected for nomination based on his or her talents and the needs of the Board. The Nominating Committee’s goal in selecting nominees is to identify persons that possess complementary skills and that can work well together with existing Board members at the highest level of integrity and effectiveness. A candidate, whether recommended by a Corporation shareholder or otherwise, will not be considered for nomination unless he or she maintains strong professional and personal ethics and values, has relevant management experience, and is committed to enhancing financial performance. The Corporation looks for diverse candidates that possess competencies that will support our long-term strategies. These competencies could include expertise in the banking industry, finance, risk management, real estate, marketing, regional geographic markets and economics, strategic planning, executive management, technology or other relevant qualifications. Certain Board positions, such as Audit Committee membership, may require other special skills, expertise or independence from the Corporation.

It should be noted that a director recommendation is not a nomination. The Corporation believes that a shareholder who is entitled to vote for the election of directors and who desires to nominate a candidate for election to be voted on at an Annual Meeting may do so only in accordance with Section 4 of Article II of the Bylaws, and must specify (i) the nominating shareholder’s contact information, including his or her name and address; (ii) the class and number of shares of the Corporation’s capital stock beneficially owned by the recommending shareholder; (iii) the name, address and credentials of the candidate for nomination, including the principal occupation of each proposed nominee; (iv) the number of shares of the Corporation’s capital stock beneficially owned by the candidate; (v) the candidate’s written consent to be considered as a candidate; and (vi) all information relating to such proposed nominee that would be required to be disclosed by Regulation 14A under the Exchange Act promulgated thereunder, assuming such provisions would be applicable to the solicitation of proxies for such proposed nominee. Such nomination notice must be delivered or mailed to the Chairman of the Board or the President no less than 150 days nor more than 180 days before the date of the Annual Meeting of Shareholders for which the candidate is being considered, which, for purposes of this requirement, the date of the meeting shall be deemed to be on the same day and month as the Annual Meeting of Shareholders for the preceding year. Accordingly, a shareholder who intends to nominate a director nominee for the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) must submit such recommendation as provided above no earlier than [•], 2021 and no later than [•], 2021.

Shareholder Communications with the Board

Shareholders may communicate with the Board, including the non-employee directors, by sending a letter to First United Corporation Board of Directors, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550-0009. The Secretary will deliver all shareholder communications directly to the Board for consideration.

Policy Regarding Director Attendance at Annual Meetings

The Corporation believes that the 2021 Annual Meeting is an opportunity for shareholders to communicate directly with directors and, accordingly, expects that all directors will attend each Annual Meeting. If you would like an opportunity to discuss issues directly with our directors, please consider attending this year’s Annual Meeting. The 2020 Annual Meeting was attended virtually by nine persons who served on the Board as of the date of that meeting.

Family Relationships Among Directors, Nominees and Executive Officers

None.

Policy with Respect to Hedging Transactions

The Corporation has not adopted any practices or policies regarding the ability of employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Corporation’s equity securities (i) granted to the employee or director by the Corporation as part of his or her compensation or (ii) held, directly or indirectly, by the employee or director.

Legal Proceedings

In light of a letter received by the Corporation from counsel for Driver Management on May 18, 2020, the Corporation, on May 20, 2020, instituted a declaratory relief action in the Circuit Court for Garrett County, Maryland, in which Driver Partners, Driver Management Company, Mr. Cooper and each of Michael J. Driscoll, Lisa Narrell-Mead and Ethan Elzen (the individuals being collectively referred to as the “Driver 2020 Nominees”) were named as defendants (the “Declaratory Relief Action”). In the Declaratory Relief Action, the Corporation sought a declaratory judgment that Driver Partners and the Driver 2020 Nominees were prohibited from voting their shares of Common Stock and nominating director candidates for election for five years, including at the 2020 Annual Meeting, by operation of subsection (e) of the Maryland Stock Acquisition Statute (which mandates that shares acquired in violation of the Maryland Stock Acquisition Statute are ineligible to vote for five years), and pursuant to the Bylaws, respectively. Defendants in the Declaratory Relief Action filed motions to dismiss.

With the motions to dismiss pending, Driver Partners, on September 4, 2020, filed a lawsuit against the Corporation, all of its then-incumbent directors, and former directors Robert W. Kurtz and Elaine McDonald (the individuals being collectively referred to as the “Director Defendants”) in the United States District Court for the District of Maryland and styled Driver Opportunity Partners I LP v. First United Corp., et al., No. 1:20-cv-2575 RDB (the “Driver Litigation”). Driver Partners’ complaint purported to assert nine tort causes of action related to the Corporation’s and the Director Defendants’ conduct associated with the Corporation’s 2020 Annual Meeting and Driver Management’s proxy contest.

On September 8, 2020, the Corporation filed (i) papers opposing the defendants’ motions to dismiss the Declaratory Relief Action and (ii) an amended complaint in the Declaratory Relief Action. In large part, the amended complaint dismissed claims against the Driver 2020 Nominees without prejudice, as they had all lost in the shareholder vote and had represented that they were no longer shareholders of the Corporation. Additionally, the amended complaint included updated allegations to reflect the outcome of the Corporation’s 2020 Annual Meeting and other matters.

With the Driver 2020 Nominees no longer being parties, the remaining defendants in the Declaratory Relief Action removed the Declaratory Relief Action to federal district court on September 8, 2020. The Declaratory Relief Action is currently pending in the same court as the Driver Litigation, with the matter styled First United Corp. v. Driver Opportunity Partners I LP, et al., No. 1:20-cv-2592-RDB. The remaining defendants renewed their motion to dismiss as to the Corporation’s amended complaint.

For its complaint, Driver Partners alleged that certain acts and omissions of the Corporation and/or the Director Defendants in connection with the 2020 Annual Meeting and/or in response to Driver Management’s proxy contest constituted a wide range of torts, including breaches of fiduciary duty, abuses of process, malicious prosecution, defamation, tortious interference, unfair competition, and unjust enrichment. Driver Partners sought unspecified compensatory and punitive damages and asked the court to vacate the results of the director election at the 2020 Annual Meeting and order a new meeting of shareholders for the purpose of electing directors. The Corporation and Director Defendants filed motions to dismiss Driver Partners’ complaint. After briefing closed, the court, on January 4, 2021, held a telephonic hearing on the parties’ motions to dismiss. In a ruling on the Declaratory Relief Action issued January 6, 2021, the court certified a question to the Maryland Court of Appeals concerning whether the Corporation could pursue a claim based on the Maryland Stock Acquisition Statute, and otherwise stayed the Declaratory Relief Action pending a decision from the Maryland Court of Appeals.

On the Corporation’s and the Director Defendants’ motions to dismiss the Driver Litigation, the court on January 11, 2021, issued an order dismissing six of Driver Partners’ nine asserted claims:  (i) breach of fiduciary duty; (ii) abuse of process (litigation); (iii) abuse of process (regulatory); (iv) malicious prosecution; (v) unfair competition; and (vi) unjust enrichment. The court denied the motion to dismiss Driver Partners’ two asserted claims for defamation and its claim for intentional interference with prospective business relations. Subsequently, on January 25, 2021, Driver Partners filed motions asking the court to reconsider its dismissal of its breach of duty claim, and a separate motion for leave to amend Driver Partners’ complaint to assert claims for breach of fiduciary duty and for violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9 focused on proxy materials related to the 2020 Annual Meeting.  On February 8, 2021, the Corporation and the Director Defendants filed papers opposing Driver Partners’ motions. Driver Partners’ filed reply papers on the motions on February 22, 2021, and briefing is now closed. The court has not yet decided either motion.

Meanwhile, the Maryland Court of Appeals accepted the federal court’s request to certify a question in the Declaratory Relief Action. The Corporation filed its opening brief on February 23, 2021, and the current schedule contemplates a likelihood of briefing extending into April 2021 and an expectation of argument before the Court of Appeals in May 2021.

DIRECTOR COMPENSATION

The following table provides information about compensation paid to or earned by the Corporation’s directors during 2020 who are not also “named executive officers” (as defined below under the heading, “Compensation of Executive Officers”). Mses. Chadha and DiPietro did not receive any remuneration from the Corporation or the Bank in 2020. The amounts set forth below include the compensation paid by both the Corporation and the Bank for service on the Board and the board of directors of the Bank, respectively.

Name	Fees earned or paid in cash ($)		Stock awards ($) (1)		All other compensation ($)	Total ($)
John F. Barr	31,350	(3)	14,520		-	45,870
Brian R. Boal	40,000	(3)	14,520		-	54,520
M. Kathryn Burkey	33,700	(3)	14,520		-	48,220
John W. McCullough	42,950	(3)	14,520		-	57,470
Patricia Milon	21,567		10,278	(2)	-	31,845
Gary R. Ruddell	34,200	(3)	14,520		-	48,720
I. Robert Rudy	34,200	(4)	14,520		-	48,720
Marisa A. Shockley	30,200	(3)	14,520		-	44,720
H. Andrew Walls, III	35,700	(3)	14,520		-	50,220

Notes:

(1)	Amounts in this column represent the grant date fair value of fully-vested shares of Common Stock granted in 2020, computed in accordance with Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(2)	Amount represents the grant date fair value of fully-vested shares of Common Stock granted in 2020. The amount of the award was pro-rated based on the start date of Ms. Milon’s service as a director in 2020.

(3)	These amounts include $9,990 of cash retainers for which the applicable Non-Employee Director elected to receive in the form of shares of Common Stock.

(4)	This amount includes $4,995 of cash retainers for which the applicable Non-Employee Director elected to receive in the form of shares of Common Stock.

The Compensation Committee of the Board is responsible for evaluating and recommending director compensation to the Board for approval. In evaluating director compensation, the Compensation Committee considers the legal responsibilities that directors owe to the Corporation and its shareholders in connection with their service on the Board and/or a committee of the Board, and the risks to the directors associated with their service, and reviews the fees and benefits paid to directors of similar institutions in and around the Corporation’s market areas. The Compensation Committee’s current director compensation arrangement contemplates a mix of cash and equity awards, as discussed below.

For 2020, each director who was not an employee of the Corporation or the Bank (a “Non-Employee Director”) received a cash retainer of $10,000, a grant of 1,000 fully-vested shares of Common Stock, having a grant date fair value of $14,520, and a cash fee of $1,000 for each meeting of the Board and/or the Bank’s board of directors that he or she attended. The cash fee is reduced to $200 when special meetings are called and the meeting lasts less than two hours or is related to regulatory matters. Directors do not receive more than one cash fee when the Board and the board of directors of the Bank meet together. Directors who served on committees of the Corporation also received a cash fee of $500 for each committee meeting that they attended. The Chairperson of each of the Audit Committee (Mr. Boal), Compensation Committee (Ms. Burkey) and Nominating Committee (Mr. McCullough) received an additional annual cash retainer of $2,500. All directors of the Corporation also served on the board of directors of the Bank and received a cash fee of $500 for attending each meeting of a committee of the Bank’s board of directors on which they served.

Non-Employee Directors may elect to receive some or all of their cash retainers in shares of Common Stock. The number of shares paid in lieu of cash retainers is determined by dividing the portion of the cash retainer to be paid in stock by the mean between the high and low sales price of a share of Common Stock on the trading day immediately preceding the payment date, as reported on The Nasdaq Stock Market.

All directors are permitted to participate in the Corporation’s Amended and Restated Executive and Director Deferred Compensation Plan (the “Deferred Compensation Plan”). The material terms of the Deferred Compensation Plan are discussed below under the heading “Compensation of Executive Officers.”

AUDIT COMMITTEE REPORT

The Audit Committee has (i) reviewed and discussed the Corporation’s audited consolidated financial statements for the year ended December 31, 2020 with the Corporation’s management; (ii) discussed with Baker Tilly US, LLP, formerly known as Baker Tilly Virchow Krause, LLP (“Baker Tilly”), the Corporation’s independent auditors for the fiscal year ended December 31, 2020, the matters required to be discussed by the applicable requirements as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC, and (iii) received the written disclosures and the letter from Baker Tilly required by applicable requirements of the PCAOB regarding Baker Tilly’s communications with the Audit Committee concerning its independence, and discussed with Baker Tilly its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2020 be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

By:         AUDIT COMMITTEE

Brian R. Boal

M. Kathryn Burkey

John W. McCullough

Marisa A. Shockley

EXECUTIVE OFFICERS

Information about the Corporation’s executive officers is set forth below. All officers are elected annually by the Board and hold office at its pleasure.

Carissa L. Rodeheaver, age 55, serves as the Chairman of the Board, President and CEO of both the Corporation and the Bank. She has served as President since November 2012 and as Chairman and CEO since January 1, 2016. Prior to these appointments, Ms. Rodeheaver served as the CFO of the Corporation and the Bank starting in January 2006 and as Secretary and Treasurer of the Corporation and the Bank starting in December 2009. Between March 19, 2008 and her appointment as President, Ms. Rodeheaver served as Executive Vice President of the Bank. Prior to this, Ms. Rodeheaver served as Trust Officer of the Bank from 1992 to 2000, as Vice President and Trust Department Sales Manager of the Bank from 2000 to 2004, and as Vice President and Assistant CFO of the Corporation from 2004 to December 31, 2005. She is a Certified Public Accountant.

Tonya K. Sturm, age 54, serves as Senior Vice President and CFO of both the Corporation and the Bank. She has served as CFO since May 2015 and as Senior Vice President since June 2016. In May 2016, she was appointed Secretary and Treasurer of the Corporation and the Bank. Prior to the appointment of Senior Vice President, she served as Vice President since September 2008. Prior to her appointment as CFO and Vice President, Ms. Sturm served as Controller of the Corporation and the Bank starting in September 2008, as a Staff Auditor of the Bank from July 1996 to June 1998, as a Credit Analyst of the Bank from June 1998 to March 1999, as Staff Accountant of the Bank from April 1999 to May 2002, as a Senior Staff Accountant of the Bank June 2002 to December 2003, as the Finance Manager of the Bank from January 2004 to May 2006, and as Vice President and Director of Finance of the Bank from June 2006 to August 2008.

Information about the Bank’s executive officers, other than Mses. Rodeheaver and Sturm, is set forth below. All officers are elected annually by the Bank’s board of directors and hold office at its pleasure.

Robert L. Fisher, II, age 52, serves as Senior Vice President and Chief Revenue Officer. Mr. Fisher has been employed by the Corporation since September 2013. Mr. Fisher has more than 20 years of experience in the banking industry with the majority of his experience based in commercial banking. Mr. Fisher held the positions of Senior Vice President of Commercial Banking, Managing Director of Commercial Banking, and Regional President at a large regional bank in the Mid-Atlantic region from 2001 to 2013.

Jason B. Rush, age 50, serves as a Senior Vice President and Chief Operating Officer. Mr. Rush was appointed Senior Vice President and Chief Operating Officer in January 2017. Prior to this appointment, he served as Senior Vice President and Chief Risk Officer and Director of Operations and Support from 2006 to 2017. Mr. Rush has been employed by the First United organization since October 1993.  Prior to his current position, Mr. Rush served as Vice President, Director of Operations & Support since March 2006, and before that as Vice President and Regional Manager/Community Office Manager from January 2005 to February 2006; Vice President and Community Office Manager/Manager of Cash Management from May 2004 to December 2004; Assistant Vice President and Community Office Manager from April 2001 to April 2004; Community Office Manager from August 1998 to April 2001; Customer Service Officer from March 1997 to July 1998; Assistant Compliance Officer from July 1995 to February 1997; and Management Trainee from October 1993 to July 1995.  Mr. Rush also serves as the Treasurer of Rush Services, Inc., a family-owned business in which he has a fifty percent ownership interest.  He also participates with his brother in farming and land investment.

Keith R. Sanders, age 51, serves as Senior Vice President and Senior Trust Officer. Mr. Sanders has been employed by the Corporation since August 2002. He served as Senior Trust Sales Officer from August 2002 until December 2005, and as Senior Trust/Investment Sales Manager from January 2006 until October 2011. He was named First Vice President and Senior Trust Officer on November 1, 2011 and Senior Vice President and Senior Trust Officer on May 22, 2013.

EXECUTIVE COMPENSATION

The Corporation is a “smaller reporting company” as defined in Item 10(f)(1) of the Regulation S-K, and the following discussion of the compensation paid to the Corporation’s named executive officers is intended to comply with the rules relating to the disclosure of executive compensation. Although these rules allow the Corporation to provide less detail about its executive compensation program than companies that are not smaller reporting companies, the Compensation Committee is committed to providing information that is necessary for shareholders to understand its executive compensation-related decisions. Accordingly, this discussion includes supplemental information that describes key decisions on the 2020 executive compensation program for the named executive officers.

Executive Summary and Financial Highlights

2020 was an unprecedented year consumed by the pandemic and health care crisis. Despite the economic turmoil caused by the pandemic, the Corporation preserved capital, conservatively increased our allowance for loan losses to protect asset quality and grew the balance sheet through increased loans and deposits. Additionally, the Board enhanced its corporate governance as follows:

•	Formalized the role of the Independent Lead Director

•	Continued Board refreshment with the addition of three highly qualified, independent directors

•	Committed to proposing an annual election of directors

•	Formalized a board Diversity and Inclusion policy

•	Provided quarterly investor presentations

Earnings per share grew 7% as compared to 2019 and while the net interest margin was impacted by the interest rate environment and our participation in the PPP, net income remained strong with growth of 5% over prior year. The following represents financial highlights for 2020:

•	The Corporation grew total assets by $291.4 million. Gross loans grew by $117.4 million and deposits grew by $280.3 million.

•	The book value of the Common Stock was $18.74 per share at December 31, 2020 compared to $17.71 per share at December 31, 2019. Capital levels remained strong with a total risk-based capital ratio of 16.08% at year end.

•	Consolidated net income was $13.8 million for the year ended December 31, 2020 compared to $13.1 million for 2019. Basic and diluted net income per share for 2020 were $1.98 and $1.97, respectively, compared to basic and diluted net income per common share of $1.85 for 2019, a 7% increase.

•	Pre-tax, pre-provision income increased 30% for the 12 months ended December 31, 2020 as compared to the same period in 2019.

•	The net interest margin declined to 3.34% in 2020 from 3.68% in 2019 reflective of the pandemic influence on the economic environment.

•	Increased net interest income of $2.2 million for the year ended December 31, 2020, when compared to the same time period of 2019. This increase was driven in part by loan fees related to the PPP loans originated as well as a continued focus on reducing cost of funds by growing non-interest bearing and low-cost core deposits.

•	Increased other operating income of 11%, or $1.8 million, during 2020 when compared to 2019 inclusive of net gains of $2.8 million and continued growth in wealth management income and debit card income. The increase in net gains was primarily driven by gains on sales of mortgage loans to the secondary market to facilitate customer preference for longer term, low fixed rate loans. These gains offset the decline in interest income on the mortgage portfolio related to the decline in balances as customers refinanced mortgages to the secondary market.

•	Other operating expenses decreased $1.5 million during 2020 when compared to 2019. This decrease was driven by reduced salaries and benefits related to the PPP loan origination fees which offset salary cost, reduced life and health insurance expenses and reductions in other miscellaneous expenses such as travel and lodging, business related meals, schools and seminars, and miscellaneous loan fees. These changes offset the increases in legal and professional and investor relations costs.

•	Maintained high asset quality and protected the balance sheet through continued focus on disciplined underwriting, increases to the qualitative factors in the allowance for loan losses and provided loan modifications to borrowers impacted by the pandemic.

•	Protecting the health, safety, and financial well-being of our associates and customers was and continues to be our goal as we continue to deal with COVID-19

o	Provided flexible work schedules

o	Pandemic pay

o	Work at home accommodations

o	PPP participation

o	Loan modifications

o	Fee waivers

o	Non-profit and charity support

During 2020, we experienced volatility in our share price consistent with the banking industry. This impacted short-term returns, but we continued to demonstrate a trend of strong performance in generating long-term returns for our shareholders. The exhibit below shows our total shareholder return compared to SNL Financials’ U.S. Banks $1B - $5B index, and the 2020 proxy peer group over the five-year period from December 31, 2015 to December 31, 2020.

	1-Year	3-Year	5-Year
First United	-33.3%	-4.4%	42.2%
SNL Bank Index $1B - $5B	-15.0%	-9.5%	38.8%
2020 Proxy Peer Group	-20.1%	-12.2%	37.5%

Source: FactSet as of December 31, 2020, and includes price change and reinvested cash dividends

(1)	SNL U.S. $1B-$5B Bank Index

Overview of Compensation Philosophy and Objectives

The Compensation Committee of the Board is responsible for overseeing and administering the Corporation’s employee benefit plans and policies, and for annually reviewing and approving all compensation decisions relating to the executive officers, including the named executive officers. The compensation committee of the Bank’s board of directors has identical responsibilities with respect to executive officers of the Bank. The Compensation Committee submits its decisions regarding compensation to the independent directors of the Board. The Compensation Committee has the authority and resources to obtain, independent of management, advice and assistance from internal and external legal, human resource, accounting or other experts, advisors, or consultants as it deems desirable or appropriate.

The Compensation Committee is composed of at least three directors who are determined to be “independent directors” as that term is defined by Rule 5605(a)(2) of the Nasdaq Rules. The members of the Compensation Committee are appointed each year by the Board, after considering the recommendations and views of the Nominating Committee. Five members of the Board serve on the Compensation Committee, each of whom is an “independent director”. The Chairman of the Compensation Committee reports to the Board regarding all committee actions.

The Compensation Committee recognizes the importance of balancing the need to attract and retain qualified executive officers with the need to maintain sound principles for the development and administration of compensation and benefit programs. The Compensation Committee has taken steps to enhance the Compensation Committee’s ability to effectively carry out its responsibilities as well as ensure that the Corporation maintains strong links between executive pay and performance. Examples of procedures and actions that the Compensation Committee utilized in 2020 include:

•	Incorporating executive sessions (without management present) into all Compensation Committee meetings;

•	Using an independent compensation consultant to advise on executive compensation issues;

•	Reviewing elements and amounts of executive compensation paid by competitors, including peer group performance and the impact of such performance on executive compensation;

•	When it deems appropriate, realigning the Corporation’s compensation structure in light of its peer group reviews;

•	Reviewing and approving annual performance reviews for all executive officers; and

•	Conducting annual reviews of all compensation and incentive plans for appropriate corporate strategic alignment and avoidance of excessive or unnecessary risk-taking by executive officers.

The Compensation Committee believes that the compensation paid to executive officers should be closely tied to the Corporation’s performance on both a short and long-term basis. Overall, the Compensation Committee believes that a performance-based compensation program can assist the Corporation in attracting, motivating and retaining the quality executives critical to long-term success. Accordingly, when and to the extent permitted by law, the Compensation Committee generally seeks to structure executive compensation programs so that they are focused on enhancing overall financial performance.

In setting the CEO’s compensation, the Compensation Committee meets with the CEO to discuss her performance and compensation package. Decisions regarding her package are based upon the Compensation Committee’s independent deliberations and input from the Compensation Committee’s compensation consultant, if one is engaged for that purpose. In setting compensation for other named executive officers, the Compensation Committee considers the CEO’s recommendations, as well as any requested input and data from the CFO, Human Resources Department and outside consultants and advisors. The Compensation Committee occasionally requests one or more members of senior management to be present at Compensation Committee meetings where executive compensation and corporate or individual performance are discussed and evaluated. Only Compensation Committee members are allowed to vote on decisions regarding executive compensation, and such decisions occur only during its executive sessions without executive officers present.

In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise each executive’s total compensation package. The Compensation Committee also examines all incentive compensation plans at least annually to ensure that such plans do not encourage employees to take unnecessary or excessive risks that threaten the Corporation’s value. All incentive plans contain “claw-back” provisions that require, in the event the Corporation is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirement under applicable securities laws or applicable accounting principles, each participant who received an award to return it to the extent the accounting restatement shows that a smaller award should have been paid. Further, all incentive plans contain ethics provisions that require a participant to repay an award in the event that the Corporation determines that the award was paid in a plan year in which the participant willfully engaged in any activity that was or is injurious to the Corporation and its affiliates. In general, the Board and/or its Compensation Committee may terminate, suspend or amend an incentive plan at any time.

Role of Compensation Consultants

The Compensation Committee has the authority and resources necessary to engage independent consultants to aid and provide direction with respect to executive compensation and benefits. In 2019, the Compensation Committee engaged McLagan, which is part of the Rewards Solutions practice at Aon plc, as its independent compensation consultant to provide advice and facilitate the Committee’s deliberations with respect to executive compensation to be paid in and after 2020.

McLagan reported directly and exclusively to the Compensation Committee and did not provide any other services to us, management or our affiliates. McLagan did not make compensation-related decisions for the Compensation Committee, as the Compensation Committee always retains the authority to make all final compensation-related decisions. During 2020, and after taking into consideration the factors listed in Rule 5605(d)(3)(D) of the Nasdaq Rules, the Compensation Committee concluded that neither it nor the Corporation has any conflicts of interest with McLagan and that McLagan is independent from management.

Compensation Process and Plans

Annually, the Board approves the Corporation’s financial budget. The budget supports the multi-year financial objectives of the Corporation and establishes annual financial goals and targets to support achievement of these long-term financial objectives. The specific performance targets for the incentive-based plans are derived from both the annual budget and multi-year financial projections. As part of its annual review of executive compensation, the Compensation Committee reviews base salaries and makes adjustments based upon annual performance appraisals for the preceding year, the experience and qualifications of the executive officer, the scope of responsibilities of the position and the executive’s performance relative to established goals and objectives. During 2020, the Compensation Committee determined that an adjustment was necessary to the base salary of the Chief Operating Officer to better align his salary with the peer group, to recognize the scope of responsibilities underlying his position and his growth since assuming the position. They further determined that no merit salary adjustments would be made to base salaries for other named executive officers due to the introduction of the performance based Short Term and Long Term Incentive Plans in 2020.

A critical element of the compensation philosophy is a review of the Corporation’s performance and compensation levels and mix relative to a peer group of publicly traded commercial banks. Each year, the Committee reviews this peer group and makes adjustments as necessary. Peer group data is supplemented with national compensation survey data. The comparator bank peer group for 2020 consisted of 19 banks as listed below.

Summit Financial Group Inc.	Evans Bancorp Inc.
Orrstown Financial Services	Franklin Financial Services
ACNB Corp.	National Bankshares Inc.
MVB Financial Corp	AmeriServ Financial Inc.
Codorus Valley Bancorp Inc.	Salisbury Bancorp Inc.
C&F Financial Corp.	Riverview Financial Corp.
Chemung Financial Corp.	Old Point Financial Corp.
Citizens Financial Services	Fidelity D & D Bancorp Inc.
Penns Woods Bancorp Inc.	Union Bankshares Inc.
Citizens & Northern Corp.

The peer group was recommended by McLagan and consisted of banks traded on The New York Stock Exchange or The Nasdaq Stock Market that met the following parameters as of September 30, 2019:

•	Post-acquisition assets between $700M and $2.3B

•	Located in the mid-Atlantic or Northeast regions

•	Non-Interest Income greater than 15% of total revenue

•	Headquarters location with population below the top 20 metropolitan statistical areas

Exceptions to the criteria above were made for Summit Financial Group, Orrstown Financial Services and Citizens Financial Services due to geographic and/or business model relevance. There were no changes to the peer group in 2020.

Based on the 2019 McLagan analysis, feedback from shareholders and the judgment of the Compensation Committee, the Compensation Committee determined to adopt new programs and policies for 2020. These programs were designed to enhance the at-risk nature of pay, increase alignment between corporate performance and executive rewards as well as between executive interests and shareholder interests, to be consistent with typical market practice and in the best interests of the Corporation. The key changes to executive compensation that was provided through these new programs are summarized below.

The Compensation Committee retains discretion to increase or decrease all incentive awards based upon the superior performance, shortfalls in performance, subjective factors or extraordinary non-recurring results. For 2020, no adjustments were made to plan goals or results.

Compensation of Named Executive Officers in 2020

All of the Corporation’s executive officers are also executive officers of the Bank. Both the Corporation and the Bank maintain various compensation plans and arrangements for their respective executive officers, but, where appropriate, most of these plans and arrangements are structured to apply to executive officers of the consolidated group.

The following table sets forth, for each of the last two calendar years (which were also the Corporation’s last two fiscal years), the total compensation awarded to, earned by, or paid to (i) each person who served as the Corporation’s principal executive officer at any time during 2020, (ii) the Corporation’s two most highly compensated executive officers other than the principal executive officer who were serving as such as of December 31, 2020 and whose total compensation (excluding above-market and preferential earnings on nonqualified deferred compensation) exceeded $100,000 during 2020, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing item (ii) had they been serving as executive officers of the Corporation as of December 31, 2020 (all such persons are referred to as the “named executive officers”). For this purpose, the term “executive officer” includes any executive officers of the Bank who performs a policy making function for the Corporation. The Corporation has determined that the named executive officers for purposes of this Proxy Statement include Ms. Rodeheaver, and Messrs. Fisher and Rush. In calendar years 2020 and 2019, executive compensation included annual base salary, restricted stock units (“RSUs”) awarded pursuant to a Long-Term Incentive Plan (the “LTIP”), cash compensation paid under a Short-Term Incentive Plan (the “STIP”), and income related to certain employee benefit plans, and the table that follows reflects compensation paid by both the Corporation and the Bank.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(2)	Nonequity incentive plan ($)(3)	All other compensation ($)(4)	Total ($)
Carissa L. Rodeheaver, Chairman, President & CEO	2020	394,654	-	97,514	35,519	11,276	538,963
	2019	388,907	-	-	-	11,077	399,984
Robert L. Fisher, II, Senior Vice President, Chief Revenue Officer	2020	272,850	-	67,418	33,327	10,507	384,102
	2019	268,876	-	-	-	10,453	279,329
Jason B. Rush, Senior Vice President, Chief Operating Officer	2020	222,000	-	51,028	28,080	8,771	309,879
	2019	203,138	-	-	-	8,113	211,251

Notes:

(1)	Ms. Rodeheaver also serves as a director of the Corporation and of the Bank but does not receive any separate compensation for such service.

(2)	Amounts reported are the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. Awards consist of restricted stock units, a portion of which vests ratably over three years and a portion of which vests based on the achievement of certain performance criteria. The performance-based awards assume the probable outcome of performance conditions for the targeted potential value of the award. Ms. Rodeheaver’s amounts are: $38,316 for the 2019 LTIP and $39,465 and $19,733 for the 2020 LTIP performance-based awards and the time-vested awards, respectively. Mr. Fisher’s amounts are: $26,490 for the 2019 LTIP and $27,285 and $13,643 for the 2020 LTIP performance-based awards and the time-vested awards, respectively. Mr. Rush’s amounts are: $19,828 for the 2019 LTIP and $20,800 and $10,400 for the 2020 LTIP performance-based awards and the time-vested awards, respectively.

(3)	Amounts reported are the total of cash awards earned for the 2020 plan year under the 2020 STIP.

(4)	Amounts include premiums related to bank-owned life insurance policies (see “Split Dollar Life Insurance Arrangements” below), group term life insurance and long term disability insurance available to all employees and matching contributions under the 401(k) Profit Sharing Plan. The aggregate dollar value of premiums related to the bank-owned life insurance policies, the group life insurance program and long-term disability insurance was as follows: Ms. Rodeheaver, $1,251 for 2020; Mr. Fisher, $830 for 2020; and Mr. Rush, $996 for 2020. Matching contributions made by the Corporation for the named executive officers under the 401(k) Profit Sharing Plan were as follows: Ms. Rodeheaver, $9,975 for 2020; Mr. Fisher, $9,677 for 2020; and Mr. Rush, $7,775 for 2020.

Short-Term Incentive Plan

In 2020, the Compensation Committee adopted the STIP to provide executives with the opportunity to earn cash incentives based on the achievement of pre-defined performance metrics for each calendar year. Although similar plans are common practice within the banking industry, the Corporation has not had a formal cash incentive plan or made significant cash incentive awards since before the 2008 financial crisis.

The STIP consists of four performance categories, each with defined threshold, target and maximum performance and payout levels. Performance and payouts under each performance category are calculated separately, and failure to meet an acceptable performance threshold for a given category will result in no incentive payout for that category. Similarly, payouts for performance above the defined maximum level for a given category are capped, which the Compensation Committee believes limits the incentive to take unnecessary risks to receive ever-increasing incentive awards. In addition, 80% of the overall award potential is contingent on corporate performance, with the remaining 20% contingent on quantitative individual performance objectives.

For 2020, the Compensation Committee approved four goals to reward performance with the primary objectives of driving revenue, lowering costs and maintaining high asset quality. Multiple metrics were utilized to discourage excessive risk-taking by participants consistent with overall compensation philosophy. In addition to the four fundamental measures of corporate performance, the STIP also includes a minimum performance hurdle that must be attained before any awards under the plan are paid. The Corporation had to achieve a minimum of 50% of targeted net income in 2020 in order for any payout to occur in the plan, regardless of performance in any goal category. The use of this performance hurdle aligns with bank regulatory best practices intended to protect the safety and soundness of the Bank, rather than representing higher performance aspirations as with the four plan goals in the table below.

Target performance levels were set based on the annual budget which supports the Corporation’s long-term objective of achieving high performance as compared to peers. Threshold performance is the minimum level of acceptable performance as defined by the Compensation Committee and maximum performance represented a level potentially achievable under ideal circumstances. Achievement of the threshold performance level would result in each executive participant earning a payout at 50% of his or her respective target award opportunity. Achievement of the target performance level would result in the executive participant earning the target award and achievement at or above the maximum performance level would result in the executive participant earning 150% of the target opportunity. Actual results for any goal that falls between performance levels would be interpolated to calculate a proportionate award.

The Compensation Committee reviewed the results of financial operations for the established goals as approved by the Audit Committee before exercising its authority to approve the cash incentive payments on March 4, 2021. The Compensation Committee recognized that 2020 was an unprecedented year, both negatively and positively impacted by the pandemic, the economic environment, and the Government stimulus plans. The Compensation Committee regularly reviewed the actual and projected performance of the Corporation relative to the established goals and ultimately determined that, in spite of the unique performance challenges of 2020, no adjustments would be made with respect to the goals as originally established. As part of its approval process, the Compensation Committee first determined that the net income performance hurdle was met, permitting the payment of awards as earned. They then reviewed the actual performance to each of the goals as shown in the chart below. To calculate the payment level, the weight for each goal was multiplied by the level of achievement for that goal. The total payout was calculated as the sum of all payment levels for each executive.

The 2020 net income performance hurdle for the STIP plan was achieved and the performance measures, respective weights and actual performance levels for 2020 were as follows:

Executive Officer	Corporate Goal	Weight	Threshold Performance Level	Target Performance Level	Maximum Performance Level	Actual 2020 Performance
	ROA	40%	0.93%	1.01%	1.10%	0.86%
	Delinquency	20%	0.53%	0.45%	0.38%	0.34%
	Efficiency Ratio	20%	68.80%	67.00%	64.90%	64.31%
	Individual Goal	20%
Carissa L. Rodeheaver	Net Income (millions)		$13.90	$15.10	$16.50	$13.84
R.L. Fisher	Operating leverage		0.00%	2.90%	6.40%	5.90%
Jason Rush	Non int expense/Avg Assets		3.02%	3.00%	2.95%	2.73%

The target opportunity for each named executive for the STIP and the amounts paid to each executive for each corporate goal are shown in the table below and in the Summary Compensation Table contained in the section entitled “Compensation of Named Executive Officers in 2020”.

	Target		Calculated Payout					2020
Executive Officer	Opportunity (as % of base salary)	Target Opportunity	ROA Ratio	Delinquency Ratio	Efficiency Ratio	Individual	2020 STIP Paid	STIP as % of Target
Carissa L. Rodeheaver	15%	$59,198	$0	$17,759	$17,759	$0	$35,519	60%
RL Fisher	15%	$40,928	$0	$12,278	$12,278	$8,770	$33,327	81%
Jason Rush	15%	$31,200	$0	$9,360	$9,360	$9,360	$28,080	90%

Long-Term Incentive Plan

Also in 2020, the Compensation Committee adopted the LTIP , as a sub-plan of the First United Corporation 2018 Equity Compensation Plan, pursuant to which the Corporation will grant equity awards to reward executives for achieving long-term performance goals, to provide an opportunity for them to further align with the interests of shareholders through increased share ownership and for the retention of executive management. The two incentive plans are described below.

LTIP for 2019

The LTIP was initially conceived as an award in 2019 that would be contingent on performance over the three-year period from 2019–2021. However, due to the timing of engaging McLagan as the Compensation Committee’s independent compensation consultant, the work of designing and implementing the LTIP was not completed until early 2020.

In March 2020, the Compensation Committee granted awards of performance-vesting RSUs (“PRSUs”) to each executive having a value equal to 10% of the executive’s base salary on the date of grant. The PRSUs will vest in 2023, provided that (i) the named executive officer is employed on the vesting date and (ii) the Corporation has met a pre-defined annual earnings per share (“EPS”) goal for the year ending December 31, 2021. The Compensation Committee selected EPS as the performance metric because of its close correlation with shareholder value over a multi-year timeframe. EPS also aligns with the Corporation’s strategic objective of increasing profitability over time, and the Compensation Committee believes that the targeted level of EPS performance reflects the Corporation’s multi-year strategic plan and will ultimately drive meaningful shareholder value. Both the EPS goal and the potential vesting levels have defined threshold, target and maximum levels. Performance at threshold level will pay at 50% of the target award and performance at or above the maximum level will pay at 150% of the target award. No awards will vest if performance falls below the threshold performance level, and performance above the maximum level will not result in ever-increasing awards. Under the First United Corporation 2018 Equity Compensation Plan, the number of shares constituting the restricted stock award is determined by dividing the percentage of salary by the mean between the high and low sales price of a share of Common Stock on the trading day immediately preceding the grant date. The actual number of shares was rounded down to the nearest whole share.

		2019 Long Term Incentive Plan Target Award
		(as a % of base salary as of December 31, 2018)
Executive Officer	Title	PRSU % of Base Salary	2019 PRSU Grants
Carissa L. Rodeheaver	President & Chief Executive Officer	10.0%	3,056
R.L. Fisher	SVP - Chief Revenue Officer	10.0%	2,113
Jason Rush	SVP - Chief Operations Officer	10.0%	1,581

EPS Component	Below Threshold	Threshold	Target	Maximum
Percent of grant awarded at Vest Date	0%	50%	100%	150%

LTIP for 2020

Also in March 2020, the Compensation Committee granted awards of time-vesting RSUs and PRSUs to each executive having a combined value equal to 15% of the executive’s base salary on the date of grant. The award covered a performance period from January 1, 2020 to December 31, 2022. The RSUs represented one-third of the total grant and will vest ratably over a three-year period beginning March 26, 2020 and ending on March 26, 2023 provided that the executive is still employed on each vesting date. RSUs were utilized as part of the LTIP to strengthen the alignment between named executive officers and shareholders, allow executives to increase their share ownership over time, provide a retention incentive for named executive officers to remain with the Corporation and align with typical banking industry practice.

PRSUs granted in 2020 under the LTIP represented two-thirds of the total grant. Vesting will be contingent on the Corporation achieving pre-defined goals with respect to EPS and tangible book value per share. If either of the threshold levels is met, then 50% of the performance award will vest. Each of the two goals will be measured over the three-year period from January 1, 2020 to December 31, 2022, and will include defined threshold, target and maximum performance and payout levels. Performance at threshold level will pay at 50% of the target award and performance at or above the maximum level will pay at 150% of the target award. No awards will vest for a given performance measure if the defined threshold performance level for that goal is not achieved. For both measures, actual performance will be interpolated to calculate the proportionate award. If the applicable performance metrics are achieved, awards will vest on the third anniversary of the grant date, provided the executive is still employed on the vesting date. Performance-vested awards will be utilized in order to motivate and reward named executive officers for long-term performance, align the interests of named executive officers and shareholders, allow for continued growth in executive share ownership provided performance conditions are achieved, and provide a retention incentive for named executive officers to remain with the Corporation throughout the three-year vesting period.

		2020 Long Term Incentive Plan Target Award
		(as a % of base salary as of December 31, 2019)
Executive Officer	Title	RSU % of Base Salary	2020 RSU Grants	PRSU % of Base Salary	2020 PRSU Grants	Target as % of Base Salary
Carissa L. Rodeheaver	President & Chief Executive Officer	5.0%	1,574	10.0%	3,148	15.0%
R.L. Fisher	SVP - Chief Revenue Officer	5.0%	1,088	10.0%	2,176	15.0%
Jason Rush	SVP - Chief Operations Officer	5.0%	829	10.0%	1,659	15.0%

EPS Component 50% of Payout	Below Threshold	Threshold	Target	Maximum
Percent of grant awarded at Vest Date	0%	50%	100%	150%
Tangible Book Value Component 50% of Payout	Below Threshold	Threshold	Target	Maximum
Percent of grant awarded at Vest Date	0%	50%	100%	150%

Under the First United Corporation 2018 Equity Compensation Plan, the number of shares constituting the restricted stock award is determined by dividing the percentage of salary by the mean between the high and low sales price of a share of Common Stock on the trading day immediately preceding the grant date. The actual number of shares was rounded down to the nearest whole share.

Stock Ownership Guidelines

In conjunction with the adoption of the 2020 LTIP, the Compensation Committee adopted stock ownership guidelines and share retention requirements for the executive officers and directors. The purpose of the ownership guidelines is to encourage the executive officers and directors to increase or maintain their holdings of the Common Stock, further aligning their interests with the interests of shareholders.

With respect to executive officers, the ownership guidelines will be expressed as a multiple of each executive’s base salary. The CEO will be expected to hold shares equal in value to three times her base salary, while our other named executive officers will be expected to hold shares equal in value to one times their base salary. With respect to directors other than the CEO, each director will be expected to hold shares worth at least $100,000 in value. In addition, each executive will be expected to hold 75% and each director will be expected to hold 100% of all net shares granted to him or her by the Corporation until he or she has achieved ownership equal to the ownership guideline.

Outstanding Equity Awards at Fiscal Year End

The following table shows information regarding all unvested equity awards held by the named executive officers at December 31, 2020. These awards are subject to forfeiture until vested, and the ultimate value of the performance-based awards is unknown.

	Stock Awards
Executive Officer	Grant Date		Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested($)(2)		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested($)
Carissa Rodeheaver	3/26/2020	(3)	3,056	47,368	(3)	3,056	47,368
	3/26/2020	(4)	3,148	48,794	(4)	3,148	48,794
	3/26/2020	(5)	1,574	24,397		1,574	24,397
R.L. Fisher	3/26/2020	(3)	2,113	32,752	(3)	2,113	32,752
	3/26/2020	(4)	2,176	33,728	(4)	2,176	33,728
	3/26/2020	(5)	1,088	16,864		1,088	16,864
Jason Rush	3/26/2020	(3)	1,581	24,506	(3)	1,581	24,506
	3/26/2020	(4)	1,659	25,715	(4)	1,659	25,715
	3/26/2020	(5)	829	12,849		829	12,849

Notes:

(1)	Awards made under the LTIP
(2)	Aggregate market values are based upon the closing price of $15.50 per share of Corporation common stock at December 31 2020.
(3)	These shares are subject to vesting based upon the achievement of performance metrics. The amounts shown assume the target level of performance is achieved. The award will be determined as of December 31, 2021 based on the 2019-2021 performance period.
(4)	These shares are subject to vesting based upon the achievement of performance metrics. The amounts shown assume the target level of performance is achieved. The award will be determined as of December 31, 2022 based on the 2020-2022 performance period.
(5)	The shares vest ratably over a three-year period, beginning on March 26, 2021.

Employment Arrangements

All of the named executive officers are employed on an at-will basis and are not parties to any written employment agreement with the Corporation or the Bank.

In addition to base salaries paid in 2020, the named executive officers’ employment arrangements make them eligible to receive benefits under and/or participate in the 401(k) Profit Sharing Plan, the Pension Plan, the Split Dollar Life Insurance arrangements, the Deferred Compensation Plan, and, except for Mr. Fisher, the Defined Benefit Supplemental Executive Retirement Plan, described below. Mr. Fisher participates in the Defined Contribution Agreement, described below. The material terms of these plans and arrangements and the compensation and benefits available thereunder are discussed below. In addition, all executive officers are entitled to employee benefits that the Corporation makes available to all eligible employees generally, including health, dental and vision insurance, long-term disability insurance, and group term life insurance. Ms. Rodeheaver and Mr. Fisher are also provided with the use of employer-owned automobiles.

In 2020, the Corporation and certain executive officers, including each of the named executive officers, entered into Amended and Restated Agreements (each, a “Severance Agreement”) under the First United Corporation Change in Control Severance Plan (the “Severance Plan”) that provide for cash payments and employee benefits continuation to the executive officers if they experience an involuntary separation from service in connection with a change in control of the Corporation.

401(k) Profit Sharing Plan

In furtherance of the Corporation’s belief that every employee should have the ability to accrue retirement benefits, the Corporation adopted the 401(k) Profit Sharing Plan, which is available to all employees, including executive officers. Employees are automatically entered in the plan on the first of the month following completion of 30 days of service to the Corporation and its subsidiaries. Employees have the opportunity to opt out of participation or change their deferral amounts under the plan at any time. In addition to contributions by participants, the plan contemplates employer matching and the potential of discretionary contributions to the accounts of participants. The Corporation believes that matching contributions encourage employees to participate and thereby plan for their post-retirement financial future. Beginning with the 2008 plan year, the Corporation enhanced the match formula to 100% on the first 1% of salary reduction and 50% on the next 5% of salary reduction. This match is accrued for all Participants, including executive officers, immediately upon entering the plan on the first day of the month following the completion of 30 days of employment. Additionally, the Corporation accrued a non-elective employer contribution during 2020 for all employees (other than employees who participate in the Defined Benefit SERP or the Defined Contribution Agreement Plans and those employees meeting the age plus service requirement in the Pension Plan), equal to 4% of each employee’s salary for those hired after January, 2010 and 4.5% of each employee’s salary for those hired before January 1, 2010, which will be paid into the plan in the first quarter of 2021 but which were reported as accrued for the 2020 year in the Summary Compensation Table above.

Pension Plan

Prior to 2010, all employees were eligible to participate in the Pension Plan, which is a qualified defined benefit plan, upon completion of one year of service and the attainment of the age of 21. Each of our named executive officers is a participant in the Pension Plan. Retirement benefits are determined using an actuarial formula that takes into account years of service and average compensation. Normal retirement age for the defined benefit pension plan is 65 years of age with the availability of early retirement at age 55. Pension benefits are fully vested after five years of service. A year of service is defined as working at least 1,000 hours in a plan year. Effective April 30, 2010, the plan was amended, resulting in a “soft freeze”, the effect of which prohibits new entrants into the plan and ceases crediting of additional years of service after that date. Effective January 1, 2013, the plan was amended to unfreeze the plan for those employees for whom the sum of (i) their ages, at their closest birthday, plus (ii) years of service for vesting purposes equal 80 or greater. The “soft freeze” continues to apply to all other plan participants.

Defined Benefit Supplemental Executive Retirement Plan

The Bank adopted the First United Bank & Trust Defined Benefit Supplemental Executive Retirement Plan (the “Defined Benefit SERP”) so that executives could reach a targeted retirement income. The Defined Benefit SERP is available only to a select group of management or highly compensated employees, including Ms. Rodeheaver and Mr. Rush. Mr. Fisher does not participate in the Defined Benefit SERP. The Defined Benefit SERP was created to overcome qualified plan regulatory limits or the “reverse discrimination” imposed on highly compensated executives due to IRS contribution and compensation limits. In connection with the adoption of the Severance Plan, the Compensation Committee decided to credit participants with 24 years of service, regardless of actual years of service, to minimize certain income taxes that could be imposed under Section 280G of the Internal Revenue Code upon a separation from service. In the event a participant voluntarily terminates employment without good reason, his or her credited years of service will revert to actual years of service as of the date of termination. Future participants in the plan, if any, will be credited with actual years of service.

The Defined Benefit SERP benefit is equal to 2.5% of the executive’s Final Pay (defined below) for each year of service through age 60 (up to a maximum of 24 years) plus 1% of Final Pay for each year of service after age 60 (up to a maximum of 5 years), for a total benefit equal to 65% of Final Pay. The Compensation Committee chose this plan design to provide competitive retirement benefits and to encourage service. The Defined Benefit SERP was designed primarily to supplement benefits payable under the Pension Plan and, as such, it would be appropriate to measure Defined Benefit SERP benefits using an actuarial formula (i.e., years of service and final pay) similar to that used under the Pension Plan. Accordingly, the Defined Benefit SERP benefits are offset by any accrued benefits payable under the Pension Plan and 50% of the social security benefits received by the participant. For purposes of the Defined Benefit SERP, “Final Pay” means an amount equal to the participant’s annual base salary rate in effect immediately prior to his or her Separation from Service. A “Separation from Service” is defined as any termination of employment for any reason that satisfies the separation from service rules of Section 409A of the Code.

The normal retirement Defined Benefit SERP benefit is paid following Normal Retirement, which is defined as a Separation from Service (as defined in the Defined Benefit SERP) after attaining age 60 and providing at least 10 years of service. Each participant is entitled to elect, upon initial participation, whether to receive the benefit in a single lump sum or in the form of a single life annuity, a level payment single life annuity, a level payment single life annuity with 120 months of guaranteed payments, a 50% joint and survivor level payment annuity, a 75% joint and survivor level payment annuity, or a 100% joint and survivor level payment annuity. Annuity payments will be made on a monthly basis and are subject to actuarial adjustments. Payments under a life annuity will be determined based on the expected remaining number of years of life for the annuitant and actuarial tables as of the time the annuity begins. Payments under any form of annuity other than a single life annuity will be determined using the same actuarial equivalent assumptions used for the Pension Plan. If a participant fails to make an election, he or she will receive the benefit as a level payment single life annuity.

A participant vests in his or her accrued normal retirement Defined Benefit SERP benefit upon 10 years of service, upon Normal Retirement, upon a Separation from Service due to Disability (as defined in the Defined Benefit SERP), and upon the participant’s death. Upon a Separation from Service following a Change in Control (as defined in the Defined Benefit SERP) and a subsequent Triggering Event (as defined in the Defined Benefit SERP), a participant will vest in the greater of (i) 60% of Final Pay or (ii) his or her accrued normal retirement Defined Benefit SERP benefit through the date of the Separation from Service.

Generally, the distribution of a participant’s Defined Benefit SERP benefit will begin following the participant’s Normal Retirement. If the participant suffers a Separation from Service due to death or following a Disability, then the participant or his or her designated beneficiaries will receive a lump sum payment equal to the actuarial equivalent of his or her accrued Defined Benefit SERP benefit. If the participant suffers a Separation from Service other than due to Cause (as defined in the Defined Benefit SERP) after 10 years of service but prior to Normal Retirement, then he or she will receive the normal retirement Defined Benefit SERP benefit that has accrued through the date of the Separation from Service at age 60, in the form elected. If the participant suffers a Separation from Service following a Change in Control and subsequent Triggering Event, then the distribution of his or her normal retirement Defined Benefit SERP benefit that has accrued through the date of the Separation from Service will begin, in the form elected, once the participant reaches age 60. If the participant dies following the commencement of distributions but prior to the complete distribution of his or her vested and accrued Defined Benefit SERP benefit, then distributions will be paid to his or her beneficiaries only if he or she chose a joint and survivor annuity form of distribution or a 10-year guaranteed payment lifetime annuity (and then only until the guaranteed payments have been made).

A participant will lose all Defined Benefit SERP benefits if he or she is terminated for Cause. In addition, each participant has agreed that the receipt of any Defined Benefit SERP benefits is conditioned upon his or her (i) refraining from competing with the Corporation and its subsidiaries in their market areas for a period of three years following his or her Separation from Service, (ii) refraining from disclosing the Corporation’s confidential information following a Separation from Service, and (iii) remaining available to provide up to six hours of consultative services per month for twelve months after his or her Separation from Service. Items (i) and (iii) do not apply, however, if the Separation from Service results from a Change in Control and subsequent Triggering Event. If a participant breaches any of these conditions, then he or she is obligated to return all Defined Benefit SERP benefits paid to date plus interest on such benefits at the rate of 10% per year.

The amounts that could be paid to Ms. Rodeheaver and Mr. Rush under the Defined Benefit SERP upon a separation from service is shown below in the table contained in the section entitled “Benefits Upon a Separation from Service.”

Split Dollar Life Insurance Arrangements

The Bank purchased policies of bank owned life insurance (“BOLI”) in the aggregate amounts of $18 million in 2001, $2.3 million in 2004, $2.8 million in 2006, $10 million in 2009 and $5.5 million in 2015 to help offset the costs of providing benefits under all benefit plans and arrangements. The Bank is the sole owner of these BOLI policies, has all rights with respect to the cash surrender values of these BOLI policies, and is the sole death beneficiary under these BOLI policies.

Because the Compensation Committee believes that it is important to reward officers for their loyalty and service, the Corporation has agreed, pursuant to Endorsement Split Dollar Agreements, to assign a portion of the cash benefits payable under these BOLI policies to the executive officers’ named beneficiaries in the event they die while employed. Participation under the Split-Dollar Life Insurance arrangements can be terminated for any reason, at any time, by either the Bank or the covered officer. The Bank terminates each covered officer’s participation when his or her employment is terminated. The current death benefits payable to the beneficiaries of the named executive officers under these arrangements are shown below in the table contained in the section entitled “Benefits Upon a Separation from Service.”

Deferred Compensation Plan and Defined Contribution Agreement

The Corporation’s directors and those executives selected by the Compensation Committee are permitted to participate in the Deferred Compensation Plan. Each of the named executive officers is entitled to participate in the Deferred Compensation Plan. The Deferred Compensation Plan permits directors and executives to elect, each year, to defer receipt of up to 100% of their directors’ fees, salaries and bonuses, as applicable, to be earned in the following year. The deferred amounts are credited to an account maintained on behalf of the participant (a “Deferral Account”) and are deemed to be invested in certain investment options established from time to time by the Investment Committee of the Bank’s Trust Department. Additionally, the Corporation may make discretionary contributions for the benefit of a participant to an Employer Contribution Credit Account (the “Employer Account”), which will be deemed to be invested in the same manner as funds credited to the Deferral Account. Each Deferral Account and Employer Account is credited with the gain or loss generated on the investments in which the funds in those accounts are deemed to be invested, less any applicable expenses and taxes.

A participant is always 100% vested in his or her Deferral Account. The Corporation is permitted to set a vesting date or event for the Employer Account, and such date may be based on the performance by the participant of a specified number of completed years of service with the Corporation, may be based on the participant’s performance of specified service goals with respect to the Corporation, may be limited to only certain termination of employment events (e.g., involuntary termination, those following a change of control, etc.), or may be based on any other standard, at the Corporation’s sole and absolute discretion. Notwithstanding the foregoing, a participant will become 100% vested in his or her Employer Account if he or she terminates employment (or, in the case of a participant who is a non-employee director, terminates membership on the Board) because of death or Total and Permanent Disability (as defined in the Deferred Compensation Plan). Each participant will also become 100% vested in his or her Employer Account in the event of a Change in Control (as defined in the Plan).

Generally, a participant is entitled to choose, pursuant to an election form, the date on which his or her account balances are to be distributed, subject to any restrictions imposed by the Corporation and the trustee under the Deferred Compensation Plan in their sole and absolute discretion and applicable law. If a participant fails to select a distribution date, then distributions will begin on or about the date of the participant’s termination of employment or director status with the Corporation. The participant may choose whether his or her account balances are to be distributed in one lump sum or in equal annual installments selected by the participant between 2 and 10 installments. If a participant fails to elect a payment date or the method of payment, then the account balances will be distributed in one lump sum following termination of employment. If distributions are made in installments, then the undistributed balance will continue to be deemed invested in the chosen investment options, and the accounts will be credited or debited accordingly, until all amounts are distributed.

If a participant dies or experiences a Total and Permanent Disability before terminating his or her employment or director status with the Corporation and before the commencement of payments, then the entire balance of the participant’s accounts will be paid to the participant or to his or her named beneficiaries, as applicable, as soon as practicable following death or Total and Permanent Disability. If a participant dies after the commencement of payments but before he or she has received all payments to which he or she is entitled, then the remaining payments will be paid to his or her designated beneficiaries in the manner in which such benefits were payable to the participant. Upon a Change in Control, the entire balance of a participant’s accounts will be paid in a single lump sum payment.

The Deferred Compensation Plan provides for limited distributions in the event of certain financial hardships.

On January 9, 2015, the Corporation entered into a participation agreement under the Deferred Compensation Plan, styled as the First United Corporation Defined Contribution Agreement (the “Defined Contribution Agreement”), with Mr. Fisher pursuant to which the Corporation agreed, for each Plan Year (as defined in the Deferred Compensation Plan) in which it determines that it has been Profitable (as defined in the Defined Contribution Agreement), to make a discretionary contribution to the Employer Account of Mr. Fisher in an amount equal to 15% of his base salary for such Plan Year, with the first Plan Year being the year ending December 31, 2015. Mr. Fisher received Employer Contribution Credits of $40,928 for the 2020 Plan Year and $40,331 for the 2019 Plan Year. The Defined Contribution Agreement provides that Mr. Fisher will become 100% vested in the amount maintained in his Employer Account upon the earliest to occur of the following events: (i) his Normal Retirement (as defined in the Defined Contribution Agreement); (ii) his Separation from Service (as defined in the Defined Contribution Agreement) following a Change of Control (as defined in the Deferred Compensation Plan) and subsequent Triggering Event (as defined in the Defined Contribution Agreement); (iii) his Separation from Service due to a Disability (as defined in the Defined Contribution Agreement); (iv) with respect to a particular award of Employer Contribution Credits, his completion of two consecutive Years of Service (as defined in the Defined Contribution Agreement) immediately following the Plan Year for which such award was made; or (v) his death. Notwithstanding the foregoing, however, Mr. Fisher will lose his entitlement to the amount credited to his Employer Account if he is terminated for Cause (as defined in the Defined Contribution Agreement). In addition, the Defined Contribution Agreement conditions his entitlement to the amounts credited to his Employer Account on his (a) refraining from engaging in Competitive Employment (as defined in the Defined Contribution Agreement) for three years following his Separation from Service, (b) refraining from injurious disclosure of confidential information concerning the Corporation, and (c) remaining available, at the Corporation’s reasonable request, to provide at least six hours of transition services per month for 12 months following his Separation from Service (except in the case of death or Disability), except that only item (b) will apply in the event of a Separation from Service following a Change of Control and subsequent Triggering Event. In the event that Mr. Fisher violates any of those conditions, then he will forfeit all then-unpaid amounts in his Employer Account and be obligated to reimburse the Corporation for all amounts theretofore paid to him, plus interest thereon at the rate of 10% per year.

Benefits upon a Separation from Service

As noted above, the Corporation has entered into Severance Agreements under the Severance Plan with Ms. Rodeheaver and Messrs. Fisher and Rush; however, the Corporation has not made any payments under the Severance Agreements to date.

The Corporation’s obligations under the Severance Agreements would be triggered if the participating executive officer’s employment were to be terminated by the Corporation without Cause (as defined in the Severance Agreement) or by the executive for Good Reason (as defined in the Severance Agreement) during the period commencing on the date that is 90 days before a Change in Control (as defined in the Severance Plan) and ending on the first anniversary of a Change in Control (the “Protection Period”). In such case, Ms. Rodeheaver would be entitled to receive a lump sum cash payment equal to 2.99 times her Final Pay and each of Mr. Fisher and Mr. Rush would be entitled to receive a lump sum cash payment equal to 2.0 times his Final Pay (as defined in the Severance Agreement), the immediate vesting of all equity-based compensation awards that have been granted to the executive, and a monthly cash payment for 24 months following the date of termination equal to the amount that the Corporation would have paid to cover the executive under the Corporation’s medical and dental plan(s) had the executive remained an active employee of the Corporation during such period, after giving effect to any amounts that the executive would have paid for such coverages had he or she remained an active employee during such period (employed monthly premium for a similar policy), and outplacement services for up to 12 months.

Each of the Severance Agreements provides that the amount of all severance benefits described above, plus the amount of all benefits under any other plan or arrangement, the payment of which is deemed to be contingent upon a change in the ownership or effective control of the Corporation (as determined under Section 280G of the Code), may not exceed 2.99 times the participant’s “annualized includable compensation for the base period” (i.e., the average annual compensation that was includable in his or her gross income for the last five taxable years ending before the date on which the Change in Control occurs).

Each Severance Agreement has a one-year term, which automatically renews for additional one-year terms unless the Corporation provides the participant with six months’ prior notice of its intention not to renew the Severance Agreement, except that the Severance Agreement will automatically terminate at the expiration of the Protection Period.

The table that follows shows the estimated present value of benefits that could have been paid to the named executive officers as of December 31, 2020 under the Severance Plan, the SERP and the Split Dollar Life Insurance Arrangements upon an applicable separation from service and/or a change in control event. As discussed above, subject to certain conditions, participants in the SERP are entitled to receive their vested benefits (offset by Pension Plan benefits, 50% of social security benefits and, in the case of death, benefits paid under the Split Dollar Life Insurance arrangements described above) if they suffer a separation from service other than for cause. No SERP benefits are payable if a participant’s separation from service was for cause. Except in the cases of a separation from service due to death or disability, the payment of SERP benefits does not commence until the later of normal retirement or attainment of age 60 for the SERP.

Potential Payments Upon Termination or Change in Control

	Ms. Rodeheaver	Mr. Fisher	Mr. Rush
Death(1):
Severance Plan – Cash Benefit	$-	$-	$-
Severance Plan – Benefit Continuation(2)	-	-	-
Estimated SERP Benefit(3)	1,959,032	-	501,155
Deferred Compensation Plan or Contribution Agreement(4)	-	150,802	-
Equity awards(5)	112,437	77,733	58,793
Estimated Split-Dollar Benefit	25,000	25,000	25,000
Total	$2,096,469	$253,535	$584,948
Change in Control, Disability, Involuntary Termination other than for Cause, or Voluntary Termination for Good Reason(1):
Severance Plan – Cash Benefit	$1,180,015	$545,700	$444,000
Severance Plan – Benefit Continuation(2)	33,515	33,515	2,633
Estimated SERP Benefit(3)	1,984,032	-	526,155
Deferred Compensation Plan or Contribution Agreement(4)	-	150,802	-
Equity awards(6)	112,437	77,733	58,793
Estimated Split-Dollar Benefit	-	-	-
Total	$3,309,999	$807,750	$1,031,581
Voluntary Termination Without Good Reason(1):
Severance Plan – Cash Benefit	$-	$-	$-
Severance Plan – Benefit Continuation(2)	-	-	-
Estimated SERP Benefit(3)	1,984,032	-	526,155
Deferred Compensation Plan or Contribution Agreement(4)	-	150,802	-
Equity awards	-	-	-
Estimated Split-Dollar Benefit	-	-	-
Total	$1,984,032	$150,802	$526,155

Notes:

(1)	The termination events in this column are summarized. Please see the full descriptions of each plan above to determine the eligible triggering events for the payments under each applicable plan.
(2)	Amounts reflect the value of two years’ continued coverage under the Corporation’s benefit plans. Such amounts are calculated at current rates and current cost sharing formulas, as future costs are unknown.
(3)	The Defined Benefit SERP benefit payable to any named executive officer who terminates his or her employment without good reason is based on actual years of service rather than 24 years of credited service. Both Ms. Rodeheaver and Mr. Rush have over 24 actual years of service. Mr. Fisher does not participate in the Defined Benefit SERP Plan.
(4)	The amount reported for Mr. Fisher is the portion of the Employer Contribution Credits that have accrued under the Defined Contribution Agreement and become vested as of December 31, 2020.
(5)	Amounts represent the value of unvested restricted stock units that will vest upon termination according to the terms of each award agreement. Awards that vest upon achievement of performance criteria will partially vest based on the number of days elapsed in the performance period at the time of death or disability. The amounts shown are calculated based on the closing price of Corporation common stock of $15.50 on December 31, 2020.
(6)	Amounts represent the value of unvested restricted stock units that will vest upon termination according to the terms of each award agreement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the last two fiscal years, the Bank has had banking transactions in the ordinary course of its business with certain directors and officers of the Corporation and with their affiliates. These transactions were on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with person who are not related to the Bank.

In addition to the foregoing, MP&B provides various printing services (marketing materials, account statements, and other routine items), document storage and warehouse services, and related services to the Corporation. Total fees paid by the Corporation to this corporation in 2020 and 2019 were $194,784 and $186,334, respectively. The Corporation has again retained MP&B to provide these services in 2021, for which it expects to pay approximately $200,000. Management believes that all of the foregoing transactions with this corporation are or will be on terms that are substantially similar to those that would be available if a person unrelated to the Corporation were to provide these services.

During 2017, the Bank hired a general contractor for the completion of renovation projects in the Bank’s branch office locations. The general contractor is not affiliated with the Corporation, the Bank or any of their directors or executive officers. On its own initiative and without input from the Bank, the general contractor hired Rush Services as a subcontractor to provide electrical, HVAC and other services. Jason Rush, the Chief Operating Officer of the Corporation and the Bank, serves as the Secretary of, and is a 50% owner of, Rush Services. Total fees paid by the Bank directly to Rush Services in 2020 and 2019 were $36,889 and $51,879, respectively. Renovation projects for which the general contractor paid Rush Services were completed in 2019. The general contractor paid Rush Services $6,239, in 2019 for such services.

The Corporation and the Bank have adopted written policies and procedures to help ensure that the Corporation and the Bank comply with all legal requirements applicable to related party transactions. Among other policies and procedures, the Audit Committee of the Board must review and approve transactions with directors, executive officers and/or their respective related interests and submit such transactions to the full Board for approval. This review is intended to ensure compliance with Regulation O, which imposes requirements for extensions of credit to directors and executive officers, Sections 23A and 23B of the Federal Reserve Act, which governs transactions between the Bank and its affiliates, and Section 5-512 of the Financial Institutions Article of the Annotated Code of Maryland, which limits, and requires periodic review and approval of, extensions of credit to directors and executive officers.

DECLASSIFICATION OF THE BOARD OF DIRECTORS (Proposal 2)

On July 23, 2020, the Board unanimously adopted a resolution approving and declaring the advisability of amending the Charter to remove provisions that provide for a classified Board, subject to approval by the Corporation’s shareholders at the 2021 Annual Meeting. If this Proposal 2 is approved by the shareholders, then the Corporation will cause the amendment described in this Proposal and attached as Appendix B hereto to become effective by filing Articles of Amendment with the State Department of Assessments and Taxation of Maryland (“SDAT”). If this Proposal 2 is not approved by the shareholders, then the Board will remain classified and the directors will continue to serve three-year terms.

Summary of the Proposal

Article FIFTH of the Articles of Amendment and Restatement filed by the Corporation with SDAT on May 5, 1998, which forms a part of the Corporation’s Charter, currently requires that the Board be divided into three staggered classes, with the directors in each class serving three-year terms and only one class facing election each year. Thus, each year, shareholders elect only one class of directors, constituting approximately one-third of the entire Board.

If and when fully implemented, Board declassification would permit shareholders to vote annually for all directors. If this Proposal is adopted by shareholders and thereafter implemented, then declassification of the Board would be phased-in over a period of three years and three annual meetings of shareholders, beginning with the 2022 Annual Meeting of Shareholders and concluding at the 2024 Annual Meeting of Shareholders. Directors elected at or after the 2022 Annual Meeting of Shareholders would be elected to one-year terms expiring at the next annual meeting of shareholders following their election. However, any director elected or appointed to the Board before the 2022 Annual Meeting of Shareholders, including those elected at the 2021 Annual Meeting, would complete the remainder of his or her respective three-year term. Similarly, any director elected or appointed to fill a vacancy opened by the departure of a director serving a classified term would, if elected by shareholders at the next annual meeting following the new director’s original election or appointment, serve the remainder of such departed director’s term. Declassification of the Board would be complete as of the conclusion of the 2024 Annual Meeting of Shareholders, and, as of that year and going forward, all directors would serve one-year terms.

The text of the proposed amendment to the Charter contemplated by this Proposal is attached to this Proxy Statement as Appendix B. The text of Appendix B is incorporated into this discussion by reference. This description of the proposed amendment to the Charter is only a summary and is qualified in its entirety by reference to the actual, full text of the proposed amendment as set forth in Appendix B, which you are encouraged to read.

Rationale for the Proposal

The Board recognizes that many investors believe that the election of directors is the primary means for shareholders to influence corporate governance policies and to hold management and the Board accountable for implementing those policies. Similarly, many investors believe that a classified board structure may reduce directors’ accountability to shareholders because such a structure does not enable shareholders to express their approval or other views on each director’s performance on an annual basis. Upon thoughtful consideration and consistent with the feedback received from shareholders and market views on best-in-class governance practices, the Board determined that it is in the best interests of the Corporation and its shareholders to propose that the Board be declassified. The Board believes that declassification supports the Corporation’s commitment to strong corporate governance and shareholder democracy.       Because the outcome of the vote on this Proposal 2 will impact the terms of persons who are elected to the Board in the future, each of the Corporation’s directors and director nominees have an interest in the outcome of the vote. However, each such director and director nominee approved and declared advisable the amendment to the Charter described in this Proposal 2.

Vote Required

Approval of this Proposal 2 requires the affirmative vote of holders of at least two-thirds (66 2/3%) of the outstanding shares of the Common Stock entitled to vote on the Proposal (each share conferring one vote). Because the vote required to approve this Proposal is based on the total number of shares outstanding rather than the votes cast at the 2021 Annual Meeting, abstentions and broker non-votes (if any) will have the effect of a vote against the Proposal. Accordingly, it is very important that shareholders vote their shares on this Proposal.

Corresponding Amendments to the Bylaws

The Bylaws, likewise contemplate a classified Board consistent with the provisions of the Charter, and the Board has conditionally approved conforming amendments to the Bylaws. If this Proposal 2 is approved by shareholders, then these conforming amendments will become effective. Shareholder approval is not required for these conforming amendments to the Bylaws, and shareholders are not being asked to vote on those amendments.

The Board unanimously recommends that shareholders vote “FOR” the declassification of the Board as set forth in this Proposal 2.

NON-BINDING ADVISORY VOTE ON A MAJORITY VOTE STANDARD (Proposal 3)

Summary of the Proposal

The MGCL provides that certain actions of a Maryland corporation must, assuming that they have been declared advisable by the board of directors, be approved by the affirmative vote of shareholders holding at least two-thirds of all shares entitled to be cast on the matter (each, an “Extraordinary Action”). These Extraordinary Actions include certain mergers and consolidations, a share exchange, a sale of all or substantially all of the corporation’s assets, a conversion into another form of entity, certain charter amendments, the dissolution of the corporation, and the reinstatement of the corporation’s charter following its forfeiture. The MGCL provides further, however, that a Maryland corporation’s charter may provide for the approval of Extraordinary Actions by a lesser percentage, but not less than a majority of all the votes entitled to be cast on the matter (a “Majority Vote Provision”). Notwithstanding the foregoing, a Majority Vote Provision cannot alter the voting standards applicable to a non-exempt “business combination” with an “interested stockholder” of the corporation, as such terms are defined in the Maryland Business Combination Act.

The Corporation’s Charter does not include a Majority Vote Provision. As such, Extraordinary Actions involving the Corporation currently must be approved by the affirmative vote of at least two-thirds of all votes entitled to be cast on the matter. This aspect of the Charter has existed since the Corporation’s incorporation in 1984. At that time, the Board believed that requiring a supermajority vote for Extraordinary Actions was an important element of the Corporation’s governance structure, serving to facilitate corporate governance stability by requiring broad shareholder consensus to make certain fundamental changes to our governance, and was in the best interests of the Corporation and shareholders. Since that time, corporate governance standards have evolved, as have the views of the Corporation’s shareholders. Although such protection could be, in certain instances, beneficial to shareholders, many investors now view a supermajority vote requirement as limiting the Board’s accountability to shareholders by impeding shareholders’ ability to approve ballot items that might be in their interests and by limiting the ability of shareholders to effectively participate in corporate governance.

Rationale for the Proposal

After considering various factors with respect to the implementation of such a voting standard including, among other things, the views expressed by our shareholders and/or their stewardship policies as well as our Board’s desire to align the Corporation’s governance structures with best-in-class corporate governance practices, the Corporation is urging shareholders to vote for this Proposal 3 on the Corporation’s BLUE Proxy Card, which the Corporation believes is appropriately tailored to the Corporation and its shareholder base.

Accordingly, the Board will ask shareholders at the 2021 Annual Meeting to adopt the following resolution:

RESOLVED, that the shareholders of the Corporation request that the Board take all actions necessary to amend the Charter to include a provision permitted by Section 2-104(b)(5) of the MGCL, with the voting threshold set forth therein applicable to a matter contemplated thereby being a majority of the total number of shares of capital stock entitled to be voted thereon.

The MGCL does not allow the Board to unilaterally amend the Charter to change the voting standard applicable to Extraordinary Actions. If the resolution contemplated by this Proposal 3 is adopted by shareholders at the 2021 Annual Meeting, then the Board currently intends to ask shareholders to approve the foregoing Charter amendment (the “Majority Vote Amendment”) at the next Annual Meeting of Shareholders. If the resolution is not adopted, then the Board currently intends to take no action with respect to the Majority Vote Amendment.

Because this advisory vote relates to, and may impact, the Corporation’s governance policies, the Corporation’s directors, director nominees and executive officers, including its named executive officers, have an interest in the outcome of this vote.

Vote Required; Conclusion and Recommendation

The approval of Proposal 3 requires the affirmative vote of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and, therefore, will have no effect on the outcome of the proposal.

Because your vote on this Proposal 3 is advisory, it will not be binding on the Board or create or imply any duty by the Board. The Board will, however, take into account the outcome of the vote on this Proposal 3 when deciding whether to ask shareholders to formally approve the Majority Vote Amendment at a future meeting of shareholders.

The Board unanimously recommends that shareholders vote “FOR” the adoption of the resolution described in this Proposal 3.

NON-BINDING ADVISORY VOTE ON PROXY ACCESS (Proposal 4)

Summary of the Proposal; Rationale for the Proposal

Currently, Article II, Section 4 of the Bylaws describes the process by which the Corporation’s shareholders may nominate candidates for election to the Board be voted on at an Annual Meeting of Shareholders. The Proxy Access Bylaw Amendment would provide an additional means for the Corporation’s shareholders to nominate director candidates for election to our Board. Eligible shareholders who comply with the requirements set forth in the Proxy Access Bylaw Amendment would be able to include their own director candidates for election in the Corporation’s proxy materials, together with candidates nominated by the Board.

The Proxy Access Bylaw Amendment would permit a shareholder or group of shareholders (such shareholder or shareholder group, an “Eligible Shareholder”) that has maintained continuous qualifying ownership of at least 3% of outstanding Common Stock for at least the previous three years to nominate and include in the Corporation’s proxy materials candidates constituting up to the greater of three individuals or 25% of the Board, provided that the Eligible Shareholder and the nominees satisfy certain requirements that will be further described in the Bylaws, including providing the Corporation with advance notice of the nomination.

The Corporation has been informed that Driver Management intends to submit a proposal for shareholder approval at the 2021 Annual Meeting requesting that the Board adopt a proxy access bylaw. After considering various factors with respect to the implementation of proxy access including, among other things, the views expressed by our shareholders and/or their stewardship policies as well as our Board’s desire to align the Corporation’s governance structures with best-in-class corporate governance practices, the Corporation urges shareholders to vote for this Proposal 4 on the Corporation’s BLUE Proxy Card, which the Corporation believes is appropriately tailored to the Corporation and its shareholder base.

Accordingly, the Board will ask shareholders at the 2021 Annual Meeting to adopt the following resolution:

RESOLVED, that the shareholders of the Corporation adopt a non-binding advisory resolution that the Board take the actions necessary to adopt a proxy access bylaw. Such a bylaw shall require the Corporation to include in proxy materials prepared for an annual meeting of shareholders at which directors are to be elected the name and required disclosures of any person nominated for election to the board by a shareholder or shareholder or group of shareholders (such shareholder or shareholder group, an “Eligible Shareholder”) that has maintained continuous qualifying ownership of at least 3% of outstanding Common Stock for at least the previous three years to nominate and include in the Corporation’s proxy materials candidates constituting up to the greater of three individuals or 25% of the Board. The Eligible Shareholder must provide the Corporation, within the time period identified in the Bylaws, with written notice of the information required by the Bylaws and applicable SEC rules and regulations about the nominee or nominees and the Eligible Shareholder. The Corporation shall allow shareholders to vote on such nominee on the Corporation’s proxy card.

The Bylaws allow the Board to unilaterally amend the Bylaws to adopt a proxy access bylaw. Because your vote on this Proposal 4 is advisory, it will not be binding on the Board or create or imply any duty by the Board. The Board will, however, take into account the outcome of the vote on this Proposal 4 when deciding whether to adopt a proxy access bylaw.

Because this advisory vote relates to, and may impact, the Corporation’s governance policies, the Corporation’s directors, director nominees and executive officers, including its named executive officers, have an interest in the outcome of this vote.

Vote Required; Conclusion and Recommendation

The affirmative vote of a majority of all of the votes cast at the 2021 Annual Meeting is required for the non-binding, advisory resolution approving this Proposal 4. Abstentions and broker non-votes will not be counted as votes cast, and, therefore will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The Board unanimously recommends that shareholders vote “FOR” adoption of the foregoing non-binding advisory resolution.

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal 5)

The Corporation is providing shareholders with the opportunity, by casting a non-binding advisory vote, to approve or disapprove the compensation paid to its named executive officers for 2020, as discussed in this Proxy Statement pursuant to Item 402 of the Regulation S-K (commonly referred to as the “Say-on-Pay Vote”). This advisory vote is required by Rule 14a-21(a) under the Exchange Act, but the frequency of the vote (every year, every two years, or every three years) is at the discretion of the Board. Rule 14a-21(b) under the Exchange Act requires the Board to ask shareholders, at least every six years, to recommend the frequency of the Say-on-Pay Vote. At the 2015 Annual Meeting of Shareholders, shareholders recommended that future Say-on-Pay Votes take place every year, and the Board has determined to submit the Say-on-Pay Vote to shareholders on an annual basis.

The Corporation’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Corporation’s success in dynamic and competitive markets. The section of this Proxy Statement entitled “Executive Compensation” contains the information required by Item 402 of Regulation S-K with respect to the compensation paid to the named executive officers and discusses in detail the Corporation’s executive compensation program and the compensation that was earned by, awarded to or paid to the Corporation’s named executive officers for 2020.

At the 2021 Annual Meeting, shareholders will be asked to adopt the following non-binding advisory resolution:

RESOLVED, that the compensation paid to the named executive officers of First United Corporation, as disclosed in its definitive proxy statement for the 2021 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including in the section entitled “COMPENSATION OF EXECUTIVE OFFICERS”, is hereby approved.

Although the Board believes that it is important to seek the views of shareholders on the design and effectiveness of the Corporation’s executive compensation program, you should understand that your vote is advisory and, as a result, will not be binding upon the Board or the Compensation Committee, overrule any decision made by the Board or the Compensation Committee, or create or imply any additional fiduciary duty by the Board or the Compensation Committee. The Board and/or the Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board and the Compensation Committee believe that the Corporation’s compensation policies and procedures applicable to the named executive officers are reasonable in comparison both to the Corporation’s peer group and to the Corporation’s performance during 2020.

Because this advisory vote relates to, and may impact, the Corporation’s executive compensation policies and practices, the Corporation’s executive officers, including its named executive officers, have an interest in the outcome of this vote.

Vote Required; Conclusion and Recommendation

The affirmative vote of a majority of all of the votes cast at the 2021 Annual Meeting is required for the non-binding, advisory resolution approving the compensation of the Corporation’s named executive officers. Abstentions and broker non-votes will not be counted as votes cast, and, therefore will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The Board unanimously recommends that shareholders vote “FOR” adoption of the foregoing non-binding advisory resolution.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective March 26, 2021, after completing a request for proposal process that it commenced in November 2020 and considering proposals from various accounting firms, the Audit Committee decided to appoint Crowe LLP to serve as the Corporation’s independent registered public accounting firm for fiscal year 2021, subject to the completion of Crowe LLP's standard client acceptance procedures and the execution of an engagement letter.

On that same date, the Audit Committee dismissed Baker Tilly as the Corporation’s independent registered public accounting firm. Baker Tilly served as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2020. The reports of Baker Tilly on the consolidated financial statements of First United as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2020 and 2019 and the subsequent period from December 31, 2020 through March 26, 2021, First United did not have any disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference thereto in its reports on the consolidated financial statements of First United for such years. During the years ended December 31, 2020 and 2019 and the subsequent period from December 31, 2020 through March 26, 2021, First United did not have any “reportable events” as described in Item 304 (a)(1)(v) of the SEC’s Regulation S-K.

During the years ended December 31, 2020 and 2019 and the subsequent period from December 31, 2020 through March 26, 2021, neither First United nor anyone acting on First United’s behalf consulted Crowe LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on First United’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of the SEC’s Regulation S-K or a “reportable event” described in Item 304(a)(1)(v) of the SEC’s Regulation S-K.

RATIFICATION OF APPOINTMENT OF THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 6)

At the 2021 Annual Meeting, the Board expects to ask shareholders to ratify the Audit Committee’s appointment of Crowe LLP to audit the books and accounts of the Corporation for the fiscal year ending December 31, 2021. Crowe LLP has advised the Corporation that neither the accounting firm nor any of its partners or associates has any direct financial interest in or any connection with the Corporation other than as independent public auditors. The Corporation does not expect that a representative of Crowe LLP or a representative of Baker Tilly will be present at the 2021 Annual Meeting. Accordingly, representatives of Crowe LLP and Baker Tilly are not expected to make statements at the 2021 Annual Meeting or be available to respond to appropriate questions.

Vote Required; Conclusion and Recommendation

The affirmative vote of a majority of all of the votes cast at the 2021 Annual Meeting is required to ratify the appointment of our independent public accountant. Abstentions and broker non-votes will not be counted as votes cast, and, therefore , will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The Board unanimously recommends that shareholders vote “FOR” the ratification of the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for 2021.

Because your vote is advisory, it will not be binding upon the Audit Committee, overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee. The Audit Committee may, however, take into account the outcome of the vote when considering future auditor appointments.

AUDIT FEES AND SERVICES

Crowe LLP has not provided any audit or other services to the Corporation since the date of its appointment and, thus, has not billed the Corporation for any such services.

The following table shows the fees paid or accrued by the Corporation in 2020 and 2019 for the audit and other services provided by Baker Tilly for those years:

	FY 2020	FY 2019
Audit Fees	$349,375	$336,250
Audit Related Fees	0	3,300
Tax Fees	0	0
All Other Fees	0	0
Total	$349,375	$339,550

Audit Fees for 2020 and 2019 include fees associated with the annual audits, the reviews of the Corporation’s Quarterly Reports on Form 10-Q, and the attestation of management’s reports on internal control over financial reporting contained in the Annual Reports on Form 10-K for those years.

Audit Related Fees for 2019 include fees associated with the discussion surrounding the potential sale of certain available for sale securities.

It is the Audit Committee’s policy to pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act, which, when needed, are approved by the Audit Committee prior to the completion of the independent registered public accounting firm’s audit. All of the 2020 and 2019 services described above were pre-approved by the Audit Committee.

ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES (Proposal 7)

Pursuant to Section 14A of the Exchange Act, the Corporation is required, no less frequently than every six years, to ask shareholders to recommend to the Board the frequency with which future Say-on-Pay Votes should occur every year, every two years or every three years. The Corporation last asked shareholders to recommend the frequency of this vote in 2015. Accordingly, shareholders will be asked at the 2021 Annual Meeting to recommend, by non-binding advisory vote, whether future Say-on-Pay Votes should be submitted to shareholders for consideration every year, every two years or every three years.

The Board believes that shareholders should have the opportunity to express their views on the Corporation’s compensation program and policies for its named executive officers on an annual basis. The Board and its Compensation Committee, which administers the executive compensation program, value the opinions expressed by shareholders pursuant to Say-on-Pay Votes and will consider the outcome of those votes in making its annual decisions on executive compensation.

The recommendation, by advisory vote, regarding frequency with which future Say-on-Pay Votes should be presented to shareholders for consideration will be determined based on the option (every one year, two years or three years) that receives the most votes cast on this Proposal at the 2021 Annual Meeting.

Because your vote on this Proposal 7 is advisory, it will not be binding on the Board or its Compensation Committee, overrule any decision made by the Board or its Compensation Committee, or create or imply any additional fiduciary duty by the Board or its Compensation Committee. The Board and/or the Compensation Committee may, however, take into account the outcome of the vote on this Proposal 7 when considering its policy on the frequency of future Say-on-Pay Votes.

The Board unanimously recommends that shareholders vote to hold future Say-on-Pay Votes EVERY 1 YEAR.

NON-BINDING ADVISORY VOTE ON AN INDEPENDENT CHAIRMAN (Proposal 8)

Driver Management has informed the Corporation that it intends to submit the following non-binding advisory proposal for a shareholder vote at the 2021 Annual Meeting:

RESOLVED, that the shareholders of the Corporation request that the Board take all steps necessary or desirable under applicable law to require that the Chairman of the Board be an independent director.

The Board is committed to ensuring independent oversight of management, efficient operation of the Board and responsiveness to shareholder feedback. The Bylaws and the Corporation’s Corporate Governance Guidelines do not mandate a specific leadership structure for the Board, but instead allow the Board to assess the most appropriate leadership structure for the current time.

The Board believes that Driver Management’s proposal is excessively prescriptive and would restrict the options available to the Board in structuring effective leadership. The Board believes that the Corporation and its shareholders benefit from the Bylaws’ and Corporate Governance Guidelines’ current flexibility, and that the Board is best positioned to determine its leadership structure given the Board’s deep knowledge of the Corporation’s leadership team, strategic goals, risks and opportunities at any given time.

Currently, the Chairman of the Board serves as CEO of the Corporation. The Board believes that its combined CEO and Chairman structure is optimal for the Corporation and its shareholders at the current time, as it ensures that a single individual sets the tone and has primary responsibility for managing and leading the Corporation and demonstrates to shareholders, customers, employees, vendors, regulators and other stakeholders that we have strong leadership. The Board also believes that this structure reduces the potential for confusion or duplication of efforts and assures clarity of leadership. In addition, a majority of the Board consists of independent directors, led by an Independent Lead Director, which provides an effective balance between strong leadership and independent oversight. Moreover, the Board has conducted a robust outreach program to its shareholders over the past year, and the feedback received did not suggest to the Board that a change in its leadership structure was appropriate at this time.

As such, the Board believes that effective oversight and operation of the Board is best achieved by preserving the Board’s ability to determine the optimal leadership structure for the Corporation and its shareholders at any given time, and a requirement that an independent director serve as Chairman of the Board is not in the best interests of the Corporation. For these reasons, the Board recommends that shareholders vote “AGAINST” the adoption of this Proposal 8.

Further information regarding the role of the Independent Lead Director is included in the section of this Proxy Statement entitled “Board Leadership and the Role in Risk Oversight.”

Because this advisory vote relates to, and may impact, the Corporation’s governance policies, the Corporation’s directors, director nominees and executive officers, including its named executive officers, have an interest in the outcome of this vote.

Vote Required; Conclusion and Recommendation

The approval of Proposal 8 requires the affirmative vote of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and, therefore, will have no effect on the outcome of the proposal.

The Board unanimously recommends that shareholders vote “AGAINST” the adoption of the foregoing non-binding advisory proposal submitted by Driver Management.

NON-BINDING ADVISORY VOTE ON MAJORITY VOTE REQUIREMENT (Proposal 9)

Driver Management has informed the Corporation that it intends to submit the following proposal for a shareholder vote at the 2021 Annual Meeting:

RESOLVED, that the shareholders of the Corporation request the Board to take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion greater than a simple majority) of the votes entitled to be cast (including, without limitation mergers and amendments to the Charter) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval.

As discussed above in Proposal 3, the MGCL provides that a Maryland corporation’s charter may provide for the approval of certain Extraordinary Actions by a Majority Vote Provision. After considering various factors with respect to the implementation of a Majority Vote Provision including, among other things, the views expressed by our shareholders and/or their stewardship policies as well as our Board’s desire to align the Corporation’s governance structures with best-in-class corporate governance practices, the Corporation agrees that an appropriately tailored Majority Vote Provision would be in the best interests of the Corporation’s shareholders. Accordingly, through Proposal 3, the Corporation has requested that shareholders adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Charter to reduce the votes required to approve certain shareholder actions, from two-thirds of all votes entitled to be cast on the matter to a majority of all votes entitled to be cast on the matter.

Because the Corporation is recommending that shareholders approve Proposal 3, which the Board believes is appropriately tailored to the Corporation and its shareholder base, the Board believes this Proposal 9 is unnecessary. In addition, this Proposal 9 does not recognize that a Majority Vote Provision cannot alter the voting standards applicable to a non-exempt “business combination” with an “interested stockholder” of the corporation, as such terms are defined in the Maryland Business Combination Act. For these reasons, the Board recommends that shareholders vote “AGAINST” the adoption of this Proposal 9.

Because this advisory vote relates to, and may impact, the Corporation’s governance policies, the Corporation’s directors, director nominees and executive officers, including its named executive officers, have an interest in the outcome of this vote.

Vote Required; Conclusion and Recommendation

The approval of Proposal 9 requires the affirmative vote of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and, therefore, will have no effect on the outcome of the proposal.

The Board unanimously recommends that shareholders vote “AGAINST” the adoption of the foregoing non-binding advisory proposal submitted by Driver Management.

NON-BINDING ADVISORY VOTE ON BENEFICIAL OWNERS RIGHTS (Proposal 10)

Driver Management has informed the Corporation that it intends to submit the following proposal for a shareholder vote at the 2021 Annual Meeting:

RESOLVED, that the shareholders of the Corporation request that the Board take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights (to the maximum extent available under applicable law) accorded shareholders of record.

The Board believes that this Proposal should not be adopted at this time. Many shareholders own their shares through an intermediary, e.g., a broker, bank or other nominee. However, the names and ownership information of those shareholders (also known as “street name holders”) do not appear in the books of the Corporation’s transfer agent. Instead, the Corporation has to go through the depository and then the broker, bank or other nominee serving as the record holder, in order to determine the identity and ownership information of those shareholders, and even at that stage, such information will be available only if those shareholders have elected to make their own information available. By contrast, information about a holder of record is directly accessible in the books of the Corporation’s transfer agent. Therefore, it is much more efficient, straightforward and cost-effective for the Corporation to verify the identity and ownership information of record holders than that of the beneficial owners. The Board believes that this practical reality explains why companies tend to treat beneficial owners and shareholders of record separately in limited circumstances, even though their shares have fundamentally the same voting rights and economic value. The Board does not think it is appropriate to make any adjustments to the current approach until there is a better understanding of the risks and potential costs involved. Moreover, the Board believes that Driver Management’s proposal is excessively prescriptive and would restrict the options available to the Corporation at any given time in determining the most efficient, accurate, and cost-effective manner to verify shareholders’ identity and ownership information.

Because this advisory vote relates to, and may impact, the Corporation’s governance policies, the Corporation’s directors, director nominees and executive officers, some of whom are also shareholders, have an interest in the outcome of this vote.

Vote Required; Conclusion and Recommendation

The approval of Proposal 10 requires the affirmative vote of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and, therefore, will have no effect on the outcome of the proposal.

The Board unanimously recommends that shareholders vote “AGAINST” the adoption of the foregoing non-binding advisory proposal submitted by Driver Management.

NON-BINDING ADVISORY VOTE RELATED TO THE MARYLAND STOCK ACQUISITION STATUTE (Proposal 11)

Driver Management has informed the Corporation that it intends to submit the following proposal for a shareholder vote at the 2021 Annual Meeting:

RESOLVED, that the shareholders of the Corporation request that the Board adopt a resolution whereby the Board commits to avoid taking any actions not otherwise explicitly required by law (including lobbying the Commissioner to investigate potential violations of Maryland Stock Acquisition Statute) or seeking to enforce, through legal action or otherwise, any of the provisions of Maryland Stock Acquisition Statute) not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder.

The Board believes that this Proposal should not be adopted. The Maryland Stock Acquisition Statute requires any person who desires to make a “stock acquisition” to file an application with the Commissioner at least 60 days prior to such acquisition, and “stock acquisition” is defined to include, among other things, any acquisition of voting stock of a commercial bank or bank holding company in Maryland if the acquisition will affect the power to direct or to cause the direction of the management or policy of any banking institution or bank holding company. The Maryland Stock Acquisition Statute provides that any doubt as to whether an acquisition of stock of a Maryland bank or bank holding company will affect the power to direct or cause the direction of the management or policy of such banking institution shall be resolved in favor of reporting the proposed acquisition to the Commissioner. The Maryland Stock Acquisition Statute further provides that voting stock acquired in violation of the statute may not be voted for five years.

The Board believes that Driver Management’s proposal is excessively prescriptive, and it would not be in the best interest of the Corporation and its shareholders to forego, in the abstract, any legal rights and remedies afforded by the Maryland Stock Acquisition Statute. Further, the Board believes that it is beneficial to shareholders if the Board retains the flexibility to cooperate with or take other actions that it believes are contemplated by or otherwise permitted by Maryland law based on the Board’s determination of what is in the shareholders’ best interests given the facts and circumstances at that particular time.

Because this advisory vote relates to, and may impact, the ability of the Board to perform certain duties, each of the Corporation’s directors and director nominees have an interest in the outcome of the vote.

Vote Required; Conclusion and Recommendation

The approval of Proposal 11 requires the affirmative vote of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and, therefore, will have no effect on the outcome of the proposal.

The Board unanimously recommends that shareholders vote “AGAINST” the adoption of the foregoing non-binding advisory proposal submitted by Driver Management.

NON-BINDING ADVISORY VOTE ON PROXY ACCESS (Proposal 12)

Driver Management has informed the Corporation that it intends to submit the following proposal for a shareholder vote at the 2021 Annual Meeting:

RESOLVED, that the shareholders of the Corporation request that the Board take all steps necessary to adopt a “proxy access” bylaw. Such a bylaw shall require the Corporation to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the “Nominator”) that meets the criteria established below. The Corporation shall allow shareholders to vote on such nominee on the Corporation’s proxy card.

The number of shareholder-nominated candidates appearing in proxy materials shall not exceed one quarter of the directors then serving. This bylaw, which shall supplement existing rights under Bylaws, should provide that a Nominator must: (a) have beneficially owned 3% or more of the Corporation’s outstanding Common Stock continuously for at least three years before submitting the nomination; (b) give the Corporation, within the time period identified in its bylaws, written notice of the information required by the bylaws and any SEC rules about (i) the nominee or nominees, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and c) certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with shareholders, including the Disclosure and Statement (as defined below); and (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Corporation’s proxy materials. The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of each nominee (the “Statement”).

A “proxy access” bylaw would provide an additional means for the Corporation’s shareholders to nominate director candidates for election to our Board. Eligible shareholders who comply with the requirements set forth in a proxy access bylaw would be able to include their own candidates for director in the Corporation’s proxy materials, together with candidates nominated by the Board.

After considering various factors with respect to the implementation of a proxy access bylaw including, among other things, the views expressed by our shareholders and/or their stewardship policies as well as our Board’s desire to align the Corporation’s governance structures with best-in-class corporate governance practices, the Corporation agrees that an appropriately tailored proxy access bylaw would be in the best interests of the Corporation’s shareholders. Accordingly, through Proposal 4, the Corporation has requested that shareholders adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Corporation’s Bylaws to provide for proxy access in the election of directors.

Because the Corporation is recommending that shareholders adopt Proposal 4, which the Board believes is appropriately tailored to the Corporation and its shareholder base, the Board believes this Proposal 12 is not necessary and not appropriately tailored to the Corporation. For these reasons, the Board recommends that shareholders vote “AGAINST” the adoption of this Proposal 12.

Because this advisory vote relates to, and may impact, the Corporation’s governance policies, the Corporation’s directors, director nominees and executive officers, including its named executive officers, have an interest in the outcome of this vote.

Vote Required; Conclusion and Recommendation

The approval of Proposal 12 requires the affirmative vote of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and, therefore, will have no effect on the outcome of the proposal.

The Board unanimously recommends that shareholders vote “AGAINST” the adoption of the foregoing non-binding advisory proposal submitted by Driver Management.

NON-BINDING ADVISORY VOTE ON SHAREHOLDER BYLAW AMENDMENTS (Proposal 13)

Driver Management has informed the Corporation that it intends to submit the following proposal for a shareholder vote at the 2021 Annual Meeting:

RESOLVED, that the shareholders of the Corporation request that the Board amend the Bylaws to provide that the Bylaws may be altered, amended, or repealed or new bylaws adopted by the affirmative vote of a simple majority of all votes entitled to be cast by the holders of the issued and outstanding shares of Common Stock.

The Board believes that this Proposal should not be adopted at this time. Under Section 2-109 of the Maryland Corporations and Associations Code, the power to adopt, alter and repeal bylaws is vested in the shareholders “except to the extent that the charter or bylaws vest it in the board of directors.” Article VII of the Bylaws empowers the Board to alter, amend or repeal bylaws or adopt new bylaws. Therefore, the Corporation’s shareholders currently do not have the power to alter, amend or repeal any bylaws. If this Proposal were adopted, shareholders would have the power to alter, amend or repeal bylaws, whereas the Board would lose that power. That could potentially be a disadvantage for the Corporation because shareholders may not be able to act expeditiously on a particular matter, taking into account the notice period mandated by law and the time required to prepare and distribute the proxy solicitation materials, which may prove to restrict the Corporation’s actions and/or create an undue and costly administrative burden when it is in shareholders’ best interest that the Bylaws are amended in short order. Moreover, the Board has conducted a robust outreach program to its shareholders over the past year, and the feedback received did not suggest to the Board that such a change to the Bylaws was appropriate at this time. Accordingly, the Board asks shareholders to vote against this Proposal at this time.

Because this advisory vote relates to, and may impact, the Corporation’s governance policies, the Corporation’s directors, director nominees and executive officers, including its named executive officers, have an interest in the outcome of this vote.

Vote Required; Conclusion and Recommendation

The approval of Proposal 13 requires the affirmative vote of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and, therefore, will have no effect on the outcome of the proposal.

The Board unanimously recommends that shareholders vote “AGAINST” the adoption of the foregoing non-binding advisory proposal submitted by Driver Management.

NON-BINDING ADVISORY VOTEON ADOPTION OF NASDAQ RULES SPECIAL COMMITTEE (Proposal 14)

Driver Management has informed the Corporation that it intends to submit the following proposal for a shareholder vote at the 2021 Annual Meeting:

RESOLVED, that the shareholders of the Corporation request that the Board form a special committee (empowered to engage its own legal counsel) to determine whether the Corporation violates Rule 5640 of the Nasdaq Rules by voluntarily asserting or attempting to exercise a private right of action under Maryland Stock Acquisition Statute or seeking a declaratory judgement to clarify rights or legal relations affected by the operation of the Maryland Stock Acquisition Statute absent a binding prior determination by the Commissioner or a court of competent jurisdiction that a violation has occurred.

The Board believes this Proposal is misleading, and that Driver Management’s reason for advancing this Proposal might be based on its misunderstanding and/or misinterpretation of Rule 5640 of the Nasdaq Rules. Accordingly, the Board believes that the approval of the Proposal would not be in the best interests of the Corporation or of shareholders generally.

Rule 5640 of the Nasdaq Rules provides that the voting rights of existing shareholders cannot be disparately reduced or restricted through corporate action or issuance. The rule provides several examples of violations, including the adoption of time-phased voting plans, the adoption of capped voting rights plans, the issuance of super-voting stock, or the issuance of stock with voting rights less than the per share voting rights of the existing common stock through an exchange offer. Importantly, none of these examples relate to a voting prohibition that is imposed by statute and triggered by a violation of that statute, such as the Maryland Stock Acquisition Statute. Further, the Board is fully aware of and closely oversaw the actions of the Corporation that the Corporation believes Driver Management is seeking to target through this Proposal, i.e., the Corporation’s discussion with representatives of the Commissioner regarding possible violations of the Maryland Stock Acquisition Statute by third parties and the subsequent investigation by the Commissioner of Driver Partners’ prior acquisitions of the Common Stock. In the Board’s estimation, none of the violation examples under Rule 5640 is remotely similar to the Corporation’s actions. Accordingly, the Board recommends that shareholders vote against this Proposal.

Because this advisory vote relates to, and may impact, the ability of the Board to perform certain duties, each of the Corporation’s directors and director nominees has an interest in the outcome of the vote.

Vote Required; Conclusion and Recommendation

The approval of Proposal 14 requires the affirmative vote of a majority of the votes cast at the 2021 Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and, therefore, will have no effect on the outcome of the proposal.

The Board unanimously recommends that shareholders vote “AGAINST” the adoption of the foregoing non-binding advisory proposal submitted by Driver Management.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

A shareholder who desires to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement for, and voted on by the shareholders at, the 2022 Annual Meeting of Shareholders must submit such proposal in writing, including all supporting materials, to the Corporation at its principal office no later than [•], 2021 (120 days before the date of mailing based on this year’s proxy statement date) and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to Rule 14a-4(c)(1) under the Exchange Act, if a shareholder intends to present a proposal for business to be considered at the 2022 Annual Meeting of Shareholders but does not seek inclusion of the proposal in the Corporation’s proxy statement for such meeting, then the Corporation must receive the proposal by [•], 2022 (45 days before the date of mailing based on this year’s proxy statement date) for it to be considered timely received. If notice of a shareholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

DELINQUENT SECTION 16(a) REPORTS

Pursuant to Section 16(a) of the Exchange Act (“Section 16(a)”) and the rules promulgated thereunder, the Corporation’s executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, are required to file certain reports regarding their ownership of Common Stock with the SEC. Directors, executive officers and beneficial owners of more than 10% of the Common Stock are also required to furnish the Corporation with copies of all Section 16(a) reports that they file with the SEC. Based solely on a review of copies of such reports and amendments thereto filed electronically with the SEC during the year ended December 31, 2020, or written representations that no reports were required, the Corporation believes that no Director, executive officer or other greater than 10% beneficial owner of either class of our Common Stock failed to timely file with the SEC one or more required reports on Form 3, 4 or 5, for 2020, with the exception of the late filings for (i) Brian R. Boal who filed one late Form 4 relating to a purchase of shares through a brokerage account and such transaction was subsequently reported in a Form 4 that was filed with the SEC on September 22, 2020 (ii) Marisa A. Shockley who filed two late Form 4s, one relating to a purchase of shares under a dividend reinvestment feature of a brokerage account and one related to the purchase of shares, and such transaction were subsequently reported in a Form 4 that was filed with the SEC on November 6, 2020 and November 20, 2020.

DEADLINES FOR RECEIPT OF DIRECTOR NOMINATIONS

The Corporation believes that a shareholder who is entitled to vote for the election of directors and who desires to nominate a candidate for election to be voted on at an Annual Meeting of Shareholders may do so only in accordance with Section 4 of Article II of the Bylaws, which provides that a shareholder may submit an intent to nominate a director candidate by written notice to the Chairman of the Board or the President not less than 150 days nor more than 180 days prior to the date of the meeting of shareholders called for the election of directors which, for purposes of this requirement, shall be deemed to be on the same day and month as the 2021 Annual Meeting of Shareholders for the preceding year. Such notice shall contain the following information to the extent known by the notifying shareholder: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the number of shares of capital stock of the Corporation owned by each proposed nominee; (iv) the name and residence address of the notifying shareholder; (v) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (vi) the consent in writing of the proposed nominee as to the proposed nominee’s name being placed in nomination for director; and (vii) all information relating to such proposed nominee that would be required to be disclosed by Regulation 14A under the Exchange Act and Rule 14a-11 promulgated thereunder, assuming such provisions would be applicable to the solicitation of proxies for such proposed nominee. To be considered timely for the 2022 Annual Meeting, a shareholder nomination, and all supporting information, must be submitted no earlier than [•], 2021 and no later than [•], 2021.

ANNUAL REPORT TO SHAREHOLDERS

A copy of the Corporation’s Annual Report on Form 10-K for fiscal year ended December 31, 2020 as filed with the SEC is being mailed to shareholders together with this Proxy Statement. Copies of the Corporation’s Annual Report to Shareholders may also be obtained by shareholders without charge by directing the request to c/o Tonya K. Sturm, Secretary, 19 South Second Street, Oakland, Maryland 21550-0009 or (301) 533-2390 or by accessing http://www.edocumentview.com/FUNC. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement nor does it form any part of the material for soliciting proxies.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks, trustees and other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of banks, brokers, trustees and other nominees with account holders who are our shareholders may be householding our proxy materials. A single Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank, broker, trust or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders please notify your bank, broker, trust or other nominee and direct your request to c/o Tonya K. Sturm, Secretary, 19 South Second Street, Oakland, Maryland 21550-0009 or (301) 533-2390. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank, broker, trust or other nominee.

OTHER MATTERS

As of the date of this Proxy Statement, the Board is not aware of any matters, other than those stated above, that may properly be brought before the 2021 Annual Meeting. If other matters should properly come before the 2021 Annual Meeting or any adjournment or postponement thereof, to the extent permitted by Rule 14a-4(c) of the Exchange Act, persons named in the enclosed proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

By order of the Board of Directors,

JOHN W. MCCULLOUGH
Independent Lead Director

Oakland, Maryland
[•], 2021

APPENDIX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Corporation are “participants” with respect to the Corporation’s solicitation of proxies in connection with the 2021 Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Corporation’s current directors and director nominees is c/o First United Corporation, 19 South Second Street, Oakland, Maryland 21550-0009.

Name	Present Principal Occupation
Carissa L. Rodeheaver	Chairman of the Board, President and CEO of First United Corporation and First United Bank & Trust

John F. Barr	President, Ellsworth Electric, Inc.

Brian R. Boal	Owner, Boal and Associates, PC, Certified Public Accountants

M. Kathryn Burkey	Owner, M. Kathryn Burkey, CPA Owner, The Burkey Television and Appliance Co., Inc.

Sanu Chadha	Managing Partner, M&S Consulting

Christy DiPietro	Private Investor Family Office Manager, Hidden Code Advisory

John W. McCullough	Former (Retired) Partner of Ernst & Young, LLP Lead Director of First United Corporation and First United Bank & Trust

Patricia Milon	Senior Regulatory Expert, Macro Financial Solutions

Gary R. Ruddell	President and CEO, Total Biz Fulfillment

I. Robert Rudy	Owner, I.R. Rudy’s Inc.

Marisa A. Shockley	Owner, Shockley, Inc.

H. Andrew Walls, III	Owner, Morgantown Printing & Binding

A-1

Officers and Employees

Executive officers and employees of the Corporation who are Participants are listed below. The business address for each is c/o First United Corporation, 19 South Second Street, Oakland, Maryland 21550-0009. Their present principal occupations are stated below.

Name	Present Principal Occupation
Robert L. Fisher, II	Senior Vice President and Chief Revenue Officer, First United Corporation
Jason B. Rush	Senior Vice President and Chief Operating Officer, First United Corporation
Keith R. Sanders	Senior Trust Officer, First United Corporation

Tonya K. Sturm	Senior Vice President and CFO, First United Corporation and First United Bank & Trust

Information Regarding Ownership of the Corporation’s Securities by Participants

The number of the Corporation’s securities beneficially owned by certain of the Participants as of March 9, 2021 is set forth in the section entitled “Beneficial Ownership of Common Stock By Principal Shareholders and Management” in this Proxy Statement. In addition, Mr. Sanders beneficially owns 12,050 shares of Common Stock (which includes 1,500 shares of Phantom Stock), and Ms. Sturm beneficially owns 8,580 shares of Common Stock (which includes 3,850 shares of Phantom Stock), as of March 9, 2021.

Information Regarding Transactions in the Corporation’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Corporation’s securities by the Participants within the past two years, as of March 9, 2021. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
John F. Barr	05/22/2019 06/17/2020	Common Stock Common Stock	1,546 1,688	Grant, Award or Other Acquisition Grant, Award or Other Acquisition

Brian R. Boal	05/22/2019 06/17/2020 08/03/2020 08/27/2020 08/27/2020 08/27/2020 11/02/2020 02/01/2021	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	1,546 1,688 19 391 309 300 18 14	Grant, Award or Other Acquisition Grant, Award or Other Acquisition Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase

Kathryn M. Burkey	05/22/2019 03/18/2020 06/17/2020 08/27/2020 08/27/2020 08/27/2020 08/27/2020 08/27/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	1,546 900 1,688 794 20 73 37 207	Grant, Award or Other Acquisition Open Market Purchase Grant, Award or Other Acquisition Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase

Sanu Chadha	01/07/2021	Common Stock	536	Grant, Award or Other Acquisition

A-2

Name	Date	Title of Security	Number of Shares	Transaction
Christy DiPietro	01/07/2021	Common Stock	666	Grant, Award or Other Acquisition

Robert L. Fisher, II	03/18/2020 03/26/2020 03/26/2020 03/26/2020 02/25/2021	Phantom Stock Common Stock Common Stock Common Stock Phantom Stock	600 2,113[1] 1,088[1] 2,176[1] 550	Deferred Compensation Plan Grant, Award or Other Acquisition Grant, Award or Other Acquisition Grant, Award or Other Acquisition Deferred Compensation Plan

John W. McCullough	02/04/2019 05/02/2019 05/22/2019 08/01/2019 11/01/2019 02/03/2020 05/01/2020 06/17/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	182 160 1,546 148 196 193 296 1,688	Open Market Purchase Open Market Purchase Grant, Award or Other Acquisition Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Grant, Award or Other Acquisition

	08/03/2020 08/13/2020 08/13/2020 08/14/2020 08/14/2020 08/14/2020 11/02/2020 02/01/2021	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	434 1,000 2,000 2,000 2,000 2,000 498 398	Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase

Patricia Milon	07/22/2020 03/09/2021	Common Stock Common Stock	916 2,100	Grant, Award or Other Acquisition Open Market Purchase

A-3

Name	Date	Title of Security	Number of Shares	Transaction
Carissa L. Rodeheaver

05/01/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

08/01/2019

09/16/2019

09/16/2019

10/15/2019

11/01/2019

11/04/2019

11/15/2019

12/16/2019

01/15/2020

02/03/2020

02/04/2020

02/18/2020

03/16/2020

03/16/2020

03/26/2020

03/26/2020

03/26/2020

04/15/2020

05/01/2020

05/01/2020

05/15/2020

06/15/2020

07/15/2020

07/15/2020

07/15/2020

07/15/2020

08/03/2020

08/03/2020

08/17/2020

09/15/2020

10/15/2020

11/02/2020

11/02/2020

11/16/2020

12/15/2020

01/15/2021

02/01/2021

02/01/2021

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

27 417 100 100 100 1,783 1,000 250 1,249 1 24 1 172 171 33 28 167 164 166 35 28 166 47 200 3,056[1] 1,574[1] 3,148[1] 287 62 44 267 279 293 14 14 13 95 61 331 360 303 97 54 287 248 233 82 43

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Grant, Award or Other Acquisition

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

02/15/2021	Common Stock	235	Open Market Purchase

A-4

Name	Date	Title of Security	Number of Shares	Transaction
Gary R. Ruddell	05/01/2019 05/22/2019 08/01/2019 11/01/2019 02/03/2020 03/18/2020 05/01/2020 06/17/2020 08/03/2020 11/02/2020 02/01/2021	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	6 1,546 5 7 7 1,130 11 1,688 15 15 11

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

I. Robert Rudy	05/01/2019 05/22/2019 08/01/2019 11/01/2019 02/03/2020 05/01/2020 06/17/2020 08/03/2020 11/02/2020 12/09/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	10 1,273 9 12 12 18 1,344 26 24 1

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Sale

Jason B. Rush	05/01/2019 08/01/2019 11/01/2019 02/03/2020 03/26/2020 03/26/2020 03/26/2020 05/01/2020 08/03/2020 11/02/2020 02/01/2021	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	42 37 50 49 1,581[1] 829[1] 1,563[1] 76 104 98 77

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Grant, Award or Other Acquisition

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Keith R. Sanders	03/18/2020 03/26/2020 03/26/2020 03/26/2020	Phantom Stock Common Stock Common Stock Common Stock	1,500 1,550[1] 798[1] 1,597[1]	Deferred Compensation Plan Grant, Award or Other Acquisition Grant, Award or Other Acquisition Grant, Award or Other Acquisition

Marisa A. Shockley	05/01/2019 05/22/2019 08/01/2019 11/01/2019 02/03/2020 05/01/2020 06/17/2020 08/03/2020 11/02/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	70 1,546 69 92 90 143 1,688 208 201

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

A-5

Name	Date	Title of Security	Number of Shares	Transaction
Tonya K. Sturm	08/26/2019 03/18/2020 03/26/2020 03/26/2020 03/26/2020 02/26/2021	Phantom Stock Phantom Stock Common Stock Common Stock Common Stock Phantom Stock	1,000 1,850 1,491[1] 781[1] 1,563[1] 1,000	Deferred Compensation Plan Deferred Compensation Plan Grant, Award or Other Acquisition Grant, Award or Other Acquisition Grant, Award or Other Acquisition Deferred Compensation Plan

H. Andrew Walls, III	05/22/2019 06/17/2020	Common Stock Common Stock	1,546 1,688	Grant, Award or Other Acquisition Grant, Award or Other Acquisition

Note:

(1)	The shares correspond to restricted stock units to be settled in shares of Common Stock if certain vesting conditions are satisfied.

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Corporation or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2021 Annual Meeting. In addition, neither the Corporation nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Corporation’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Corporation nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Corporation or its affiliates or with respect to any future transactions to which the Corporation or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

A-6

APPENDIX B

(See attached)

ARTICLES OF AMENDMENT

TO

ARTICLES OF AMENDMENT AND RESTATEMENT

OF

FIRST UNITED CORPORATION

FIRST UNITED CORPORATION, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

First:                         The charter of the Corporation is hereby amended by deleting Article FIFTH of the Corporation’s Articles of Amendment and Restatement, filed with SDAT on May 5, 1998, in its entirety and inserting the following in lieu thereof:

FIFTH:   The number of Directors of the Corporation shall be not less than three (3) nor more than twenty-five (25). The number of Directors may be increased or decreased in accordance with the Bylaws of the Corporation.

(a)            The Directors elected prior to the 2022 annual meeting of stockholders shall be divided into three classes, designated Class I, Class II, and Class III, respectively. Each such class shall be as nearly equal in number as is possible. Except as otherwise provided in this Article FIFTH, each Director of each class shall hold office for a term expiring at the later of (i) the annual meeting of stockholders held in the third year following the year of his or her election and (ii) the date on which his or her respective successor is duly elected and qualifies, subject to death, resignation, retirement, disqualification or removal from office.

(b)            Each Director elected at and after the 2022 annual meeting of stockholders shall hold office for a term expiring at the later of (i) the next annual meeting of stockholders and (ii) the date on which his or her respective successors is duly elected and qualified, subject to death, resignation, retirement, disqualification or removal from office, such that the Board of Directors shall be fully declassified, with no separate classes of Directors, at the conclusion of the 2024 annual meeting of stockholders; provided, however, that each Director who is elected or appointed at or after the 2022 annual meeting of stockholders, but prior to the 2024 annual meeting of stockholders, to fill a vacancy opened by the departure of a Director serving a classified term shall, upon his or her election by the stockholders to the Board at the next annual meeting following his or her original election or appointment, serve a term that expires at the later of (x) the expiration of such departed Director’s term and (y) the date on which his or her successor is duly elected and qualifies.

(c)            As of the date hereof, the Directors of the Corporation are as follows:

Class I (Term Expires at the 2023 Annual Meeting of Stockholders)

John F. Barr

Brian R. Boal

John W. McCullough

Marisa A. Shockley

Class II (Term Expires at the 2024 Annual Meeting of Stockholders)

______________________

______________________

______________________

______________________

Class III (Term Expires at the 2022 Annual Meeting of Stockholders)

M. Kathryn Burkey

I. Robert Rudy

H. Andrew Walls, III

Second:              The amendment to the charter set forth in these Articles of Amendment were duly advised by the Board of Directors of the Corporation and duly approved by the stockholders of the Corporation in the manner and by the vote required by the Maryland General Corporation Law and the charter of the Corporation. The manner in which the foregoing amendments were advised, authorized, and approved is set forth below.

(a)           At a meeting thereof duly held on __________, 2021, the Board of Directors of the Corporation adopted resolutions that (i) set forth the amendment, (ii) declared the amendment advisable, and (iii) directed that the amendment be submitted to the stockholders of the Corporation for consideration.

(b)           At a meeting thereof duly held on __________, 2021, the stockholders of the Corporation approved the amendment.

[Signature Page Follows]

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[Signature Page]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Chairman, President and Chief Executive Officer and attested by its Secretary on this ___ day of ___, 2021, and they acknowledge the same to be the act of the Corporation, and that to the best of their knowledge, information and belief, all matters and facts stated herein are true in all material respects, and that this statement is made under the penalties of perjury.

ATTEST:	FIRST UNITED CORPORATION

By:
Tonya K. Sturm, Secretary	Name:	Carissa L. Rodeheaver
	Title:	Chairman, President & CEO

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PRELIMINARY COPY-SUBJECT TO COMPLETION-DATED MARCH 1, 2021 FIRST UNITED CORPORATION This proxy is solicited on behalf of the Board of Directors 2021 Annual Meeting of Shareholders [•], 2021 at [•] a.m. local time The shareholder(s) of First United Corporation, a Maryland corporation, hereby acknowledge(s) receipt of the Notice of the 2021 Annual Meeting of Shareholders, the Proxy Statement and the Annual Report on Form 10-K B for the year ended December 31, 2020, hereby appoint(s) Carissa L. Rodeheaver and Tonya K. Sturm, or either of L them, as proxies, each of them acting individually or in the absence of others, with the full power of substitution U and re-substitution, and hereby authorize(s) them to represent and to vote, as that the shareholder(s) is/are E entitled to vote at the virtual 2021 Annual Meeting of Shareholders to be held on [∙], 2021, at [∙] a.m., Eastern Time, P and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the R manner directed herein. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL O BE VOTED "FOR" ALL OF THE BOARD’S NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4, 5, X AND 6, “EVERY 1 YEAR” ON PROPOSAL 7, AND “AGAINST” PROPOSALS 8, 9, 10, 11, 12, 13 AND 14. Your Y Board of Directors unanimously recommends a vote “FOR” the nominees proposed by your Board of Directors on the enclosed BLUE proxy card. Your Board of Directors does NOT endorse the nominee and proposals put Cforth by Driver Management Company LLC, Driver Opportunity Partners I LP and J. Abbott R. Cooper (collectively, A“Driver Management”) and strongly urges you to DISCARD all proxy cards or other materials sent to you by Driver RManagement. If you have previously submitted a proxy card sent to you by Driver Management, you can revoke Dthat proxy (including any matter set forth therein, whether or not such matter is listed on the reverse side of this card) by signing and dating the enclosed BLUE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed BLUE proxy card. PLEASE MARK, SIGN, DATE AND RETURN THE BLUE PROXY CARD, USING THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT—PLEASE VOTE TODAY Continued and to be signed on reverse sideSEE REVERSE SIDE 5TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5 Important Notice Regarding the Availability of Proxy Materials for the www.proxyvoting.com/FUNC: The Notice and Proxy Statement and Annual Report are available at www.proxyvoting.com/FUNC

The Board of Directors unanimously recommends you vote “FOR” the following: PRELIMINARY COPY-SUBJECT TO COMPLETION-DATED MARCH 1, 2021 The Board of Directors unanimously recommends you vote “AGAINST” Please mark vote as Corporation Proposal: The election of the four nominees named in this Proxy Statement to serve on the Board of Directors, FOR WITHHOLD FOR ALL Proposals 8, 9, 10, 11, 12, 13 and 14. indicated in this example X each until the 2024 Annual Meeting of Shareholders and until his her successor is duly elected and qualified; (Proposal 1); Nominees Sanu Chadha02. Christy M. DiPietro03. Patricia Milon04. Carissa L. Rodeheaver INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) on the line to the right: The Board of Directors unanimously recommends you vote “FOR” Proposals 2, 3, 4, 5 and 6 and "EVERY 1 YEAR” ALL ALL EXCEPT Driver Proposal: To consider and vote on a non-binding advisory proposal submitted by Driver Management Company LLC, Driver Opportunity Partners I LP and J. Abbott R. Cooper (collectively, “Driver Management”), requesting that the Board take all steps necessary or desirable under applicable law to require that the Chairman of the Board be an independent director (Proposal 8); Driver Proposal: To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law to provide that any actions currently requiring the affirmative vote of two-thirds (or any proportion FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN on Proposal 7: Corporation Proposal: To approve an amendment to the Corporation’s charter (the “Charter”) to declassify the Board (Proposal 2); Corporation Proposal: To adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Charter to reduce the votes required to approve certain shareholder actions, from two-thirds of all votes entitled to be cast on the matter to a majority of all votes entitled to be cast on the matter (Proposal 3); Corporation Proposal: To adopt a non-binding advisory resolution that the Board take the actions necessary to amend the Corporation’s Amended and Restated Bylaws, as amended (the “Bylaws”) to provide for proxy access in the election of directors (Proposal 4); Corporation Proposal: To approve, by a non-binding advisory vote, the compensation paid to the Corporation’s named executive officers for 2020 (Proposal 5); Corporation Proposal: To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for 2021 (Proposal 6); Corporation Proposal: To recommend, by a non-binding advisory vote, the FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN greater than a simple majority) of all the votes entitled to be cast for shareholder approval (including, without limitation, mergers and amendments to the Charter) shall only require the affirmative vote of a simple majority of all the votes entitled to be cast for shareholder approval (Proposal 9); Driver Proposal: To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board take all steps necessary or desirable under applicable law (including adopting a resolution pursuant to Maryland Code, Corporations and Associations § 2-514) to provide beneficial owners of shares with all the rights (to the maximum extent available under applicable law) accorded shareholders of record pursuant to the Charter, the Bylaws, as well as applicable law (Proposal 10); Driver Proposal: To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board adopt a resolution whereby the Board commits to avoid taking any actions (including lobbying the Maryland Commissioner of Financial Regulation (the “Commissioner”)) to investigate potential violations of Section 3-314 of the Financial Institutions Article of the Annotated Code of Maryland (the “Maryland Stock Acquisition Statute”) or seeking to enforce, through legal action or otherwise, any of the provisions of the Maryland Stock Acquisition Statute not otherwise explicitly required by law that are reasonably likely to lead to the disenfranchisement of any shareholder (Proposal 11); Driver Proposal: To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board adopt a “proxy access” bylaw that would require the Corporation to include in proxy materials prepared for a shareholder meeting at which directors are to be elected certain information regarding any person or persons nominated for election to the Board by a shareholder and would allow shareholders to vote on such nominee or nominees on the Corporation’s proxy card (Proposal 12); FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN frequency of future Say-on-Pay Votes (every 1 year, every 2 years or every 3 years) (Proposal 7); EVERY 1 YEAR EVERY 2 YEARS EVERY 3 YERS ABSTAIN Driver Proposal: To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board amend the Bylaws to provide that shareholders may alter, amend or repeal the Bylaws by the affirmative vote of a simple majority of all the votes entitled to be cast by the holders of the issued and outstanding shares of common stock (Proposal 13); and Driver Proposal: To consider and vote on a non-binding advisory proposal submitted by Driver Management, requesting that the Board form a special committee to review any violations of Rule 5640 of The Nasdaq Stock Market Rules by the Corporation by voluntarily asserting or attempting to exercise a private right of action under the Maryland Stock Acquisition Statute absent a binding prior determination by the Commissioner or a court of competent jurisdiction that a violation has occurred (Proposal 14). FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the 2021 Annual Meeting of Shareholders or any postponements or adjournments thereof, to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE 5 TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5 : ( BY TELEPHONE OR INTERNET QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE Your telephone or internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/FUNC. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. Call ★ ★ Toll Free ★ ★ (877) 550-2520 There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on [•], 2021. CONTROL NUMBER for Telephone/Internet Proxy Authorization